As filed with the Securities and Exchange Commission on August 25, 2026

Securities Act Registration No. 333-196273
Investment Company Act Registration No. 811-22930

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. __	☐
Post-Effective Amendment No. 251	☒

and/or

Registration Statement under the Investment Company Act of 1940

Amendment No. 252	☒
(Check appropriate box or boxes)

USCF ETF Trust
(Exact Name of Registrant as Specified in Charter)

1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596
(Address of Principal Executive Offices) (Number, Street, City, State, Zip Code)

(510) 522-9600
(Registrant’s Telephone Number, including Area Code)

Daphne G. Frydman
Chief Legal Officer
USCF Advisers LLC
1850 Mt. Diablo Blvd., Suite 640
Walnut Creek, CA 94596
(Name and Address of Agent for Service)

Copy to:

Cynthia R. Beyea
Dechert LLP
1900 K Street, NW
Washington, DC 20006
Phone: (202) 261-3300

Approximate Date of Proposed Public Offering: As soon as practicable after this filing becomes effective.

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)
☐	On (date) pursuant to paragraph (b).
☒	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND IS SUBJECT TO CHANGE. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION – PRELIMINARY PROSPECTUS DATED AUGUST 25, 2026

Prospectus

USCF Electrification Metals Fund

(formerly known as USCF Sustainable Battery Metals Strategy Fund)

NYSE Arca: ZSB

[          ], 2026

USCF ETF TRUST

* Principal U.S. Listing Exchange: NYSE Arca, Inc. (“NYSE Arca”)

NEITHER THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) NOR THE COMMODITY FUTURES TRADING COMMISSION (“CFTC”) HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENT PRODUCTS • ARE NOT FDIC INSURED • MAY LOSE VALUE • ARE NOT BANK GUARANTEED

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FUND SUMMARY — USCF ELECTRIFICATION METALS FUND (FORMERLY KNOWN AS USCF SUSTAINABLE BATTERY METALS STARTEGY FUND)

Investment Objective

The USCF Electrification Metals Fund (the “Fund”) seeks total return.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below. The fees and expenses are expressed as a percentage of the Fund’s average daily net assets.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.79%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(2)	[ ]	%
Total Annual Fund Operating Expenses	[ ]	%
Fee Waiver(3)	(0.20)%
Total Annual Fund Operating Expenses After Fee Waiver	[ ]	%

(1)	The Fund pays USCF Advisers LLC (the “Adviser”) an annual unitary management fee based upon the Fund’s average daily net assets at the rate set forth above. The Adviser is responsible for all direct expenses of the Fund, including the costs of investing in the Subsidiary (as defined below), except expenses for taxes and governmental fees; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(3)	The Adviser has contractually agreed through October 31, 2027 to waive 0.20% of its management fee. The agreement may be amended or terminated prior to October 31, 2027 only by agreement of the Board of Trustees (the “Board”) of USCF ETF Trust (the “Trust”) and the Adviser, and will terminate automatically if the investment advisory agreement between the Adviser and the Fund is terminated. After October 31, 2027, the Adviser, in its sole discretion, may choose to renew or amend the agreement, subject to approval by the Board. Amounts waived are not subject to recoupment by the Adviser.

Example

The following example is intended to help investors compare the cost of investing in the Fund with the cost of investing in other funds.

It illustrates the hypothetical expenses that investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then sell all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% per year and that operating expenses remain the same, except that it assumes the fee waiver is only in place for the one-year period. This example does not include the brokerage commissions that investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$[ ]	$[ ]	$[ ]	$[ ]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or financial instruments (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. Importantly, this rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares. During the most recent fiscal year, the Fund’s portfolio turnover rate was [ ]% of the average value of its portfolio.

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Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in metals derivative instruments (“Metals Derivatives”) that are linked to “Electrification Metals,” (as defined below). The Adviser believes that demand for certain metals will increase as the global economy undergoes a process known as “Electrification”. During Electrification, energy derived from sustainable sources such as wind, solar, and hydroelectric power will gradually replace energy generated by fossil fuels. The infrastructure needed to produce and store that energy as electricity in batteries (“Battery and Electrification Infrastructure”) will require substantial amounts of certain metals. As a result, Electrification may lead to rising prices for these metals over time.

Specifically, the Fund’s holdings will consist of instruments tied to industrial metals and precious metals (the “Metals” and each, a “Metal”) that are used in batteries, battery charging infrastructure, and sustainable energy generation and storage infrastructure (“Electrification Metals”). ElectrificationMetals include metals such as cobalt, copper, iron ore, lithium, nickel, and other metals currently used in Battery and Electrification Infrastructure. Specific metals may be added or removed as eligible metals when changes occur in the evolution of battery and electrification metals technology, and when exposure to these metals can be obtained.

The Fund has adopted a sustainable strategy pursuant to which it purchases carbon offset investments (“Carbon Offset Investments”) in an amount equal to the lesser of the estimated aggregate carbon emissions of the Fund’s holdings or 20% of the Fund’s assets. By purchasing Carbon Offset Investments, the Fund seeks to mitigate the carbon-intensive nature of the Fund’s Metals Derivatives.

The Adviser uses a proprietary multi-factor quantitative methodology to select the Metals Derivatives. The proprietary methodology considers the use of a specific Metal in Battery and Electrification Infrastructure, the other uses of such Metal, and each Metal’s environmental impact, and attempts to provide exposure to the Metals used in Battery and Electrification Infrastructure in amounts that generally correspond to each Metal’s relative demand in connection with such use, meaning that the Fund will invest more heavily in those Metals whose price is expected to be more closely aligned with that Metal’s increased demand for use in Battery and Electrification Infrastructure. The Metals Derivatives in which the Fund will invest are exchange-traded and over-the-counter futures and swaps contracts on the Metals and, to a lesser extent, options and forwards. If these contracts are traded on an exchange, liquidity relative to the Fund’s size and trading needs is also considered in determining if a Metals Derivative is suitable. Futures traded on U.S. or international exchanges with sufficient liquidity are prioritized. Swaps may be used for any Metal that does not have a futures contract with sufficient liquidity. The Fund may also use options and forwards to supplement its futures and swaps positions or if adequate futures and swaps are not available. The Fund may not have exposure to every Metal used in Battery and Electrification Infrastructure because there may not be a suitable derivative tied to each Metal. The Adviser’s proprietary methodology will also exclude Metals that have only a de minimis connection to Battery and Electrification Infrastructure. The Adviser will assess each Metals Derivative’s inclusion in the methodology on an annual basis.

After all the Metals Derivatives have been selected, the Adviser estimates the carbon emissions associated with each of the Metals Derivatives chosen by the methodology. The Adviser relies on data published by governmental or multi-national organizations, scientific studies, investment bank/financial service companies, and internationally recognized environmental, social and governance (“ESG”) research firms to make such estimates. The Adviser then calculates the aggregate carbon emissions from all Metals Derivatives in the portfolio and the Fund purchases Carbon Offset Investments in the form of carbon credit futures contracts in an amount equal to the net emissions. Carbon emissions estimates will be updated annually.

Although the Fund may invest in Metals Derivatives directly, the Fund invests in Metals Derivatives primarily through a wholly-owned subsidiary of the Fund incorporated in the Cayman Islands, USCF Cayman Commodity 5 (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective as the Fund. The Fund may invest up to 25% of its assets in the Subsidiary.

The portion of the Fund’s assets that are not invested in Metals Derivatives or Carbon Offset Investments, will be primarily invested, directly or indirectly through the Subsidiary, in cash, cash equivalents, money market funds, repurchase agreements, or short maturity fixed-income investments or a combination thereof. The primary purpose of such investments will be to meet collateral requirements associated with the Fund’s Metals Derivatives.

The Fund is “non-diversified,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

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Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The principal risks of investing in the Fund are summarized below.

Commodities Risk. Exposure to the commodities markets through investments in Metals Derivatives may subject the Fund to greater volatility than investments in traditional securities. The risks and hazards that are inherent in commodity production may cause the price of commodities to fluctuate widely. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, tariffs and other political events, equipment failures and unexpected maintenance problems, import supply disruption, governmental expropriation, political upheaval or conflicts, or increased competition from alternative energy sources or commodity prices. Significant changes in the value of commodities may lead to volatility in the Fund’s net asset value (“NAV”) and market price.

Derivatives Risk. The value of a derivative instrument, such as the Fund’s investments in Metals Derivatives, depends largely on (and is derived from) an underlying asset (or a reference rate or index). Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset of a derivative could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. The Fund may not be able to close out a derivative transaction at a favorable time or price, particularly during adverse market conditions or market disruptions, including periods of increased volatility. Derivatives may also be harder to value, less tax efficient, and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other exchange traded funds (“ETFs”) because the Fund will implement its investment strategy primarily through investments in Metals Derivatives.

Futures Risk. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date (the expiration date) at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the futures contract and the underlying commodity; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which can, in certain instances, be unlimited; and (d) unfavorable execution prices. The Fund may need to sell a futures contract at an inopportune time for an unfavorable price; for example, the Fund is not permitted to take delivery of the underlying commodity, so as a futures contract approaches its expiration date, the contract may be replaced by a similar contract that has a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. Contango and backwardation (if the price of the near month futures contract is higher than the next futures month contract) may impact the total return on investment in shares of the Fund relative to the spot prices of the commodities on which the Fund holds futures. It is impossible to predict with any degree of certainty whether backwardation or contango will occur in the future. It is likely that both conditions will occur during different periods.

Options Risk. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (“call”) or sell (“put”) an asset in the future at an agreed upon price prior to the expiration date of the option. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The value of options can be highly volatile, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations.

Swaps Risk. Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. Swap agreements may also be illiquid, and in such cases, the Fund may have difficulty closing out its position.

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Derivatives Tax Risk. Certain aspects of the tax treatment of derivative instruments, including commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

Asset Class Risk. The Metals Derivatives, securities, and other assets in the Fund’s portfolio may underperform in comparison to other securities, assets or indexes that track other issuers, countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors (including the futures markets). Various types of securities or assets may experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.

Market Risk. The trading prices of metals, other commodities and other financial instruments fluctuate, sometimes rapidly and unpredictably, in response to a variety of factors. These factors include events impacting a specific market segment or the entire market, including war, military conflict, acts of terrorism, political or social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, geopolitical disputes, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments. The Fund’s NAV and market price may fluctuate significantly due to market risk. The Fund, and investors, could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns, such as a recession. The loss of the entire principal amount of an investment is possible.

Non-Diversification Risk. The Fund will pursue its investment strategy without regard to whether its investment strategy presents adequate diversification among individual holdings. If there are adverse changes in the financial condition of a particular investment, the resulting adverse impact on the performance of the Fund may be more pronounced than if the Fund were more diversified.

Foreign Derivatives Risk. The Fund may invest in derivatives that trade on foreign exchanges. Unlike trading on domestic exchanges for certain derivatives instruments, trading on foreign exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Foreign exchanges may be subject to less government supervision and regulation than is applicable to U.S. exchanges. Foreign exchanges may be open on days when the Fund does not price its shares, so the value of the securities held by the Fund may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, shares of the Fund may trade on days when foreign exchanges are closed, so there may be changes between the last quoted price from the portfolio security’s closed foreign market and the value of the foreign security during the Fund’s domestic trading day. These factors may result in differences between the market price of the Fund’s shares and the underlying value of those shares. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Adviser’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume. Transactions on foreign exchanges may include both instruments which are traded on domestic exchanges and those which are not.

Global Currency Exchange Rate Risk. The price of any non-U.S. investment and, therefore, the potential profit and loss on such investment, may be affected by any variance in the foreign exchange rate between the time the order is placed and the time it is liquidated, offset, or exercised. As a result, changes in the value of the local currency relative to the U.S. dollar may cause losses to the Fund even if the investment is profitable. The Fund does not intend to hedge against currency risk.

Carbon Market Risk. The Fund may invest in carbon offset credit derivatives (such as futures) and other carbon-related derivatives, the values of which are linked to emissions allowances related to so-called “cap and trade” programs established by governments and regulators. These programs could be discontinued or the demand for carbon credits could decline, adversely affecting the value of the Fund. The price of carbon offset credits is subject to national and global political events, such as governmental regulation and intervention.

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Sustainable Strategy Risk. The ability of the Fund to achieve its strategy of mitigating the carbon-intensive nature of its Metals Derivatives will be subject to the Adviser’s assessment of the carbon emissions of the Fund’s Metals Derivatives, which is not reviewed by any third party. Although the Adviser only intends to reevaluate the emissions estimates of its investments on an annual basis, the emissions profile of a Metals Derivative may change more frequently. Moreover, the Adviser’s methodology for assessing the Fund’s carbon emissions exposure may differ from the methodology used by others. Furthermore, the Adviser’s methodology for measuring carbon emissions of an investment may differ from an investor’s assessment due to a variety of reasons, including, but not limited to, use of different carbon emission data sources. The Adviser’s methodology for calculating the Fund’s carbon emissions exposure could prove to be imperfect or may not achieve its intended results. The Fund invests in Carbon Offset Investments based on the Adviser’s assessment of the level of emissions associated with the Fund’s portfolio, and not based on performance. As such, the Adviser may purchase or sell a Carbon Offset Investment, even if such transaction will adversely impact the performance of the Fund.

Liquidity Risk. The Fund may not always be able to liquidate its positions at the desired price or time (or at all) or at prices approximating those at which the Fund currently values them. It may be difficult for the Fund to value illiquid holdings accurately. Unexpected market illiquidity may cause major losses at any time.

Valuation Risk. The sale price the Fund could receive for a security or other asset may differ from the Fund’s valuation of the security or asset, particularly for securities or assets that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities or assets in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Fluctuation of NAV Risk. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s shares on NYSE Arca. The Adviser cannot predict whether the Fund’s shares will trade below, at, or above NAV.

Repurchase Agreements Risk. Repurchase agreements are instruments under which the Fund acquires ownership of a security, and the seller, a broker-dealer or a bank agrees to repurchase the security at a mutually agreed upon time and price. Repurchase agreements expose the Fund to the risk that the counterparty defaults on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement. In this circumstance, the Fund could lose money if the underlying instruments used as collateral lose their value before they can be sold.

Secondary Market Risk. Although the Fund’s shares are listed for trading on NYSE Arca and may be listed or traded on U.S. and non-U.S. stock exchanges other than NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings. Further, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio holdings and the Fund’s market price. This reduced liquidity and effectiveness could result in shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for shares. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers and will incur the cost of the difference between “bid” and “ask” prices of the Fund’s shares.

Long-Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking total return over the long term. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund.

Management Risk. The Fund is subject to management risk because its portfolio will be actively managed. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its service providers seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

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Position Limits Risk. Accountability levels, position limits, and daily price fluctuation limits set by the futures exchanges and regulations imposed by the CFTC may prevent the Fund from trading certain futures contracts or employing its investment strategies, which could harm the performance of the Fund.

Intermediary and Counterparty Risk. Futures and options contracts, and other forms of derivatives, as well as fixed income instruments, involve intermediaries or counterparties and therefore subject the Fund to the risk that an intermediary or counterparty could default on its obligations under an agreement, either through the intermediary’s or counterparty’s bankruptcy or general failure to perform its obligations. In the event of default, the Fund may not be able to recover its assets. Moreover, even if the Fund is able to recover some or all of its assets, such recovery could involve lengthy delays. During any such period, the Fund may have difficulty determining the value of its investments associated with the intermediary or counterparty, which in turn could result in the overstatement or understatement of the Fund’s NAV. This may negatively affect the Fund’s share price and may cause the Fund’s shares to trade at a premium or discount to NAV. For exchange-traded derivatives, including the Fund’s investments in futures contracts, a futures commission merchant (“FCM”) serves as the intermediary to the Fund (the FCM, in turn, serves as an intermediary to the applicable clearing organization). In such cases, the Fund faces the risk that the FCM would default on its obligations, including the FCM’s obligation to return margin posted by the Fund.

Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators that are now in effect require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to the Fund.

Commodity Market Regulatory Risk. The commodity interest markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the CFTC and futures exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits, and the suspension of trading. The regulation of commodity interest transactions (i.e., futures, options and swaps) in the United States is a rapidly changing area of law and is subject to ongoing modification by governmental and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but it could be substantial and adverse.

Small Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size. While the Fund is small, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of its listing exchange and any resulting liquidation could create negative transaction costs for the Fund and tax consequences for investors.

Investing in Other Investment Companies Risk. An investment in other investment companies (including money market funds) is subject to the risks associated with those investment companies. To the extent the Fund invests in other investment companies, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment companies, and will be further reduced by the Fund’s own expenses, including management fees; that is, there will be a layering of certain fees and expenses.

Subsidiary Investment Risk. By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections afforded to investors in registered investment companies. A shareholder’s cost of investing in the Fund may be higher because shareholders bear the expenses of the Subsidiary. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized or incorporated, respectively, could result in the inability of the Fund or the Subsidiary to operate as described in this Prospectus and the Statement of Additional Information (“SAI”) and could negatively affect the Fund.

Cash Management Risk. To the extent the Fund holds cash, the Fund will earn reduced income (if any) on the cash and will be subject to the credit risk of the depository institution holding the cash and any fees imposed on large cash balances. If a significant amount of the Fund’s assets are invested in cash and cash equivalents, the Fund may underperform other funds that do not similarly invest in cash and cash equivalents for investment purposes and/or to collateralize derivative instruments.

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Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions therefore may decline. Inflation may result in losses to Fund shareholders.

Fixed Income Investment Risk. When the Fund invests in fixed income instruments, the value of the Fund’s investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value. Other risk factors associated with fixed income investments include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). The Fund may be subject to a greater risk of rising interest rates during a period of historically low rates.

Treasuries Risk. The Fund may invest in U.S. government securities or obligations (“Treasuries”). The value of Treasuries generally moves inversely with movements in interest rates. The prices of longer maturity securities are generally subject to greater market fluctuations as a result of changes in interest rates. If the Fund is required to sell Treasuries or other U.S. government obligations at a price lower than the price at which they were acquired, the Fund will experience a loss.

Leverage Risk. Borrowing transactions, derivatives transactions, and other investment transactions may create investment leverage. If the Fund engages in transactions that have a leveraging effect on the Fund’s investment portfolio, the value of the Fund will be potentially more volatile and all other risks will tend to be compounded. The use of leverage is considered to be a speculative investment practice and may result in losses to the Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy repayment, interest payment, or margin obligations or to meet other requirements.

Commodities Tax Risk. The Fund intends to qualify annually as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If it qualifies as a RIC and satisfies certain minimum distribution requirements, the Fund will not be subject to U.S. federal income tax on income and gains that it timely distributes to shareholders. To qualify as a RIC, the Fund must satisfy, among other things, certain source-of-income requirements. The Internal Revenue Service (“IRS”) issued a revenue ruling indicating that certain direct investments in commodity-linked instruments would not produce qualifying income for purposes of the RIC source-of-income requirements. Subsequent to this ruling, the IRS issued an additional revenue ruling and several private letter rulings in which it concluded that certain commodity-linked instruments and certain investments in foreign subsidiaries holding commodity-linked instruments would produce qualifying income. As discussed above, the Fund intends to gain exposure to the commodities market primarily through its investment in the Subsidiary. The Fund anticipates that its inclusion of income from the Subsidiary in the Fund’s taxable income will be treated as qualifying income for purposes of the RIC source-of-income requirements. This tax treatment may be adversely affected by additional changes in legislation, regulations, or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from the Subsidiary is treated as non-qualifying income, the Fund might fail to qualify as a RIC, in which case, it would be subject to U.S. federal income tax at the Fund level. Such adverse effects could, among other consequences, limit the Fund’s ability to pursue its investment strategy and adversely affect the returns to Fund shareholders.

Authorized Participants Risk. Only certain institutions or large investors (typically, market makers or other broker-dealers) that have entered into an agreement with the Fund’s distributor (“Authorized Participants”) may purchase or redeem shares at NAV. The Fund’s distributor has entered into Authorized Participant Agreements with a limited number of institutions on behalf of the Fund. Should these Authorized Participants cease to act as such or, for any reason, be unable to create or redeem shares of the Fund and new Authorized Participants are not appointed in their place, shares of the Fund may trade at a discount to the Fund’s NAV and possibly face delisting.

Cash Transaction Risk. Creation and redemption transactions are generally settled through payments consisting substantially of cash, which will cause the Fund to incur certain costs, such as brokerage and other transaction costs, that it would not incur if it made solely in-kind redemptions. In addition, because the Fund may be required to sell financial instruments in order to obtain the cash needed to fulfill a redemption request from an Authorized Participant, an investment in Fund shares may be less tax efficient than investments in shares of conventional ETFs, and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

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Fund Performance

The bar chart below shows how the Fund has performed for the calendar year shown, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance and a supplemental index. This information provides some indication of the risks of investing in the Fund by comparing the Fund’s performance with a regulatorily required broad-based securities market index (S&P 500 Index) (the “Regulatory Benchmark”), and two performance indexes (Bloomberg Commodity Index Total ReturnSM and S&P GSCI Electric Vehicle Metals TR Index℠) (each a “Performance Benchmark”). Each Performance Benchmark is generally more representative of the market sectors and/or types of investments in which the Fund invests or to which the Fund has exposure and which the Adviser uses to measure the Fund’s performance. The Fund has included in the table below the performance of the Regulatory Benchmark, which represents a broader measure of market performance, to comply with regulatory requirements. Past performance (before and after taxes) is not predictive of future results. Updated performance information is available at www.uscfinvestments.com.

Calendar Year Returns (Year ended December 31)

Highest Performing Quarter:	[-1.85% in the third quarter of 2024]
Lowest Performing Quarter:	[-9.61% in the first quarter of 2024]
YTD Return as of 9/30/2026:	[ ]%

Average Annual Total Returns
(for the periods ended December 31, 2025)

	1 Year		Since Inception
Return Before Taxes	[ ]	%	[ ]	%
Return After Taxes on Distributions	[ ]	%	[ ]	%
Return After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%
S&P 500 Index	[ ]	%	[ ]	%
Bloomberg Commodity Index Total Return℠(1)	[ ]	%	[ ]	%
S&P GSCI Electric Vehicle Metals TR Index℠(2)	[ ]	%	[ ]	%

(1)	Reflects no deductions for fees, expenses or taxes.
(2)	This benchmark replaces the prior benchmark, Bloomberg Electrification Metals TR Index℠, which was discontinued by the index provider.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

USCF Advisers LLC serves as the investment adviser to the Fund and the Subsidiary.

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Portfolio Managers

Seth Lancaster, a Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2023.

Darius Coby, Director of Operations and Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2023.

Andrew F Ngim, a Management Director and Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2023.

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual shares of the Fund may only be purchased and sold in the secondary market on a national securities exchange, such as NYSE Arca, through a broker-dealer. The price of the Fund’s shares is based on market price. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask). This is known as the “bid-ask spread”.

Information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spread is available on the Fund’s website at www.uscfinvestments.com.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only Authorized Participants that have entered into an agreement with ALPS Distributors, Inc. (the “Distributor”) may purchase or redeem. The size of a Creation Unit may change from time to time. A Creation Unit for the Fund consists of 25,000 shares. The Fund generally issues and redeems Creation Units for a designated amount of cash, however, the Fund has adopted policies and procedures that allow it to utilize custom baskets and issue and redeem Creation Units partially in-kind (i.e., in exchange for a “basket” of securities). Authorized Participants are required to pay a transaction fee to compensate the Fund for brokerage and transaction expenses when purchasing and redeeming Creation Units. The transaction fee for the Fund is $250.

See “Transaction Fees on Creation and Redemption Transactions.”

Tax Information

The Fund intends to make distributions of ordinary income, qualified dividend income, or capital gains. Shareholders will be subject to U.S. federal income tax on such amounts at the rate applicable to such category of income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms, and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INVESTMENT OBJECTIVE, STRATEGIES, AND RISK INFORMATION

Investment Objective

The Fund seeks total return. There can be no assurance that the Fund will achieve its investment objective.

The Fund’s investment objective, and its policy to invest at least 80% of its assets in Metals Derivatives that are linked to Electrification Metals may each be changed by the Board without a vote of shareholders upon 60 days’ written notice to the Fund’s shareholders.

Additional Information about Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in Metals Derivatives that are linked to “Electrification Metals,” (as defined below). Derivatives instruments used by the Fund will be counted toward the Fund’s 80% investment policy to the extent they provide investment exposure to investments included within that policy.

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The Adviser believes that demand for certain metals will increase as the global economy undergoes a process known as “Electrification”. During Electrification, energy derived from sustainable sources such as wind, solar, and hydroelectric power will gradually replace energy generated by fossil fuels. Battery and Electrification Infrastructure will require substantial amounts of certain metals. As a result, Electrification may lead to rising prices for these metals over time.

Specifically, the Fund’s holdings will consist of instruments tied to Metals that are used in batteries, battery charging infrastructure, and sustainable energy generation and storage infrastructure (“Electrification Metals”). Electrification Metals include metals such as cobalt, copper, iron ore, lithium, nickel, and other metals currently used in Battery and Electrification Infrastructure. Specific metals may be added or removed as eligible metals when changes occur in the evolution of battery and electrification metals technology, and when exposure to these metals can be obtained.

The Fund has also adopted a sustainable strategy pursuant to which it purchases Carbon Offset Investments in an amount equal to the lesser of the estimated aggregate carbon emissions of the Fund’s holdings or 20% of the Fund’s assets. By purchasing Carbon Offset Investments, the Fund seeks to mitigate the carbon-intensive nature of the Fund’s Metals Derivatives.

The Adviser uses a proprietary multi-factor quantitative methodology to select the Metals Derivatives. The proprietary methodology considers the use of a specific Metal in Battery and Electrification Infrastructure, the other uses of such Metal, and each Metal’s environmental impact, and attempts to provide exposure to the Metals used in Battery and Electrification Infrastructure in amounts that generally correspond to each Metal’s relative demand in connection with such use, meaning that the Fund will invest more heavily in those Metals whose price is expected to be more closely aligned with that Metal’s increased demand for use in Battery and Electrification Infrastructure. The Metals Derivatives in which the Fund will invest are exchange-traded and over-the-counter futures and swaps contracts on the Metals and, to a lesser extent, options and forwards. If these contracts are traded on an exchange, liquidity relative to the Fund’s size and trading needs is also considered in determining if a Metals Derivative is suitable. Futures traded on U.S. or international exchanges with sufficient liquidity are prioritized. Swaps may be used for any Metal that does not have a futures contract with sufficient liquidity. The Fund may also use options and forwards to supplement its futures and swaps positions or if adequate futures and swaps are not available. The Fund may not have exposure to every Metal used in Battery and Electrification Infrastructure because there may not be a suitable derivative tied to each Metal. The Adviser’s proprietary methodology will also exclude Metals that have only a de minimis connection to Battery and Electrification Infrastructure. The Adviser will assess each Metals Derivative’s inclusion in the methodology on an annual basis.

After all the Metals Derivatives have been selected, the Adviser estimates the carbon emissions associated with each of the Metals Derivatives chosen by the methodology. The Adviser relies on data published by governmental or multi-national organizations, scientific studies, investment bank/financial service companies, and internationally recognized ESG research firms to make such estimates. The Adviser then calculates the aggregate carbon emissions from all Metals Derivatives in the portfolio and the Fund purchases Carbon Offset Investments in the form of carbon credit futures contracts in an amount equal to the net emissions. Carbon emissions estimates will be updated annually.

The portion of the Fund’s assets that are not invested in Metals Derivatives or Carbon Offset Investments, will be primarily invested, directly or indirectly through the Subsidiary, in cash, cash equivalents, money market funds, repurchase agreements, or short maturity fixed-income investments or a combination thereof. The primary purpose of such investments will be to meet coverage and collateral requirements associated with the Fund’s Metals Derivatives.

The Fund is “non-diversified,” as that term is defined in the 1940 Act.

Additional Information about the Fund’s Metals Derivatives

Commodities are tangible assets, such as metals, that may be bought and sold. Commodities may be physically traded at their current market prices (referred to as “spot prices”), but are more commonly traded through the purchase and sale of derivative instruments, such as commodities futures contracts and swaps.

A commodities futures contract is a financial instrument in which a party agrees to pay a fixed price for a fixed quantity of a commodity at a specified future date. Such futures contracts expire on a monthly basis, while other derivative instruments are typically customized. Investors can close futures contracts prior to expiration, “roll” to a later contract, or allow the contract to expire and take settlement of the underlying commodity or financial instrument specified by the contract.

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Generally, swap agreements are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded over-the-counter between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular investment, a particular fixed or variable interest rate, a particular non-U.S. currency, or a “basket” of securities or investments representing a particular index. Swaps can also be based on credit and other events.

In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility may increase market transparency and liquidity but may require the Fund to incur increased expenses. When the Fund enters into a cleared swap, it must deliver initial margin to the central counterparty (via the FCM). During the term of the swap agreement, variation margin will be paid by the Fund or received by the Fund in accordance with the rules of the relevant clearinghouse. Specifically, if the value of the Fund’s cleared swap declines, the Fund will be required to make additional variation margin payments to the FCM to settle the change in value. Conversely, if the market value of the Fund’s position increases, the FCM will post additional variation margin to the Fund’s account.

In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. The Fund would enter into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the over-the-counter derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts. In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. During the term of an uncleared swap, the Fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

Although the Fund may invest in Metals Derivatives directly, the Fund invests in Metals Derivatives primarily through the Subsidiary. By investing in the Subsidiary, the Fund expects to be able to obtain greater exposure to Metals Derivatives while maintaining compliance with U.S. federal income tax requirements applicable to investment companies. The Fund will not invest more than 25% of its total assets in the Subsidiary, as determined at the end of each fiscal quarter.

The Subsidiary is advised by the Adviser and has the same investment objective as the Fund. The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures as the Fund, except that the Subsidiary may invest without limitation in Metals Derivatives and carbon derivatives. The Subsidiary’s investments are considered to be part of the Fund’s portfolio. Neither the Fund nor the Subsidiary invests directly in commodities.

Additional Information about the Fund’s Sustainable Strategy

The Fund’s sustainability-focused investment strategy allocates assets to Metals Derivatives that are required for the electrification of the global economy, which the Adviser believes will lead to a lower carbon global economy. More broadly, the Adviser believes that its Metals Derivatives will promote access to, and availability of, Metals that are crucial for modern climate solutions, and will facilitate capital formation and the development of technology that will advance global and national progress towards net-zero carbon emissions goals. The Fund’s investments in Metals Derivatives will assist in facilitating the availability of capital and liquidity for the Metals markets and which the Adviser believes will assist the companies producing and processing the metals required for climate solutions.

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By investing in Carbon Offset Investments, the Fund seeks to mitigate the carbon intensive nature of its Metals Derivatives. The Fund gauges its carbon emissions profile by considering a variety of factors, including the carbon emitted into the atmosphere by the production and/or processing of the Metals in which the Fund invests and any of the Fund’s investments in Carbon Offset Investments. The Adviser’s assessment of a particular investment’s emissions is not reviewed by any third party. The Carbon Offset Investments purchased by the Fund may not have any correlation to a particular mining site, distribution facility, geographical location, end use, or other aspect of a particular Metals Derivative.

The Fund considers carbon offset derivatives to be derivatives, such as futures contracts, where the underlying investment is a carbon credit. A carbon offset credit is a transferrable instrument certified by governments or other independent bodies to represent an emission reduction of a certain amount of carbon or other greenhouse gas. The Fund does not physically settle any of its carbon offset derivatives, and instead “rolls” all such contracts prior to their expiration. The Fund relies on the exchanges, on which carbon offset derivatives are traded, to ensure that such contracts meet the standards required for listing.

Other Information about Investments in Commodities and Futures Generally

In futures markets, a situation known as “contango” arises when contracts for the closest month to delivery trade at lower prices than contracts for the next closest month to delivery. As a futures contract nears expiration, an investor who wishes to maintain a continuous investment must “roll” from the expiring contract to a later-dated contract. If the market is in contango, then, absent beneficial movements in spot prices, the later-dated contract will tend to decline in value as it approaches its own expiration. The process of holding futures contracts while the market is in contango may result in significant underperformance for a futures-based investment relative to the total return of other price indices, such as an index tracking a commodity’s spot price.

The CFTC has adopted certain requirements that subject a registered investment company and its investment adviser to regulation by the CFTC if the registered investment company invests more than a prescribed level of its net asset value in CFTC-regulated futures, options, or swaps, or if the registered investment company markets itself as providing investment exposure to such instruments. Due to the Fund’s expected use of such CFTC-regulated instruments above the prescribed levels, the Fund is considered a “commodity pool” under the Commodity Exchange Act (“CEA”).

Other Investments and Activities

The Fund may invest in other ETFs and commodity-related exchange traded products (“ETPs”), including exchange-traded notes (“ETNs”). The Fund may from time to time invest in high-yield debt instruments.

Additional Principal Risk Information about the Fund

This section provides additional information regarding the principal risks described under “Principal Risks of Investing in the Fund” in the Fund Summary. Each risk factor below could have a negative impact on the Fund’s performance and trading prices.

Commodities Risk. The value of a commodity is based upon the price movements of the commodity in the market. The risks and hazards that are inherent in commodity production may cause the price of commodities to fluctuate widely. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, tariffs and other political events, equipment failures and unexpected maintenance problems, import supply disruption, governmental expropriation, political upheaval or conflicts, or increased competition from alternative energy sources or commodity prices. Commodities price changes may be magnified by computer-driven algorithmic trading, which is becoming more prevalent in the commodities markets. Because the Fund has exposure to the commodities markets, developments affecting commodities markets may have an impact on the Fund. Such developments may include, among other things:

•	governmental, trade, fiscal, import, monetary and exchange control programs and policies;
•	weather and climate conditions;
•	changing supply and demand relationships;
•	changes in international balances of payments and trade;
•	U.S. and international rates of inflation;
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•	currency devaluations and revaluations;
•	U.S. and international political and economic events, including the imposition or tariffs or sanctions;
•	changes in interest and foreign currency/exchange rates;
•	market liquidity; and
•	changes in philosophies and emotions of market participants.

Exposure to the commodities markets through investments in commodity-linked instruments, including Metals Derivatives, may subject the Fund to greater volatility than investments in traditional securities. Significant changes in the value of commodities may lead to volatility in the Fund’s NAV and market price.

Derivatives Risk. The value of a derivative instrument depends largely on (and is derived from) an underlying asset (or a reference rate or index). Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset of a derivative could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. The Fund may not be able to close out a derivative transaction at a favorable time or price, particularly during adverse market conditions or market disruptions, including periods of increased volatility. Derivatives may also be harder to value, less tax efficient, and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other ETFs because the Fund will implement its investment strategy primarily through investments in Metals Derivatives, which are derivative instruments.

SEC Rule 18f-4 (the “Derivatives Rule”) regulates the ability of the Fund to enter into derivative transactions and other leveraged transactions. The Derivatives Rule defines the term “derivatives” to include short sales and forward contracts, in addition to instruments traditionally classified as derivatives, such as swaps, futures, and options. The Derivatives Rule also regulates other types of leveraged transactions, such as reverse repurchase agreements. Under the Derivatives Rule, a fund is prohibited from entering into derivatives transactions except in reliance on the provisions of the Derivatives Rule. The Derivatives Rule establishes limits on the derivatives transactions that a fund may enter into based on the value-at-risk (“VaR”) of the fund inclusive of derivatives.

Due to the nature of the Fund’s investments, the Fund is required to establish a derivatives risk management program, appoint a derivatives risk manager, and carry out enhanced reporting to the Board, the SEC and the public regarding the Fund’s derivatives activities. It is possible that the limits and compliance costs imposed by the Derivatives Rule may adversely affect the Fund’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objective and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

Futures Risk. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date (the expiration date) at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the futures contract and the underlying commodity; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which can, in certain instances, be unlimited; and (d) unfavorable execution prices. The Fund may need to sell a futures contract at an inopportune time for an unfavorable price; for example, the Fund is not permitted to take delivery of the underlying commodity, so as a futures contract approaches its expiration date, the contract may be replaced by a similar contract that has a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. Contango and backwardation (if the price of the near month futures contract is higher than the next futures month contract) may impact the total return on investment in shares of the Fund relative to the spot prices of the commodities on which the Fund holds futures. It is impossible to predict with any degree of certainty whether backwardation or contango will occur in the future. It is likely that both conditions will occur during different periods.

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Options Risk. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (“call”) or sell (“put”) an asset in the future at an agreed upon price prior to the expiration date of the option. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The value of options can be highly volatile, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations or the degree of correlation between the options and asset markets. The Fund may “cover” a call option by owning the security underlying the option or through other means. When options are purchased over the counter, the Fund bears counterparty risk, which is the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position.

Swaps Risk. Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. Swap agreements may also be illiquid, and in such cases, the Fund may have difficulty closing out its position.

Derivatives Tax Risk. Certain aspects of the tax treatment of derivative instruments, including commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

Asset Class Risk. The Metals Derivatives, securities, and other assets in the Fund’s portfolio may underperform in comparison to other securities, assets or indexes that track other issuers, countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors (including the futures markets). Various types of securities or assets may experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.

Market Risk. The trading prices of metals, other commodities and other financial instruments fluctuate, sometimes rapidly and unpredictably, in response to a variety of factors. These factors include events impacting a specific market segment or the entire market, including war, military conflict, acts of terrorism, political or social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, geopolitical disputes, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments. The Fund’s NAV and market price may fluctuate significantly due to market risk. The Fund, and investors, could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns, such as a recession. The loss of the entire principal amount of an investment is possible.

Non-Diversification Risk. The Fund will pursue its investment strategy without regard to whether its investment strategy presents adequate diversification among individual holdings. If there are adverse changes in the financial condition of a particular investment, the resulting adverse impact on the performance of the Fund may be more pronounced than if the Fund were more diversified.

Foreign Derivatives Risk. The Fund may invest in derivatives that trade on foreign exchanges. Unlike trading on domestic exchanges for certain derivatives instruments, trading on foreign exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Foreign exchanges may be subject to less government supervision and regulation than is applicable to U.S. exchanges. Foreign exchanges may be open on days when the Fund does not price its shares, so the value of the securities held by the Fund may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, shares of the Fund may trade on days when foreign exchanges are closed, so there may be changes between the last quoted price from the portfolio security’s closed foreign market and the value of the foreign security during the Fund’s domestic trading day. These factors may result in differences between the market price of the Fund’s shares and the underlying value of those shares. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Adviser’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume. Transactions on foreign exchanges may include both instruments which are traded on domestic exchanges and those which are not.

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Global Currency Exchange Rate Risk. The price of any non-U.S. investment and, therefore, the potential profit and loss on such investment, may be affected by any variance in the foreign exchange rate between the time the order is placed and the time it is liquidated, offset, or exercised. As a result, changes in the value of the local currency relative to the U.S. dollar may cause losses to the Fund even if the investment is profitable. The Fund does not intend to hedge against currency risk.

Carbon Market Risk. The Fund may invest in carbon offset credit derivatives (such as futures) and other carbon-related derivatives, the values of which are linked to emissions allowances related to so-called “cap and trade” programs established by governments and regulators. These programs could be discontinued, the demand for carbon credits could decline, or technologies may arise that may diminish or eliminate the need for cap and trade programs, adversely affecting the value of carbon offset credits and the Fund. The price of carbon offset credits is subject to national and global political events, such as governmental regulation and intervention. A “cap and trade” program is a regulatory program designed to limit, or cap, the total level of emissions of greenhouse gases, particularly carbon dioxide, by companies in regulated industries, such as manufacturers or energy producers. The regulator, such as a governmental entity or supranational organization, issues a limited number of annual emission allowances that allow companies to emit a certain amount of greenhouse gases. Companies are then taxed if they produce a higher level of emissions than allowed. If a company reduces its emissions levels, it can sell, or “trade,” unused emissions allowances to other companies on the open market. Over time, regulators lower the number of emissions allowances available each year, thereby lowering the total cap on emissions, making emissions allowances more expensive, thereby incentivizing regulated entities to reduce their emissions. A large scale reduction in emissions due to the widespread adoption of renewable energy technologies, economic downturns, natural disasters or other such events or occurrences may suppress the demand for carbon offset credits, thereby reducing their value and adversely impacting the performance of the Fund.

Sustainable Strategy Risk. The ability of the Fund to achieve its strategy of mitigating the carbon-intensive nature of its Metals Derivatives will be subject to the Adviser’s assessment of the carbon emissions of the Fund’s Metals Derivatives, which is not reviewed by any third party. Although the Adviser only intends to reevaluate the emissions estimates of its investments on an annual basis, the emissions profile of a Metals Derivative may change more frequently. Moreover, the Adviser’s methodology for assessing the Fund’s carbon emissions exposure may differ from the methodology used by others. Furthermore, the Adviser’s methodology for measuring carbon emissions of an investment may differ from an investor’s assessment due to a variety of reasons, including, but not limited to, use of different carbon emission data sources. The Adviser’s methodology for calculating the Fund’s carbon emissions exposure could prove to be imperfect or may not achieve its intended results. The Fund invests in Carbon Offset Investments based on the Adviser’s assessment of the level of emissions associated with the Fund’s portfolio, and not based on performance. As such, the Adviser may purchase or sell a Carbon Offset Investment, even if such transaction will adversely impact the performance of the Fund.

Liquidity Risk. The Fund may not always be able to liquidate its positions in its Metals Derivatives at the desired price or time (or at all) or at prices approximating those at which the Fund currently values them. It may be difficult for the Fund to value illiquid holdings accurately. A market disruption or a foreign government taking political actions that disrupt the market for its currency, its crude oil production or exports, or another major export, can also make it difficult to liquidate a position. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Alternatively, limits imposed by the futures exchanges or other regulatory organizations, such as accountability levels, position limits, or daily price fluctuation limits, may contribute to a lack of liquidity. Unexpected market illiquidity may cause major losses at any time.

The Fund does not intend at this time to establish a credit facility, which could provide an additional source of liquidity. Instead, the Fund relies only on its assets for liquidity. The anticipated large value of the positions that the Fund will acquire or enter into increases the risk of illiquidity. Disposal of illiquid securities may entail registration expenses and other transaction costs that are higher than those for liquid securities.

Valuation Risk. The sale price the Fund could receive for a security or other asset may differ from the Fund’s valuation of the security or asset, particularly for securities or assets that trade in low volume or volatile markets or that are valued using a fair value methodology. Some portfolio holdings, potentially a large portion of the Fund’s investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, the value of the securities or assets in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

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Fluctuation of NAV Risk. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s shares on NYSE Arca. The Adviser cannot predict whether the Fund’s shares will trade below, at, or above NAV. Price differences may be due in large part to the fact that supply and demand forces at work in the secondary trading market for the Fund’s shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings, trading individually or in the aggregate, at any point in time. The market prices of Fund shares may deviate significantly from the NAV of Fund shares during periods of market volatility. However, given that the shares can be purchased and redeemed in Creation Units (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), the Adviser believes that large discounts or premiums to the NAV of the Fund’s shares should not be sustained over long periods. If an investor purchases the Fund’s shares at a time when the market price is at a premium to the NAV of the Fund’s shares or sells at a time when the market price is at a discount to the NAV of the Fund’s shares, then the investor may sustain losses.

Repurchase Agreements Risk. Repurchase agreements are instruments under which the Fund acquires ownership of a security, and the seller, a broker-dealer or a bank agrees to repurchase the security at a mutually agreed upon time and price. Repurchase agreements expose the Fund to the risk that the counterparty defaults on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement. In this circumstance, the Fund could lose money if the underlying instruments used as collateral lose their value before they can be sold. The Fund intends to enter into repurchase agreements that are cleared through the Fixed Income Clearing Corporation (“FICC”). In a FICC cleared transaction, the Fund would permit the seller’s obligation to be novated to FICC pursuant to an agreement between the Fund, FICC and the seller as a sponsoring member of FICC. In such case, the FICC would become the Fund’s counterparty. FICC acts as the common counterparty to all repurchase transactions that enter its netting system and guarantees that participants will receive their cash or securities collateral (as applicable) back at the close of the repurchase transaction. While this guarantee is intended to mitigate counterparty/credit risk that exists in the case of a bilateral repurchase transaction, the Fund is exposed to risk of delays or losses in the event of a bankruptcy or other default or nonperformance by FICC or the FICC sponsoring member through which the Fund acts in connection with such transactions.

Secondary Market Risk. Although the Fund’s shares are listed for trading on NYSE Arca and may be listed or traded on U.S. and non-U.S. stock exchanges other than NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained. Market makers are under no obligation to make a market in the Fund’s shares, and Authorized Participants are not obligated to submit purchase or redemption orders for Creation Units. In times of market stress, market makers or other Authorized Participants may step away from their respective roles in making a market in shares of the Fund and in executing purchase or redemption orders, and this could, in turn, lead to variances between the market price of the Fund’s shares and the underlying value of those shares. Trading in shares may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in shares inadvisable. In addition, trading in shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca “circuit breaker” rules. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings, which can result in wider bid/ask spreads and differences between the ETF’s NAV and market price. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that Fund shares will trade with any volume, or at all, on any stock exchange. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers and will incur the cost of the difference between “bid” and “ask” prices of the Fund’s shares.

Long-Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking total return over the long term. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund.

Management Risk. The Fund is subject to management risk because its portfolio will be actively managed. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

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Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its service providers seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Position Limits Risk. Accountability levels, position limits, and daily price fluctuation limits set by futures exchanges have the potential to prevent the Fund from trading certain futures contracts or employing its investment strategies. Futures exchanges have established accountability levels and position limits on the maximum net long or net short positions that any person or group of persons under common trading control may hold, own, or control. In addition to accountability levels and position limits, futures exchanges also set daily price fluctuation limits on futures contracts. The Fund may be unable to trade futures contracts due to such limitations.

In addition, Part 150 of the CFTC’s regulations establishes federal position limits for 25 “core” physical commodity futures contracts and swaps that are economically equivalent to such contracts, in the agriculture, energy and metals markets (the “Position Limit Rules”). Among other things, the Position Limit Rules: identify which contracts are subject to speculative position limits; set thresholds that restrict the size of speculative positions that a person may hold in the spot month; create an exemption for positions that constitute bona fide hedging transactions; impose responsibilities on designated contract markets (“DCMs”) and swap execution facilities (“SEFs”) to establish position limits or, in some cases, position accountability rules; and apply to both futures and swaps across four relevant venues: OTC, DCMs, SEFs as well as certain non-U.S. located platforms.

For the purpose of the Position Limit Rules, a market participant is generally required, subject to certain narrow exceptions, to aggregate all positions for which that participant controls the trading decisions with all positions for which that participant has a 10 percent or greater ownership interest in an account or position, as well as the positions of two or more persons acting pursuant to an express or implied agreement or understanding with that market participant (the “Aggregation Rules”).

The Position Limit Rules may negatively impact the ability of the Fund to meet its investment objective through limits that may inhibit the Adviser’s ability to purchase certain futures contracts.

Intermediary and Counterparty Risk. Futures and options contracts, and other forms of derivatives, as well as fixed income instruments, involve intermediaries or counterparties and therefore subject the Fund to the risk that an intermediary or counterparty could default on its obligations under an agreement, either through the intermediary’s or counterparty’s bankruptcy or general failure to perform its obligations. In the event of default, the Fund may not be able to recover its assets. Moreover, even if the Fund is able to recover some or all of its assets, such recovery could involve lengthy delays. During any such period, the Fund may have difficulty determining the value of its investments associated with the intermediary or counterparty, which in turn could result in the overstatement or understatement of the Fund’s NAV. This may negatively affect the Fund’s share price and may cause the Fund’s shares to trade at a premium or discount to NAV. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral (i.e., access the collateral in the event of a counterparty’s default). Further, another institution may be substituted for the struggling financial institution without the consent of the Fund. For exchange-traded derivatives, including the Fund’s investments in futures contracts, an FCM serves as the intermediary to the Fund (the FCM, in turn, serves as an intermediary to the applicable clearing organization). In such cases, the Fund faces the risk that the FCM would default on its obligations, including the FCM’s obligation to return margin posted by the Fund. If any intermediary or counterparty to the Fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding.

Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators that are now in effect require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to the Fund.

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Commodity Market Regulatory Risk. The commodity interest markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the CFTC and futures exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits, and the suspension of trading. The regulation of commodity interest transactions (i.e., futures, options and swaps) in the United States is a rapidly changing area of law and is subject to ongoing modification by governmental and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but it could be substantial and adverse.

The Fund and the Subsidiary are deemed “commodity pools” and the Adviser is considered a “commodity pool operator” with respect to the Fund under the CEA. The Adviser is therefore subject to regulation by the SEC and the CFTC. The Adviser is also subject to regulation by the NFA. The regulatory requirements governing the use of commodity futures, or options, certain swaps or certain other investments could change at any time.

The CFTC and the U.S. commodities exchanges impose limits referred to as “speculative position limits” on the maximum net long or net short speculative positions that any person may hold or control in any particular futures, options contracts or swaps traded on U.S. commodities exchanges, as described under “Additional Principal Risk Information about the Fund – Position Limits Risk” in this section of this Prospectus.

Small Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size. While the Fund is small, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of its listing exchange. The Fund may experience more difficulty achieving its investment objective than it otherwise would at higher asset levels, or the Fund may ultimately liquidate at an inopportune time for investors. A liquidation of the Fund may also result in adverse tax consequences.

Investing in Other Investment Companies Risk. An investment in other investment companies (including money market funds) is subject to the risks associated with those investment companies. To the extent the Fund invests in other investment companies, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment companies, and will be further reduced by the Fund’s own expenses, including management fees; that is, there will be a layering of certain fees and expenses.

Subsidiary Investment Risk. By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections afforded to investors in registered investment companies. A shareholder’s cost of investing in the Fund may be higher because shareholders bear the expenses of the Subsidiary. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized or incorporated, respectively, could result in the inability of the Fund or the Subsidiary to operate as described in this Prospectus and the SAI and could negatively affect the Fund.

Cash Management Risk. To the extent the Fund holds cash, the Fund will earn reduced income (if any) on the cash and will be subject to the credit risk of the depository institution holding the cash and any fees imposed on large cash balances. If a significant amount of the Fund’s assets are invested in cash and cash equivalents, the Fund may underperform other funds that do not similarly invest in cash and cash equivalents for investment purposes and/or to collateralize derivative instruments.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions therefore may decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders.

Fixed Income Investment Risk. When the Fund invests in fixed income instruments, the value of the Fund’s investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value. In general, the market price of fixed income instruments with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term instruments. Issuers of fixed income instruments may have their debt downgraded by ratings agencies, or the public may perceive an issuer of a fixed income instrument as not being creditworthy, in which case there is a greater risk that the issuer will default on its obligations to the Fund, resulting in losses to the Fund. Also, a debtor may pay its obligation early, reducing the amount of interest payments. The Fund may be subject to a greater risk of rising interest rates during a period of historically low rates.

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Treasuries Risk. The Fund may invest in U.S. government obligations. U.S. government obligations include Treasuries and securities issued or guaranteed by various agencies of the U.S. government or by various instrumentalities which have been established or sponsored by the U.S. government. Treasuries are backed by the “full faith and credit” of the U.S. government. The value of Treasuries generally moves inversely with movements in interest rates. The prices of longer maturity securities are generally subject to greater market fluctuations as a result of changes in interest rates. If the Fund is required to sell Treasuries or other U.S. government obligations at a price lower than the price at which they were acquired, the Fund will experience a loss.

Leverage Risk. Borrowing transactions, derivatives transactions, and other investment transactions may create investment leverage. If the Fund engages in transactions that have a leveraging effect on the Fund’s investment portfolio, the value of the Fund will be potentially more volatile and all other risks will tend to be compounded. This is because leverage generally creates investment risk with respect to a larger base of assets than the Fund would otherwise have and so magnifies the effect of any increase or decrease in the value of the Fund’s underlying assets. The use of leverage is considered to be a speculative investment practice and may result in losses to the Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy repayment, interest payment, or margin obligations or to meet other requirements.

Commodities Tax Risk. The Fund intends to qualify annually as a RIC under subchapter M of the Code. If it qualifies as a RIC and satisfies certain minimum distribution requirements, the Fund will not be subject to U.S. federal income tax on income and gains that it timely distributes to shareholders. To qualify as a RIC, the Fund must satisfy, among other things, certain source-of-income requirements. The IRS issued a revenue ruling indicating that certain direct investments in commodity-linked instruments would not produce qualifying income for purposes of the RIC source-of-income requirements. Subsequent to this ruling, the IRS issued an additional revenue ruling and several private letter rulings in which it concluded that certain commodity-linked instruments and certain investments in foreign subsidiaries holding commodity-linked instruments would produce qualifying income for purposes of satisfying the RIC source-of-income requirements. As discussed above, the Fund intends to gain exposure to the commodities market primarily through its investment in the Subsidiary. The Fund expects that the Subsidiary will be treated as a controlled foreign corporation (“CFC”), and that the Fund will be required to include certain income of the Subsidiary in its taxable income each taxable year regardless of whether or not the Subsidiary distributes such income. The income inclusion from a CFC will be treated as qualifying income for purposes of the RIC source-of-income requirements if the CFC distributes such income in the same taxable year that such income is includable in the RIC’s taxable income. The IRS and the U.S. Department of the Treasury issued final regulations consistent with the private letter rulings discussed above, concluding that, even if a CFC does not make a current distribution of its income, the income inclusion from a CFC will nonetheless be treated as qualifying income for purposes of the RIC source-of-income requirements as long as it was derived with respect to the RIC’s business of investing in stock, securities, or currencies. As a result, the Fund anticipates that its income inclusion from the Subsidiary will be treated as qualifying income for purposes of the RIC source-of-income requirements. This tax treatment may be adversely affected by additional changes in legislation, regulations, or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from the Subsidiary is treated as non-qualifying income, the Fund might fail to qualify as a RIC, in which case, it would be subject to U.S. federal income tax at the Fund level. Should the IRS issue guidance (which could apply to the Fund retroactively) or Congress enact legislation that adversely affects the tax treatment of the Fund’s investments in the Subsidiary, it could, among other consequences, limit the Fund’s ability to pursue its investment strategy and adversely affect the returns to Fund shareholders.

Authorized Participants Risk. The Distributor has entered into Authorized Participant Agreements with a limited number of institutions on behalf of the Fund. Should these Authorized Participants cease to act as such or, for any reason, be unable to create or redeem shares of the Fund and new Authorized Participants are not appointed in their place, shares of the Fund may trade at a discount to the Fund’s NAV and possibly face delisting.

Cash Transaction Risk. Creation and redemption transactions are generally settled through payments consisting substantially of cash, which will cause the Fund to incur certain costs, such as brokerage and other transaction costs, that it would not incur if it made solely in-kind redemptions. With in-kind redemptions, the Fund is able to avoid realized gains in connection with transactions designed to meet redemption requests. If the Fund affects redemptions for cash, rather than in-kind distributions, it may be required to sell financial instruments in order to obtain the cash needed to distribute the redemption proceeds. Such cash transactions may have to be carried out over several days if the market is relatively illiquid and may involve considerable transaction costs. These transaction costs, which will be higher than if the Fund redeemed its shares in kind, will be passed on to redeemers of creation units in the form of redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares. Because the Fund may settle creation and redemption transactions through cash, an investment in the Fund’s shares may be less tax efficient than investments in shares of conventional ETFs that exclusively use in-kind redemptions, and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

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Cybersecurity Risk. The Trust and its service providers depend heavily upon computer systems to perform necessary business functions. As such, the Trust and its service providers may be prone to operational and information security risks resulting from breaches in cybersecurity. While the Trust and its service providers engage in actions to maintain cybersecurity and mitigate the risks associated cybersecurity breaches, there is no guarantee that the Trust or its service providers will successfully prevent cybersecurity breaches or that cybersecurity breaches or threats will not interrupt the Trust’s operations, result in increased costs to the Trust, or negatively affect you or your investment in the Fund.

A breach in cybersecurity refers to both intentional and unintentional events that may cause the Trust or its service providers to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cybersecurity include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information, or various other forms of cyber-attacks. A breach in cybersecurity may also include or result from a natural catastrophe, industrial accident, failure of disaster recovery systems, or employee error. Breaches in cybersecurity may become particularly acute if they affect electronic data processing; affect transmission, storage, or retrieval systems; or impact the availability, integrity, or confidentiality of data. Despite the implementation of security measures, computer systems, networks, and data related to the Trust’s operations, like those of other companies, could be subject to cyber-attacks and unauthorized access, use, alteration, or destruction, such as from physical and electronic break-ins or unauthorized tampering.

Cybersecurity breaches may interfere with the processing of transactions, impact the Trust’s ability to calculate its NAVs, cause the release of private information or confidential business information, impede trading, cause the Trust to incur costs associated with mitigation or remediation, subject the Trust to regulatory fines or financial losses, and/or cause customer dissatisfaction or reputational harm to the Trust. The Trust may also incur additional costs to increase cybersecurity. Similar types of cybersecurity risks are also present for issuers of securities in which the Trust may invest, which could result in material adverse consequences for such issuers and may cause the Trust’s investments to lose value.

Other Investment Risks

ETN Risk. ETNs are senior, unsecured, unsubordinated debt securities that are based upon the performance of a market index and are issued by an underwriting bank. The value of an ETN will fluctuate as the value of the market index fluctuates, which can cause sudden and unpredictable changes in the value of the ETN. ETNs are subject to risk of default by the issuer and risk of downgrade of the issuer’s credit rating. ETNs are also exposed to illiquidity risk. There may be no willing purchaser or the issuer may restrict the redemption amount or its redemption date.

ETP Risk. In addition to ETNs, the Fund may invest in other ETPs. Through its positions in ETPs, the Fund will be subject to the risks associated with such ETP’s investments, including the possibility that the value of the securities or instruments held by or linked to an ETP could decrease. An ETP’s lack of liquidity can result in its value being more volatile than the underlying portfolio investment or reference asset/benchmark component. In addition, certain ETPs may hold common portfolio positions, thereby reducing any diversification benefits.

PORTFOLIO HOLDINGS INFORMATION

The Fund’s portfolio holdings will be disclosed each day on its website at www.uscfinvestments.com. A description of the Fund’s policies and procedures with respect to the disclosure of portfolio holdings is available in the SAI.

MANAGEMENT

Investment Adviser of the Fund and the Subsidiary

The Adviser has been registered as an investment adviser with the SEC since July 1, 2014, and is a wholly-owned subsidiary of USCF Investments, Inc., formerly Wainwright Holdings, Inc. (“USCF Investments”). USCF Investments is a wholly-owned subsidiary of The Marygold Companies, Inc. (formerly Concierge Technologies, Inc.), a company publicly traded under the ticker symbol “MGLD” (“Marygold”). Mr. Nicholas Gerber, a former Trustee, along with certain family members and certain other shareholders, own the majority of the shares in Marygold. USCF Investments continues to operate its business as a wholly-owned subsidiary of Marygold.

The Adviser’s offices are located at 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596. As of June 30, 2026, the Adviser and its affiliates had approximately $4.9 billion in assets under management.

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The Adviser has overall responsibility for the general management and administration of the Fund and the Subsidiary. The Adviser provides an investment program for the Fund and the Subsidiary. The Adviser has arranged for custody, distribution, fund administration, transfer agency, and all other services necessary for the Fund and the Subsidiary to operate. The Adviser bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with the Adviser. The Adviser may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

On November 8, 2021, the United States Oil Fund, LP (“USO”), as well as its general partner, the United States Commodity Funds LLC (“USCF”), announced a resolution with each of the SEC and the CFTC relating to matters set forth in certain Wells Notices issued by the staffs of each of the SEC and CFTC as more fully described below. Like the Adviser, USCF is a wholly-owned subsidiary of Marygold.

On August 17, 2020, USCF, USO, and John P. Love, the president and chief executive officer of USCF, received a “Wells Notice” from the staff of the SEC (the “SEC Wells Notice”). The SEC Wells Notice stated that the SEC staff made a preliminary determination to recommend that the SEC file an enforcement action against USCF, USO, and Mr. Love alleging violations of Sections 17(a)(1) and 17(a)(3) of the Securities Act of 1933, as amended (the “1933 Act”), and Section 10(b) of the Securities Exchange Act of 1934, as amended, and Rule 10b-5 thereunder, in each case with respect to its disclosures and USO’s actions.

Subsequently, on August 19, 2020, USCF, USO, and Mr. Love received a Wells Notice from the staff of the CFTC (the “CFTC Wells Notice”). The CFTC Wells Notice stated that the CFTC staff made a preliminary determination to recommend that the CFTC file an enforcement action against USCF, USO, and Mr. Love alleging violations of Sections 4o(1)(A) and (B) and 6(c)(1) of the CEA, 7 U.S.C. §§ 6o(1)(A) and (B) and 9(1) (2018), and CFTC Regulations 4.26, 4.41, and 180.1(a), 17 C.F.R. §§ 4.26, 4.41, 180.1(a) (2019), in each case with respect to its disclosures and USO’s actions.

On November 8, 2021, acting pursuant to an offer of settlement submitted by USCF and USO, the SEC issued an order instituting cease-and-desist proceedings, making findings, and imposing a cease-and-desist order pursuant to Section 8A of the 1933 Act, directing USCF and USO to cease and desist from committing or causing any violations of Section 17(a)(3) of the 1933 Act, 15 U.S.C. § 77q(a)(3) (the “SEC Order”). In the SEC Order, the SEC made findings that, from April 24, 2020 to May 21, 2020, USCF and USO violated Section 17(a)(3) of 1933 Act, which provides that it is “unlawful for any person in the offer or sale of any securities .. . . to engage in any transaction, practice, or course of business which operates or would operate as a fraud or deceit upon the purchaser.” USCF and USO consented to entry of the SEC Order without admitting or denying the findings contained therein, except as to jurisdiction.

Separately, on November 8, 2021, acting pursuant to an offer of settlement submitted by USCF, the CFTC issued an order instituting cease-and-desist proceedings, making findings, and imposing a cease-and-desist order pursuant to Section 6(c) and (d) of the CEA, directing USCF to cease and desist from committing or causing any violations of Section 4o(1)(B) of the CEA, 7 U.S.C. § 6o(1)(B), and CFTC Regulation 4.41(a)(2), 17 C.F.R. § 4.41(a)(2) (the “CFTC Order”). In the CFTC Order, the CFTC made findings that, from on or about April 22, 2020 to June 12, 2020, USCF violated Section 4o(1)(B) of the CEA and CFTC Regulation 4.41(a)(2), which make it unlawful for any commodity pool operator (“CPO”) to engage in “any transaction, practice, or course of business which operates as a fraud or deceit upon any client or participant or prospective client or participant” and prohibit a CPO from advertising in a manner which “operates as a fraud or deceit upon any client or participant or prospective client or participant,” respectively. USCF consented to entry of the CFTC Order without admitting or denying the findings contained therein, except as to jurisdiction.

Pursuant to the SEC Order and the CFTC Order, in addition to the command to cease and desist from committing or causing any violations of Section 17(a)(3) of the 1933 Act, Section 4o(1)(B) of the CEA, and CFTC Regulation 4.14(a)(2), civil monetary penalties totaling two million five hundred thousand dollars ($2,500,000) in the aggregate was required to be paid to the SEC and CFTC, of which one million two hundred fifty thousand dollars ($1,250,000) has been paid by USCF to each of the SEC and the CFTC, respectively, pursuant to the offsets permitted under the orders.

The SEC Order can be accessed at www.sec.gov and the CFTC Order can be accessed at www.cftc.gov.

Commodity Pool Operation

The Fund and the Subsidiary invest in commodity interests and are considered commodity pools, thereby subjecting the Fund and the Subsidiary to further regulation by the CFTC and the National Futures Association (“NFA”). The NFA is designated by the CFTC as a registered futures association and is the self-regulatory organization for the U.S. derivatives industry.

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In connection with its role as investment adviser to the Fund and the Subsidiary, the Adviser has registered as a commodity pool operator (“CPO”) under the CEA. Accordingly, the Adviser is subject to registration and regulation as a CPO under the CEA, and must comply with various regulatory requirements under the CEA and the rules and regulations of the CFTC and the NFA, including antifraud provisions, disclosure requirements, and reporting and recordkeeping requirements. The Adviser is also subject to periodic inspections and audits by the CFTC and NFA.

The CFTC’s harmonization rules regarding the disclosure, reporting, and recordkeeping requirements apply to the Fund as a result of the Adviser’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting requirements applicable to the Adviser as the Fund’s CPO, the Fund’s compliance with SEC disclosure and shareholder reporting requirements will be deemed to fulfill the Adviser’s CFTC compliance obligations.

The Fund’s status as a commodity pool and the Adviser’s registration as a CPO are not expected to materially adversely affect the Fund’s ability to carry out its investment strategies. However, there may be additional compliance and other expenses for the Fund. In addition, registration as a CPO subjects the Adviser to additional laws, regulations, and enforcement policies, all of which could increase compliance costs and may affect operations and the financial performance of the Fund.

Manager of Managers Structure

The Adviser and the Trust have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund and the Subsidiary without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight of the Board, for overseeing the Trust’s sub-advisers and recommending to the Board their hiring, termination, or replacement.

The Manager of Managers Structure enables the Trust to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of the Fund under the Manager of Managers Structure does not: (1) permit management fees paid by the Fund to the Adviser to be increased without shareholder approval; or (2) diminish the Adviser’s responsibilities to the Fund or the Subsidiary, including the Adviser’s overall responsibility for overseeing the portfolio management services furnished by its sub-advisers. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the change.

Advisory Agreements

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) and as investment adviser to the Subsidiary pursuant to a separate investment advisory agreement (the “Subsidiary Advisory Agreement”). The Adviser complies with the provisions of the 1940 Act relating to investment advisory contracts with respect to both the Fund and the Subsidiary.

The Advisory Agreement and the Subsidiary Advisory Agreement were approved by the Board at the [ ] meeting of the Board. A discussion of the Board’s approval of these agreements, including the basis for the Board’s approval, will be included in the Fund’s filing on Form N-CSR to be filed with the SEC for the period ending December 31, 2026.

Management Fees

The Fund pays the Adviser a unitary management fee as compensation for its services and its assumption of all Fund expenses, including the costs of investing in the Subsidiary. The Adviser is responsible for all expenses of the Fund except expenses for taxes and governmental fees; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel. The Adviser may voluntarily waive any portion of its management fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion. The Fund’s management fee, which is calculated daily and paid monthly, equals 0.79% of the Fund’s average daily net assets. The Subsidiary does not pay management fees to the Adviser.

The Adviser has contractually agreed through October 31, 2027 to waive 0.20% of its management fee. The agreement may be amended or terminated prior to October 31, 2027 only by agreement of the Board and the Adviser, and will terminate automatically if the Advisory Agreement is terminated. After October 31, 2027, the Adviser may choose to renew or amend the agreement, subject to approval by the Board. Amounts waived are not subject to recoupment by the Adviser.

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PORTFOLIO MANAGEMENT

The Adviser supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investments. The Adviser utilizes a team of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review the Fund’s portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the Fund’s portfolio as they deem appropriate in the pursuit of the Fund’s investment objective. The Fund and the Subsidiary are jointly managed by the Adviser.

In managing the Fund’s and the Subsidiary’s portfolios, the Adviser will comply with the investment policies and restrictions that apply to the management of the Fund. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. The Subsidiary’s principal investment strategies and principal risks constitute principal investment strategies and principal risks of the Fund. Both the Fund and the Subsidiary comply with the provisions of the 1940 Act relating to affiliated transactions and custody.

The members of the team primarily responsible for the day-to-day management of the Fund’s portfolio are:

Seth Lancaster is a portfolio manager for the Adviser. In addition to serving as portfolio manager of the Fund, he serves as portfolio manager of the USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (July 2022 through present), the USCF Energy Commodity Strategy Absolute Return Fund (May 2023 through present), and the USCF Sustainable Commodity Strategy Fund (August 2023 through present), each a series of the USCF ETF Trust. Prior to joining the Adviser in June 2022, Mr. Lancaster worked as Team Lead of ETF Portfolio Management Analysts for Invesco, an investment manager that manages a broad suite of exchange-traded funds and products, from May 2016 to May 2022. From June 2013 to April 2016, Mr. Lancaster worked as a Senior Analyst at Performance Trust Capital Partners LLC, a full-service investment bank. Mr. Lancaster obtained his M.B.A. from Elmhurst College in 2016 and his B.A. in Financial Economics from Capital University in 2012.

Darius Coby is a portfolio manager for the Adviser. In addition to serving as portfolio manager of the Fund, he serves as portfolio manager of the USCF Energy Commodity Strategy Absolute Return Fund (May 2023 through present), and the USCF Sustainable Commodity Strategy Fund (August 2023 to present), each a series of the USCF ETF Trust. He also serves as the Director of Operations of USCF since March 2022 and oversees the technical operations of all USCF products including trading. Mr. Coby joined USCF in February 2015 and prior to joining USCF, he was the Customer Service Manager for Mechanics Bank.

Andrew F Ngim co-founded United States Commodity Funds, LLC (“USCF”) in 2005 and served as a Management Director from May 2005 to April 2023 and, since August 15, 2016, has served as the Chief Operating Officer of USCF. Mr. Ngim has served as the portfolio manager for United States Commodity Index Fund, United States Copper Index Fund, and United States Agriculture Index Fund since January 2013. Mr. Ngim also served as USCF’s Treasurer from June 2005 to February 2012. In addition, he has been on the Board of Managers and has served as the Assistant Secretary and Assistant Treasurer of the Adviser since its inception in June 2013. Prior to and concurrent with his services to USCF and the Adviser, from January 1999 to January 2013, Mr. Ngim served as a Managing Director for Ameristock Corporation, a California-based investment adviser, which he co-founded in March 1995, and was Co-Portfolio Manager of Ameristock Mutual Fund, Inc. from January 2000 to January 2013. In addition to the Fund, Mr. Ngim also served or is serving as portfolio manager of the Stock Split Index Fund (from September 2014 through September 2017), the USCF Restaurant Leaders Fund (from November 2016 through September 2017), USCF SummerHaven SHPEI Index Fund (November 2017 through October 2020), USCF SummerHaven SHPEN Index Fund (November 2017 through May 2020), the USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (May 2018 through present), the USCF Energy Commodity Strategy Absolute Return Fund (May 2023 through present), and USCF Sustainable Commodity Strategy Fund (August 2023 through present), each of which was or is a series of USCF ETF Trust. Mr. Ngim also served as a Management Trustee of USCF ETF Trust (August 2014 through September 2023). Mr. Ngim served as the portfolio manager of the USCF Commodity Strategy Fund, a series of USCF Mutual Funds Trust, from its inception in 2017 through March 2019. Mr. Ngim has been a principal listed with the CFTC and NFA of USCF since November 2005 and of the Adviser since January 2017. Mr. Ngim earned his B.A. from the University of California at Berkeley.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares in the Fund.

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OTHER SERVICE PROVIDERS

Fund Administrator, Custodian, and Transfer Agent

The Bank of New York (“BNY”), located at 240 Greenwich Street, New York, New York 10286, serves as the Fund’s administrator, custodian (including as the custodian to the Subsidiary), and transfer agent.

Under a fund administration and accounting agreement, BNY serves as administrator for the Fund and provides necessary valuation and computation accounting services, financial reporting services, tax services, fund administration services, and regulatory administration services for the Fund.

Distributor

ALPS Distributors, Inc., located at 1290 Broadway, Suite 1000, Denver, CO 80203, serves as the distributor of the Fund’s Creation Units on an agency basis. The Distributor does not maintain a secondary market in shares.

Independent Registered Public Accounting Firm

[ ], located at [ ], serves as the independent registered public accounting firm for the Trust and the Fund.

Legal Counsel

Dechert LLP, located at 1900 K St, NW, Washington, DC 20006-1110, serves as legal counsel to the Trust and the Fund.

Management of the Subsidiary

The Subsidiary is wholly-owned by the Fund. The Subsidiary is an exempted company incorporated under the laws of the Cayman Islands and overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary, and shares in the Subsidiary will not be sold or offered to other investors. The Adviser serves as the investment adviser of the Subsidiary.

The Fund and the Subsidiary are jointly managed by the Adviser to comply with the compliance policies and procedures of the Fund. As a result, in managing the Fund’s and the Subsidiary’s portfolios, the Adviser will comply with the investment policies and restrictions that apply to the management of the Fund.

The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections afforded to investors in registered investment companies. Nonetheless, the Fund wholly-owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary would take action contrary to the interests of the Fund and its shareholders.

The Subsidiary will comply with the same 1940 Act asset coverage requirements for its investments as those that apply to the Fund’s investments. To the extent applicable, the Subsidiary is otherwise subject to the same fundamental and non-fundamental investment restrictions as the Fund and, in particular, to the same requirements relating to portfolio leverage, liquidity, capital structure, and the timing and method of valuation of portfolio investments and Fund shares described elsewhere in this Prospectus and in the SAI. The Subsidiary will also comply with the provisions of Section 17 of the 1940 Act related to affiliated transactions and with the requirements of the 1940 Act related to the custody of a registered investment company’s assets.

The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures and makes periodic reports to the Board regarding the Subsidiary’s compliance therewith. In addition, the Subsidiary is a commodity pool, like the Fund, and the Adviser is the commodity pool operator of the Subsidiary, as well as the Fund. BNY serves as the custodian, administrator and accountant for the Subsidiary.

ADDITIONAL INFORMATION ON BUYING AND SELLING FUND SHARES

Trading Fund Shares

Most investors will buy and sell shares of the Fund through brokers on the secondary market. Shares of the Fund trade on NYSE Arca and elsewhere during the trading day and can be bought and sold throughout the trading day like other publicly-traded securities. When buying or selling shares through a broker, investors will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

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Shares of the Fund trade under the trading symbol ZSB.

Transaction Fees on Creation and Redemption Transactions

Authorized Participants are required to pay a transaction fee to compensate the Fund for brokerage and transaction expenses when purchasing or redeeming Creation Units. The transaction fee is charged to the Authorized Participant on the day such Authorized Participant purchases or redeems a Creation Unit. The Fund reserves the right to waive transaction fees, if doing so is in the best interest of the Fund.

The following table shows the transaction fee and maximum additional charges for creations and redemptions by Authorized Participants (as described above):

Creation Unit Size	Standard Creation/ Redemption Transaction Fee
25,000	$250

SHARE TRADING PRICES

Transactions in the Fund’s shares will be priced at NAV only for Authorized Participants transacting in Creation Units. All other investors buy and sell shares of the Fund through brokers at prices established throughout the day in the secondary market. As with other types of securities, the trading prices of shares in the secondary market can be affected by market forces such as supply and demand, economic conditions, and other factors. Accordingly, the price most investors pay or receive when they buy or sell your shares in the secondary market may be more or less than the NAV of such shares.

DETERMINATION OF NET ASSET VALUE

The NAV of the Fund’s shares is calculated each day the national securities exchanges are open for trading as of the close of regular trading on NYSE Arca, generally 4:00 p.m. Eastern Time. The time as of which the Fund calculates its NAV is referred to as the “NAV Calculation Time.” NAV per share is calculated by dividing the Fund’s net assets by the number of the Fund’s outstanding shares.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. Debt obligations with maturities of 60 days or less are valued at amortized cost.

Fair value pricing is used by the Fund when reliable market valuations are not readily available or are not deemed to reflect current market values. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event, occurring after the close of the market in which a security trades but before the Fund’s next NAV Calculation Time, that may materially affect the value of the Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Rule 2a-5 under the 1940 Act sets forth the requirements for determining fair value in good faith. Pursuant to Rule 2a-5, the Board, including a majority of Trustees who are not “interested persons” of the Trust, as such term is defined in the 1940 Act, designated the Adviser to perform fair value determinations and act as “valuation designee.” As valuation designee, the Adviser must (i) periodically assess and manage valuation risks; (ii) establish and apply fair value methodologies; (iii) test fair value methodologies; (iv) oversee and evaluate independent pricing services; (v) provide the Board with the reporting required under Rule 2a-5; and (vi) maintain records as required under Rule 31a-4 under the 1940 Act.

The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary offers to redeem all or a portion of its shares every business day. The value of the Subsidiary’s shares will fluctuate with the value of its portfolio investments. The Subsidiary uses the same methodologies described above to price its shares.

PREMIUM/DISCOUNT INFORMATION

Information regarding the extent and frequency with which market prices of the Fund’s shares have traded at a premium or discount to the Fund’s NAV for the most recently completed calendar year and the completed calendar quarters thereafter is available without charge at www.uscfinvestments.com.

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DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay out dividends, if any, on an annual basis. The Fund intends to distribute its net realized capital gains, if any, to investors annually. The Fund may occasionally be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

BOOK ENTRY

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Fund. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book-entry or “street name” form. Your broker will provide you with account statements, confirmations of your purchases and sales, and tax information.

DELIVERY OF SHAREHOLDER DOCUMENTS – HOUSEHOLDING

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

FREQUENT TRADING

Shares of the Fund may be purchased and redeemed directly from the Fund only in Creation Units by Authorized Participants. The vast majority of trading in the Fund’s shares occurs on the secondary market and does not involve the Fund directly. Cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent trading. Cash purchases and redemptions of Creation Units can result in disruption of portfolio management, dilution to the Fund and increased transaction costs, all of which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may become magnified as the frequency of cash purchases and redemptions of Creation Units by Authorized Participants increases. However, direct trading by Authorized Participants is critical to ensuring that Fund shares trade at or close to NAV.

To minimize these potential negative consequences, the Fund employs fair valuation pricing and imposes transaction fees on Creation Unit transactions to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, if, in the discretion of the Adviser, it is determined to be necessary or appropriate, the Adviser will monitor trades by Authorized Participants for patterns of abusive trading, and in such case, the Fund reserves the right to not accept orders from Authorized Participants that the Adviser has determined may be disruptive to the management of the Fund or otherwise not in the best interests of the Fund.

The Fund does not impose restrictions on, or monitor for, frequent trading activity in the secondary market. In determining not to restrict the frequency of purchases or sales, the Board determined that it is unlikely that (a) market timing would be attempted by the Fund’s shareholders and (b) any attempts to market time by the Fund’s shareholders would result in negative impact to the Fund or its shareholders.

INVESTMENTS BY REGISTERED INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies (and companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act), including shares of the Fund. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive rule (Rule 12d1-4), including that any such investment company enter into an agreement with the Fund.

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TAX INFORMATION

The following is a summary of certain U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have tax implications. Please consult your tax adviser about the tax consequences of an investment in Fund shares, including the possible application of U.S. federal estate and gift tax and foreign, state, and local tax laws, in light of your unique circumstances. Additional tax information is contained in the SAI, which is incorporated herein and made a part of this Prospectus.

The Fund intends to qualify annually to be taxed as a RIC. To qualify as a RIC, the Fund must meet a number of requirements, including requirements as to the source of its income and the diversification of its assets. If the Fund meets those requirements, as well as certain minimum distribution requirements, the Fund will not be subject to U.S. federal income tax on income and gains from investments that are timely distributed to shareholders.

If the Fund fails to qualify as a RIC or fails to satisfy the distribution requirement for any taxable year and certain reasonable cause and de minimis exceptions are inapplicable, the Fund will be subject to U.S. federal income tax at corporate rates on its taxable income (even if such income were distributed to its shareholders). In such a case, all distributions of the Fund’s earnings and profits will be taxed to you as dividend income, which, in general and subject to limitations under the Code, will constitute qualified dividend income in the case of individual shareholders and would be eligible for the dividends received deduction in the case of a corporate shareholder. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Board may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies.

Subject to the discussion below in “Tax Information about Investments in Commodities and the Subsidiary,” the Fund intends to treat any income it may derive from the Subsidiary as “qualifying income” for RIC source-of-income purposes. The remainder of this summary assumes that the Fund will qualify as a RIC and meet the minimum distribution requirements.

Unless you make your investment in shares through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences of the Fund making distributions or you selling shares. If you hold your investment in shares through a tax-exempt entity or tax-deferred retirement account, you should consult your own tax adviser to determine the tax consequences to you of an investment in the Fund’s shares.

Taxes on Dividends and Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income to the extent of the Fund’s current and accumulated earnings and profits. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated such gains, rather than how long you have owned your Fund shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of realized net long-term capital gain over realized net short-term capital loss) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to the Fund’s Shareholders as long-term capital gains. For noncorporate shareholders, long-term capital gains are generally subject to tax at reduced rates. Distributions of short-term capital gain will be taxable to the Fund’s shareholders as ordinary income. Distributions of investment income properly reported by the Fund as “qualified dividend income” are generally taxed to noncorporate shareholders at rates applicable to long-term capital gains, provided holding periods and other requirements are met by the Fund and by you. Distributions in excess of the Fund’s current and accumulated earnings and profits will first be treated as a non-taxable return of capital to the extent of a shareholder’s adjusted tax basis in the shares, and thereafter, as gain from the sale of shares. A shareholder’s adjusted tax basis in its shares will be reduced (but not below zero) by the amount of any distribution treated as a non-taxable return of capital.

In general, distributions are subject to U.S. federal income tax in the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your shares).

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Distributions (other than Capital Gain Dividends or dividends properly reported by us as interest-related dividends or short-term capital gain dividends) paid to individual shareholders that are neither citizens nor residents of the United States or to non-U.S. entities (excluding pass-through entities or arrangements) will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies.

The Fund (or financial intermediaries, such as brokers, through which shareholders own Fund shares) generally is required to backup withhold and remit to the U.S. Department of the Treasury a percentage of the distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct U.S. taxpayer identification number, who was notified by the IRS that such shareholder has under-reported dividend or interest income, or who fails to certify that such shareholder is not subject to such withholding.

Taxes When Fund Shares are Sold

Any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on a sale of shares held for six months or less is treated as a long-term capital loss to the extent that Capital Gain Dividends were paid with respect to such shares. The ability to deduct capital losses may be limited depending on your circumstances.

Tax Information about Investments in Commodities and the Subsidiary

Income from commodities is generally not qualifying income for purposes of the RIC source-of-income requirements, and the IRS issued a revenue ruling indicating that certain direct investments in commodity-linked derivatives would not produce qualifying income for purposes of the RIC source-of-income requirements. The IRS subsequently issued a revenue ruling and several private letter rulings in which it concluded that certain commodity-linked notes and other commodity-linked derivatives qualifying as securities and certain investments in foreign subsidiaries holding commodity-linked derivatives would produce qualifying income for purposes of satisfying the RIC source-of-income requirements. As discussed above, the Fund intends to gain exposure to the commodities market primarily through its investment in the Subsidiary. The Fund expects that the Subsidiary will be treated as a CFC, and that the Fund will be required to include certain income of the Subsidiary in its taxable income each taxable year regardless of whether or not the Subsidiary distributes such income. The income inclusion from a CFC will be treated as qualifying income for purposes of the RIC source-of-income requirements if the CFC distributes such income in the same taxable year that such income is includable in the RIC’s taxable income. The IRS and the U.S. Department of the Treasury issued final regulations consistent with the private letter rulings discussed above, concluding that even if a CFC does not make a current distribution of its income, the income inclusion from a CFC will nonetheless be treated as qualifying income for purposes of the RIC source-of-income requirements as long as it was derived with respect to the RIC’s business of investing in stock, securities, or currencies. As a result, the Fund anticipates that its income inclusion from the Subsidiary will be treated as qualifying income for purposes of the RIC source-of-income requirements. This tax treatment may be adversely affected by additional changes in legislation, regulations, or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from the Subsidiary was treated as non-qualifying income, the Fund might fail to qualify as a RIC, in which case, it would be subject to U.S. federal income tax at the Fund level. Should the IRS issue guidance (which could be applied to the Fund retroactively) or Congress enact legislation that adversely affects the tax treatment of the Fund’s investment in the Subsidiary, it could, among other consequences, limit the Fund’s ability to pursue its investment strategy or cause the Fund to fail to qualify as a RIC.

In addition, to maintain its qualification as a RIC, the Fund intends to limit its investment in the Subsidiary so that it does not constitute more than 25% of the Fund’s total assets as of the end of any quarter. The Fund also intends to limit its direct investments in commodities and commodity-linked derivatives in an effort to maintain its qualification as a RIC.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized or incorporated, respectively, could result in the inability of the Fund or the Subsidiary to operate as described in this Prospectus and could negatively affect the Fund or its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, the Fund’s shareholders would likely suffer decreased investment returns.

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The Fund’s transactions involving derivatives instruments are subject to special and complex tax rules. These rules could therefore affect the amount, timing and character of distributions to shareholders. There remains a risk that the tax treatment of derivative instruments, such as commodity-linked notes, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Additional Medicare Tax

Dividends and distributions from the Fund and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the 3.8% Medicare contribution tax applicable to certain individuals, estates, and trusts.

Taxes on Creation and Redemption of Creation Units

An Authorized Participant that exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between (i) the sum of the fair market value of the Creation Units at the time of the exchange and any amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the Authorized Participant’s aggregate adjusted tax basis in the securities surrendered and any amount of cash paid. An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between (i) the sum of the aggregate U.S. dollar market value of the securities plus the amount of any cash received for such Creation Units and (ii) the Authorized Participant’s adjusted tax basis in the Creation Units. The IRS, however, may assert that a loss that is realized by an Authorized Participant upon an exchange of securities for shares cannot be currently deducted under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Persons exchanging securities or non-U.S. currency for Creation Units should consult their own tax adviser with respect to the tax treatment of any creation or redemption transaction.

ADDITIONAL NOTICES

Shares of the Fund are not sponsored, endorsed, or promoted by NYSE Arca. NYSE Arca has no obligation or liability to owners of the Fund’s shares in connection with the administration, marketing, or trading of Fund shares. NYSE Arca is not responsible for and has not participated in the determination or calculation of the equation by which Fund shares are redeemable.

The Adviser and the Fund make no representation or warranty, express or implied, to the owners of Fund shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly.

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USCF ETF TRUST
USCF ELECTRIFICATION METALS FUND (FORMERLY KNOWN AS THE USCF SUSTAINABLE BATTERY METALS STRATEGY FUND)

CONSOLIDATED FINANCIAL HIGHLIGHTS

The consolidated financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the Fund has been derived from the financial statements audited by [ ]., whose report, along with the Fund’s financial statements are included in the Fund’s June 30, 2026 annual report, which is available upon request. The information for periods prior to the fiscal year ended June 30, 2024 was audited by another independent registered public accounting firm.

[UPDATED FINANCIAL HIGHLIGHTS TO BE INSERTED IN 485(b)]

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USCF ETF Trust

The SAI provides additional detailed information about the Fund. The Trust has electronically filed the SAI with the SEC. It is incorporated by reference into this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as applicable.

To make shareholder inquiries, for more detailed information about the Fund, or to request the SAI or annual or semi-annual shareholder reports, as applicable, free of charge, please:

Call:	1-800-920-0259
Monday through Friday
8:30 a.m. – 6:00 p.m. (Eastern Time)

Write:	USCF ETF Trust
c/o ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203

Visit:	www.uscfinvestments.com

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund or its shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

USCF ETF Trust
1850 Mt. Diablo Blvd., Suite 640 Walnut Creek, CA 94596

The Fund is distributed by ALPS Distributors, Inc. 1290 Broadway, Suite 1000
Denver, Colorado 80203

USCF Advisers® is a registered mark of United States Commodity Funds LLC

Investment Company Act File No. 811-22930

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THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND IS SUBJECT TO CHANGE. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED [    ], 2026

Statement of Additional Information

USCF Midstream Energy Income Fund

(NYSE: UMI)

USCF Dividend Income Fund

(NYSE: UDI)

USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund

(NYSE: SDCI)

USCF Gold Strategy Plus Income Fund

(NYSE: USG)

USCF Energy Commodity Strategy Absolute Return Fund

(NYSE: USE)

USCF Electrification Metals Fund (formerly known as USCF Sustainable Battery Metals Strategy Fund)

(NYSE: ZSB)

USCF Sustainable Commodity Strategy Fund

(NYSE: ZSC)

[    ], 2026

USCF ETF TRUST

* Principal U.S. Listing Exchange: NYSE Arca, Inc.

This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with the current Prospectuses (the “Prospectuses”), each dated October 30, 2026, for the USCF Midstream Energy Income Fund (“UMI”), the USCF Dividend Income Fund (“UDI”), the USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (“SDCI”), the USCF Gold Strategy Plus Income Fund (“USG”), the USCF Energy Commodity Strategy Absolute Return Fund (“USE”), the USCF Electrification Metals Fund (formerly known as USCF Sustainable Battery Metals Strategy Fund) (“ZSB”) and the USCF Sustainable Commodity Strategy Fund (“ZSC”), (each a “Fund” and together the “Funds”), each a series of USCF ETF Trust (the “Trust”). Copies of the Prospectuses may be obtained, without charge, by calling 1-800-920-0259 or visiting www.uscfinvestments.com, or writing to the Trust, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203.

Capitalized terms used herein that are not defined have the same meaning as in the Prospectuses, unless otherwise noted.

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectuses and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer to sell securities.

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust was organized as a Delaware statutory trust on November 8, 2013, and operates pursuant to an Amended and Restated Declaration of Trust dated June 16, 2014. The Trust is authorized to have multiple segregated series or portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of multiple series. This SAI relates only to UMI, UDI, SDCI, USG, USE, ZSB and ZSC, each of which is a “non-diversified” fund except for UDI, which is “diversified.” Other series may be added to the Trust in the future. The shares of the Funds are referred to herein as “shares.” The offering of shares is registered under the Securities Act of 1933 (the “Securities Act”).

The Funds, and USCF Cayman Commodity 2 (the wholly-owned Cayman Islands subsidiary of SDCI), USCF Cayman Commodity 4 (the wholly-owned Cayman Islands subsidiary of USG), USCF Cayman Commodity 3 (the wholly-owned Cayman Islands subsidiary of USE), USCF Cayman Commodity 5 (the wholly-owned Cayman Islands subsidiary of ZSB) and USCF Cayman Commodity 7 (the wholly-owned Cayman Island subsidiary of ZSC) (each wholly-owned subsidiary a “Subsidiary” and together, the “Subsidiaries”) are managed by USCF Advisers LLC (the “Adviser”). The Adviser has been registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) since July 1, 2014, and is a wholly-owned subsidiary of USCF Investments, Inc., formerly Wainwright Holdings, Inc. (“USCF Investments”). USCF Investments is a wholly-owned subsidiary of The Marygold Companies, Inc. (formerly Concierge Technologies, Inc.), a company publicly traded under the ticker symbol “MGLD” (“Marygold”). Mr. Nicholas Gerber, a former Trustee, along with certain family members and certain other shareholders, owns the majority of the shares in Marygold. USCF Investments continues to operate its business as a wholly-owned subsidiary of Marygold. The Adviser has engaged Miller/Howard Investments, Inc., to serve as sub-adviser to UMI and UDI (“Miller/Howard”). The Adviser has engaged SummerHaven Investment Management, LLC (“SummerHaven” together with Miller/Howard, each a “Sub-Adviser” and together, the “Sub-Advisers”) to serve as sub-adviser to SDCI’s Subsidiary, and as sub-adviser to USG and its Subsidiary.

Shares trade on NYSE Arca, Inc. (the “Listing Exchange”) at market prices that may be below, at, or above the shares’ respective net asset values (“NAV”). A Fund’s share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions. The Funds should not be relied upon as a complete investment program.

The Funds issue and redeem shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically, market makers or other broker-dealers) that have entered into an agreement with ALPS Distributors, Inc. (the “Distributor”) may purchase or redeem. Such institutions and large investors are referred to herein as “Authorized Participants.”

UMI and UDI generally offer and issue Creation Units in exchange for baskets of investments included in the Funds’ portfolio (“Deposit Securities”) and designated amounts of cash and generally redeems Creation Units in exchange for Deposit Securities and designated amounts of cash.

SDCI, USG and USE generally offer, issue, and redeem Creation Units in exchange for cash. SDCI, USG and USE reserve the right to permit or require Creation Units to be issued in-kind, in certain circumstances, although they do not currently expect to do so. If in-kind creations are permitted or required, an investor must deposit a designated portfolio of securities per each Creation Unit constituting a substantial replication of the securities included in the Fund and an amount of cash (the “Cash Component”) computed as discussed below.

ZSB and ZSC generally offer, issue and redeem Creation Units in exchange for designated amounts of cash.

UMI, UDI, ZSB and ZSC have adopted policies and procedures that allow them to utilize custom baskets (the “Custom Basket Procedures”) consistent with the rules under the 1940 Act. The Custom Basket Procedures govern the construction and acceptance of baskets, including heightened requirements for certain types of custom baskets, and provide detailed parameters for the construction and acceptance of custom baskets that are in the best interests of each Fund and its shareholders. Pursuant to the Custom Basket Procedures, the Fund may, for example, issue and redeem Creation Units partially in-kind. A partially in-kind Creation Unit transaction involves the exchange of a basket of representative or non-representative “Deposit Securities” and a designated amount of cash for a Creation Unit.

Creation Units are aggregations of stipulated “blocks” of shares. Each block of UMI and UDI is 10,000 shares, and each block of SDCI, USG, USE, ZSB and ZSC is 25,000 shares. In the event of a Fund’s liquidation, the Fund may lower the number of shares in its Creation Unit.

The fiscal year end for each Fund is June 30.

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EXCHANGE LISTING AND TRADING

There can be no assurance that the Funds will continue to meet the Listing Exchange’s requirements for listing shares. The Listing Exchange will consider the suspension of trading and delisting of a Fund’s shares if (i) following the initial 12-month period beginning at the commencement of trading, there are fewer than 50 beneficial owners of the Fund’s shares; (ii) the Fund fails to satisfy applicable continued listing requirements of the Listing Exchange; or (iii) such other event shall occur or condition exist that, in the opinion of the Listing Exchange, makes further trading on the Listing Exchange inadvisable.

As in the case of other stocks traded on the Listing Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Funds reserve the right to adjust the price levels of the shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

INVESTMENT OBJECTIVES AND POLICIES

Investment Objective

Each Fund’s investment objective is disclosed in its Prospectus. There can be no assurance that a Fund’s objective will be achieved. The investment objectives of the Funds, and all other investment policies and practices of the Funds, other than the fundamental investment policies listed below, are considered by the Funds not to be fundamental and accordingly may be changed without shareholder approval. Additional information about each Fund, its policies, and the investment instruments that it may hold, is provided below.

Fundamental Investment Policies

The investment restrictions set forth below have been adopted by the Board of Trustees (the “Board”) of the Trust as fundamental policies for the Funds. These policies cannot be changed with respect to a Fund without the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund. For purposes of the 1940 Act, a “majority of the outstanding voting securities” of a Fund means the lesser of the vote of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Funds are present or represented by proxy, or (ii) more than 50% of the shares of the Funds.

If any percentage restriction described below is complied with at the time of investment, a later increase or decrease in percentage resulting from a change in the value will not constitute a violation of such restriction, except that certain percentage limitations will be observed continuously in accordance with applicable law.

As a matter of fundamental policy, UMI may not:

A.	Borrow money, except to the extent permitted by applicable law. To the extent that UMI borrows money, asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.
B.	Make loans except as permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief. For example, Sections 17 and 18 of the 1940 Act relate to certain transactions and the capital structure of investment companies. Such provisions can inhibit an investment company’s ability to make loans.
C.	Underwrite securities issued by others, except to the extent that UMI may be considered an underwriter within the meaning of the Securities Act, in the disposition of restricted securities or in connection with investments in other investment companies.
D.	Purchase, hold or deal in real estate, although UMI may purchase and sell securities or other investments that are secured by real estate or invest in securities or other instruments issued by issuers that invest in real estate.
E.	Purchase or sell commodities or commodity contracts, except as permitted under the 1940 Act or unless acquired as result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts. This restriction shall not prevent UMI from purchasing, selling, and entering into financial futures contracts (including futures contracts on indices of securities, interest rate, and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts, or other derivative instruments that are not related to physical commodities.
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F.	Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief granted by the SEC. Section 18(f) of the 1940 Act regulates the requisite asset coverage and permissible classes; such restrictions have been interpreted by the SEC Staff and subsequent rules and regulations have been issued.
G.	Invest more than 25% of the value of its total assets in any one industry (excluding the U.S. Government or any of its agencies or instrumentalities), provided that UMI will invest more than 25% of the value of its total assets in the energy, oil, and gas industries.

As a matter of fundamental policy, UDI may not:

A.	Borrow money, except to the extent permitted by applicable law. To the extent that UDI borrows money, asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.
B.	Make loans except as permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.
C.	Underwrite securities issued by others, except to the extent that UDI may be considered an underwriter within the meaning of the Securities Act, in the disposition of restricted securities or in connection with investments in other investment companies.
D.	Purchase, hold or deal in real estate, although UDI may purchase and sell securities or other investments that are secured by real estate or invest in securities or other instruments issued by issuers that invest in real estate.
E.	Purchase or sell commodities or commodity contracts, except as permitted under the 1940 Act or unless acquired as result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts. This restriction shall not prevent UDI from purchasing, selling, and entering into financial futures contracts (including futures contracts on indices of securities, interest rate, and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts, or other derivative instruments that are not related to physical commodities.
F.	Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief granted by the SEC.
G.	Invest more than 25% of the value of its total assets in any one industry (excluding the U.S. Government or any of its agencies or instrumentalities).

As a matter of fundamental policy, SDCI may not:

A.	Borrow money, except to the extent permitted by applicable law. To the extent that SDCI borrows money, asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.
B.	Make loans except as permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief. For example, Sections 17 and 18 of the 1940 Act relate to certain transactions and the capital structure of investment companies. Such provisions can inhibit an investment company’s ability to make loans.
C.	Underwrite securities issued by others, except to the extent that SDCI may be considered an underwriter within the meaning of the Securities Act, in the disposition of restricted securities or in connection with investments in other investment companies.
D.	Purchase, hold, or deal in real estate, although SDCI may purchase and sell securities or other investments that are secured by real estate or invest in securities or other instruments issued by issuers that invest in real estate.
E.	Purchase or sell physical commodities except through its wholly-owned subsidiary, and to the maximum extent as permitted by the 1940 Act.
F.	Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief granted by the SEC. Section 18(f) of the 1940 Act regulates the requisite asset coverage and permissible classes; such restrictions have been interpreted by the SEC Staff and subsequent rules and regulations have been issued.
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G.	Purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, provided that this restriction does not limit SDCI’s investments in (i) securities or other instruments issued or guaranteed by the U.S. government or its agencies or instrumentalities, and (ii) securities of other investment companies. When determining compliance with this fundamental policy of SDCI, SDCI will consider the concentration of affiliated and unaffiliated underlying investment companies.

As a matter of fundamental policy, USG may not:

A.	Borrow money, except to the extent permitted by applicable law. To the extent that USG borrows money, asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.
B.	Make loans except as permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief. For example, Sections 17 and 18 of the 1940 Act relate to certain transactions and the capital structure of investment companies. Such provisions can inhibit an investment company’s ability to make loans.
C.	Underwrite securities issued by others, except to the extent that USG may be considered an underwriter within the meaning of the Securities Act, in the disposition of restricted securities or in connection with investments in other investment companies.
D.	Purchase, hold, or deal in real estate, although USG may purchase and sell securities or other investments that are secured by real estate or invest in securities or other instruments issued by issuers that invest in real estate.
E.	Purchase or sell physical commodities except through its wholly-owned subsidiary, and to the maximum extent as permitted by the 1940 Act.
F.	Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief granted by the SEC. Section 18(f) of the 1940 Act regulates the requisite asset coverage and permissible classes; such restrictions have been interpreted by the SEC Staff and subsequent rules and regulations have been issued.
G.	Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of USG’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

As a matter of fundamental policy, USE may not:

A.	Borrow money, except to the extent permitted by applicable law. To the extent that USE borrows money, asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.
B.	Make loans except as permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.
C.	Underwrite securities issued by others, except to the extent that USE may be considered an underwriter within the meaning of the Securities Act, in the disposition of restricted securities or in connection with investments in other investment companies.
D.	Purchase, hold or deal in real estate, although USE may purchase and sell securities or other investments that are secured by real estate or invest in securities or other instruments issued by issuers that invest in real estate.
E.	Purchase or sell physical commodities except through its wholly-owned subsidiary, and to the maximum extent as permitted by the 1940 Act.
F.	Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief granted by the SEC.
G.	Purchase the securities of any issuer (excluding the U.S. Government or any of its agencies or instrumentalities), if, as a result, more than 25% of USE’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

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As a matter of fundamental policy, ZSB may not:

A.	Borrow money, except to the extent permitted by applicable law. To the extent that ZSB borrows money, asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.
B.	Make loans except as permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.
C.	Underwrite securities issued by others, except to the extent that ZSB may be considered an underwriter within the meaning of the Securities Act, in the disposition of restricted securities or in connection with investments in other investment companies.
D.	Purchase, hold or deal in real estate, although ZSB may purchase and sell securities or other investments that are secured by real estate or invest in securities or other instruments issued by issuers that invest in real estate.
E.	Purchase or sell physical commodities except through its wholly-owned subsidiary, and to the maximum extent as permitted by the 1940 Act.
F.	Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief granted by the SEC.
G.	Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries except that ZSB may invest more than 25% of its total assets in investments that provide exposure to Metals. (This limitation against industry concentration does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.)

As a matter of fundamental policy, ZSC may not:

A.	Borrow money, except to the extent permitted by applicable law. To the extent that ZSC borrows money, asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.
B.	Make loans except as permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.
C.	Underwrite securities issued by others, except to the extent that ZSC may be considered an underwriter within the meaning of the Securities Act, in the disposition of restricted securities or in connection with investments in other investment companies.
D.	Purchase, hold or deal in real estate, although ZSC may purchase and sell securities or other investments that are secured by real estate or invest in securities or other instruments issued by issuers that invest in real estate.
E.	Purchase or sell physical commodities except through its wholly-owned subsidiary, and to the maximum extent as permitted by the 1940 Act.
F.	Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief granted by the SEC.
G.	Purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, provided that this restriction does not limit ZSC’s investments in (i) securities or other instruments issued or guaranteed by the U.S. government or its agencies or instrumentalities, and (ii) securities of other investment companies. When determining compliance with this fundamental policy of ZSC, ZSC will consider the concentration of affiliated and unaffiliated underlying investment companies.

As noted above, the Funds may not make loans except as permitted under the 1940 Act. Operating in compliance with provisions of the 1940 Act, such as Section 17 (Transactions of Certain Affiliated Persons and Underwriters) and Section 18 (Capital Structure) can inhibit each Fund’s ability to make loans.

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Section 18 of the 1940 Act defines “senior security” and describes asset coverage requirements and permissible classes; such restrictions have been interpreted by the SEC Staff and subsequent rules and regulations have been issued.

Additional Information about the SDCITR

The SummerHaven Dynamic Commodity Index Total ReturnSM (the “SDCITR”) is a total return commodity sector index designed to broadly represent major commodities. The composition and total return of the SDCITR are described in the Prospectus of SDCI.

The SDCITR is rules-based and reconstituted and rebalanced monthly based on observable price signals. In this context, the term “rules-based” is meant to indicate that the composition of the SDCITR in any given month will be determined by quantitative formulas related to the prices of futures contracts for the 27 commodities that are eligible to be included in the SDCITR. Such formulas are not subject to adjustment based on factors other than those described below, and are not subject to human bias.

Monthly commodity selection is a two-step process that occurs on the fifth business day prior to the end of the calendar month (the “Selection Date”) based upon the following:

1)	The annualized percentage price difference between the closest-to-expiration Component Futures Contract and the next closest to expiration Component Futures Contract is calculated for each of the 27 eligible Component Futures Contracts on the Selection Date. The 14 commodities with the greatest backwardation (or least contango) are selected where backwardation is measured based on the highest percentage price difference. When evaluating the data from the first step, all four primary commodity sectors must be represented (Petroleum, Grains, Industrial Metals, and Precious Metals).
2)	If the selection of the 14 commodities with the greatest backwardation fails to meet the overall diversification requirement that all four primary commodity sectors be represented in the SDCITR, the commodity with the greatest backwardation among the commodities of the omitted primary sector(s) would be substituted for the commodity with the least backwardation among the fourteen commodities.

The 14 commodities selected are included in the SDCITR for the next month on an equally-weighted basis by notional amount. Due to the dynamic monthly commodity selection, the primary sector weights will vary from approximately 7% to 43% over time, depending on the price observations each month.

Prior to the end of each month, SummerHaven determines the composition of the SDCITR and provides such information to Bloomberg, L.P. (“Bloomberg”). Values of the SDCITR are computed by Bloomberg and disseminated approximately every 15 seconds from 8:00 a.m. to 5:00 p.m., Eastern time. Bloomberg also publishes a daily SDCITR value at approximately 5:30 p.m., Eastern time, under the index ticker symbol “SDCITR:IND.” Only settlement and last-sale prices are used in the SDCITR’s calculation; bids and offers are not recognized, including limit-bid and limit-offer price quotes. Where no last-sale price exists, typically in the more deferred contract months, the previous day’s settlement price is used. This means that the underlying SDCITR may lag its theoretical value. This tendency to lag is evident at the end of the day when the SDCITR value is based on the settlement prices of the futures contracts held by the SDCITR, and explains why the underlying SDCITR often closes at or near the high or low for the day.

The composition of the SDCITR on any given day, as determined and published by SummerHaven, is determinative of the benchmark for SDCI. However, it is not possible to anticipate all possible circumstances and events that may occur with respect to the SDCITR and the methodology for its composition, weighting, and calculation. Accordingly, a number of subjective judgments must be made in connection with the operation of the SDCITR that cannot be adequately reflected in this description of the SDCITR. All questions of interpretation with respect to the application of the provisions of the SDCITR methodology, including any determinations that need to be made in the event of a market emergency or other extraordinary circumstances, will be resolved by SummerHaven.

Because the SDCITR is comprised of actively traded contracts with scheduled expirations, it can be calculated only by reference to the prices of contracts for specified expiration, delivery, or settlement periods, referred to as contract expirations. The contract expirations included in the SDCITR for each commodity during a given year are designated by SummerHaven, provided that each contract must be an active contract. An active contract for this purpose is a liquid, actively-traded contract expiration, as defined or identified by the relevant trading facility or, if no such definition or identification is provided by the relevant trading facility, as defined by standard custom and practice in the industry.

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If a Futures Exchange ceases trading in all contract expirations relating to an eligible futures contract, SummerHaven may designate a replacement contract for the commodity. The replacement contract must satisfy the eligibility criteria for inclusion in the SDCITR. To the extent practicable, the replacement is effected during the next monthly review of the composition of the SDCITR. If that timing is not practicable, SummerHaven determines the date of the replacement based on a number of factors, including the differences between the existing futures contract and the replacement futures contract with respect to contractual specifications and contract expirations.

If a contract is eliminated and there is no replacement contract, the underlying commodity will necessarily be dropped from the SDCITR. The designation of a replacement contract, or the elimination of a commodity from the SDCITR because of the absence of a replacement contract, could affect the value of the SDCITR, either positively or negatively, depending on the price of the contract that is eliminated and the prices of the remaining contracts. It is impossible, however, to predict the effect of these changes, if they occur, on the value of the SDCITR.

INVESTMENT STRATEGIES AND RISKS

The principal investment strategies and principal investment risks of each Fund are disclosed in its Prospectus. This section of the SAI provides additional information about the Funds’ investment strategies and their investment risks. The discussion below supplements, and should be read in conjunction with, the Prospectuses.

Additional Information about Investment Strategies

Additional Information about Investment Strategies of the Funds

Foreign Securities. The Funds may invest in securities of foreign issuers, including securities quoted or denominated in a currency other than U.S. dollars. Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Adviser, to offer the potential for better long term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the U.S. and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets. Investing in the securities of foreign issuers also involves, however, certain special risks, including those discussed in the Funds’ Prospectuses and those set forth below, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers. Many of these risks are more pronounced for investments in emerging economies.

With respect to investments in certain foreign countries, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, military unrest, social instability, war and terrorism, confiscation without fair compensation, expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, or diplomatic developments, any of which could adversely affect the Funds’ investments in those countries. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and dividend payments.

Investments in foreign securities often involve currencies of foreign countries. Accordingly, the Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Funds may be subject to currency exposure independent of its securities positions. To the extent that a Fund is fully invested in foreign securities while also maintaining net currency positions, it may be exposed to greater combined risk.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. To the extent that a portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. A Fund’s net currency positions may expose it to risks independent of its securities positions.

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Because foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, and practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the U.S. and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the U.S., and the legal remedies for investors may be more limited than the remedies available in the U.S. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protections that apply with respect to securities transactions consummated in the U.S. Mail service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of a Fund’s assets are uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, in possible liability to the purchaser.

As described more fully below, the Funds may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of, or ignored internationally accepted standards of due process against, private companies. In addition, a country may take these and other retaliatory actions against a specific private company, including the Funds or the Adviser. There may not be legal recourse against these actions. In addition, a Fund or the Adviser may determine not to invest in, or may limit its overall investment in, a particular issuer, country or geographic region due to, among other things, heightened risks regarding repatriation restrictions, confiscation of assets and property, expropriation or nationalization. See “Investing in Emerging Countries” below.

Money Market Instruments. The Funds may invest a portion of their assets in high-quality money market instruments on an ongoing basis. The instruments in which the Funds may invest include: (1) short-term obligations issued by the U.S. Government; (2) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (3) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc. or “A-1+” or “A-1” by S&P Global, or, if unrated, of comparable quality as determined by the Adviser or Sub-Adviser; and (4) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Other Investment Companies and Pooled Investment Vehicles. The Funds may invest in securities of other investment companies, including registered investment companies that are ETFs. A Fund may also invest a portion of its assets in pooled investment vehicles other than registered investment companies. For example, some vehicles which are commonly referred to as “exchange traded funds” may not be registered investment companies because of the nature of their underlying investments. As a stockholder in an investment company or other pooled vehicle, a Fund will bear its ratable share of that investment company’s or vehicle’s expenses, and would remain subject to payment of the underlying fund’s or vehicle’s advisory and administrative fees with respect to assets so invested.

The 1940 Act limits the extent to which the Funds may invest in other investment companies. Pursuant to Section 12(d)(1)(A), the Funds may invest in the securities of another investment company (the “acquired fund”) provided that a Fund, immediately after such purchase or acquisition, does not own in the aggregate: (1) more than 3% of the total outstanding voting stock of the acquired fund; (2) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (3) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. The limitations described above do not apply to investments in money market funds subject to certain conditions. The Funds may exceed certain limits set forth in Section 12(d)(1)(A) by relying on statutory exemptions, such as Section 12(d)(1)(F) and accompanying Rule 12d1-3, or (with the exception of ZSB) by complying with Rule 12d1-4. Rule 12d1-4 permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1)(A), subject to certain conditions, including that the funds enter into a fund of funds investment agreement. Under the 1940 Act, private funds relying on Section 3(c)(1) and 3(c)(7) are subject to the 3% limitation on investments in registered funds, however, private funds are not permitted to rely on Rule 12d1-4 to invest beyond any of the Section 12(d)(1)(A) limitations that are applicable to them.

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Treasuries. The Funds may invest in U.S. Government securities. U.S. Government securities include U.S. Treasury obligations (“Treasuries”) and securities issued or guaranteed by various agencies of the U.S. Government, or by various instrumentalities which have been established or sponsored by the U.S. Government. Treasuries are backed by the “full faith and credit” of the U.S. Government. Securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government.

Additional Information about Investment Strategies of SDCI, USG, USE, ZSB and ZSC

Cayman Islands Subsidiaries. Although SDCI, USG, USE, ZSB and ZSC may invest its assets directly in futures contracts and other commodity-related derivative instruments and ZSC may invest its assets directly in Commodities Derivatives (collectively, “Commodity-Linked Investments”), they primarily invest in Commodity-Linked Investments indirectly by investing up to 25% of their total assets in their respective Subsidiary. Each Subsidiary is advised by the Adviser and has the same investment objective as the respective Fund. The assets of each Subsidiary are subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the respective Fund, except that the Subsidiaries may invest without limitation in Commodity-Linked Investments. The Subsidiaries may invest in certain investments that the Funds are restricted or limited from investing in directly. Investing in a Subsidiary will permit a Fund to have greater exposure to commodities markets while maintaining compliance with U.S. federal income tax requirements applicable to regulated investment companies under the 1940 Act.

Each applicable Fund and its Subsidiary are subject to regulation by the Commodity Futures Trading Commission (“CFTC”) as a commodity pool. The Adviser is registered as the commodity pool operator (“CPO”) of each Fund and its Subsidiary under the Commodity Exchange Act, as amended (“CEA”), and the rules and regulations promulgated thereunder, and therefore, is subject to the rules and regulations of the CFTC and the National Futures Association. The Adviser does not currently rely on an exclusion from the definition of CPO in CFTC Rule 4.5 with respect to any Fund.

The Subsidiaries are not registered as investment companies under the 1940 Act, and are not subject to all the investor protections of the 1940 Act. However, each Fund will wholly own and control its Subsidiary, and each Fund and its Subsidiary are managed by the Adviser, making it unlikely that a Subsidiary will take action contrary to the interests of its Fund or its Fund’s shareholders. The Board has oversight responsibility for the investment activities of each Fund, including the Fund’s investment in its Subsidiary and the Fund’s role as sole shareholder of its Subsidiary. Each Subsidiary follows the same compliance policies and procedures as its Fund. Each Fund and its Subsidiary test for compliance with certain investment restrictions and limitations on a consolidated basis. Changes in the laws of the Cayman Islands, under which the Subsidiaries are incorporated, could result in the inability of a Fund to effect its desired investment strategy. In addition, changes in the tax laws in either the U.S. or the Cayman Islands might negatively impact a Fund and its investors.

The Cayman Islands currently does not impose any income tax, corporate tax, capital gains tax, or withholding tax on the Subsidiaries. If the laws of the Cayman Islands were changed and a Subsidiary were required to pay Cayman Islands taxes, this may impact a Fund’s return based upon the percentage of assets allocated to commodities at that time.

To the extent that this SAI references securities, Commodity-Linked Investments, or other assets in which a Fund may invest or may not invest, or a Fund’s expectations, risks or obligations with respect to any such investments, the Fund’s Subsidiary may or may not invest in those same assets and would have the same expectations and would be subject to the same risks and obligations.

Derivatives. SDCI, USG, USE, ZSB and ZSC may each use derivative instruments as part of its investment strategies. Generally, derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to bonds, interest rates, currencies, commodities, and related indexes. Examples of derivative instruments include forward contracts, currency and interest rate swaps, currency options, futures contracts, options on futures contracts and swap agreements. Derivatives may also include financial instruments such as reverse repurchase agreements and similar financial transactions if certain conditions are met. Each Fund’s use of derivative instruments will be underpinned by investments in short-term, high-quality instruments, such as U.S. money market securities. The use of derivatives may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. A Fund may also take a short position through a derivative. Derivatives can be volatile and may involve significant risks.

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Commodity Contracts. SDCI, USG, USE, ZSB and ZSC may purchase and sell commodity contracts in the form of futures and options, and may enter into swap agreements and other financial transactions in compliance with applicable commodities laws. Each Fund may also invest in other instruments related to commodities, including structured notes, and securities of commodities finance and operating companies.

Commodity Futures. SDCI, USG, USE, ZSB and ZSC invest in commodity futures contracts. A commodity futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a commodity, at a specified price, date, time and place. Commodity futures contracts are traded on futures exchanges that provide a central marketplace to negotiate and transact futures contracts, a clearing corporation to process trades, and a secondary market. Futures exchanges provide standardization with regards to certain key features such as expiry dates, contract sizes and terms and conditions of delivery. The clearinghouse of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

Commodity futures contract prices are generally comprised of the price of the relevant commodity as well as the costs of storing the physical commodity. Storage costs include (i) the time value of money invested in the physical commodity, (ii) plus the costs of storing the commodity, (iii) less any benefits of owning the physical commodity not obtained by the holder of a futures contract (the “convenience yield”). To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures with respect to that commodity, the value of the futures contract may change proportionately.

In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price of the commodity. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodities markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its futures commission merchant (“FCM”) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. Additionally, when a Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities in an account with the FCM.

A futures contract held by a Fund is valued daily at the official settlement price on the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin may be calculated such that (i) both profits and losses on the contract are exchanged daily between the exchange and the Fund, or (ii) only the losses are realized daily, and profits are only realized at the end of the contract. Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the FCM of the amount one would owe the other if the futures contract expired. In computing daily NAV, the Fund will mark to market its open futures positions. Although some futures contracts call for making or taking delivery of the underlying assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations. As discussed below, however, a Fund may not always be able to make an offsetting purchase or sale. In the case of a physically settled futures contract, this could result in a Fund being required to deliver, or receive, the underlying physical commodity, which could be adverse to the Fund.

As futures contracts near expiry, they are generally replaced with a later dated contract in a process known as “rolling”. This involves selling the contracts before they expire and purchasing similar contacts that have a later expiry date. Any difference between the price for the nearer delivery month contract and the price for distant month contract is known as a “roll yield” and this can be either a positive amount or a negative amount. Futures contracts may be satisfied at expiry by delivery of the relevant commodity from one party to the other, however, the Funds are not permitted to take physical delivery of commodities.

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If the market for futures contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. Contango and backwardation (if the price of the near month futures contract is higher than the next futures month contract) may impact the total return on investment in shares of a Fund relative to spot prices of the commodities in which the Fund holds futures. It is impossible to predict with any degree of certainty whether backwardation or contango will occur in the future. It is likely that both conditions will occur during different periods.

At any time prior to the expiration of a futures contract, a Fund may seek to close the position by seeking to take an opposite position, which would operate to terminate the Fund’s existing position in the contract. Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although a Fund may purchase futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell assets to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances a Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the performance of the Fund. When the Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities in an account with the FCM.

Commodity futures contracts may also be subject to additional risks that could negatively impact the value of a Fund’s investments, including: (i) storage costs, which may be reflected in the price of a commodities futures contract if it is physically settled; (ii) changes in the rate of inflation and reduced economic growth, which can impact the spot price of an underlying commodity; (iii) natural disasters, agricultural or livestock disease, war, violence, disruptive activity caused by political unrest, attacks or threats of attack by terrorists, geopolitical events, strikes, embargoes and tariffs, and other factors may have a significant impact on commodity prices and the value of a Fund’s investments in commodity futures contracts; and (iv) various dynamics in the commodities markets that could cause a Fund to purchase a commodity futures contract at a higher price than it otherwise would. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of the supplies of other materials. The energy sector has experienced increased volatility as a result of conflicts in the Middle East, including the war in Israel and Iran, and the Russia-Ukraine war, as well as U.S. involvement in such conflicts.

In addition, foreign futures exchanges may impose trading, settlement, and margin requirements that differ from those imposed by U.S. exchanges. Foreign futures contracts may not involve a clearing mechanism or related guarantees and, therefore, may be subject to a greater risk of loss than futures contracts traded in the United States. To the extent margin payments for a foreign futures contract are measured in a foreign currency, the foreign futures contract may also involve currency risk. Foreign futures exchanges have in the past, and may again in the future, suspend and/or cancel trades in derivatives contracts traded on those exchanges.

Options on Futures. SDCI, USG, USE, ZSB and ZSC may purchase and sell options on futures. An option on a futures contract possesses many of the same characteristics as options on securities and indexes. An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

A Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract, the current market value of the option and other futures positions held by the Fund.

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Repurchase Agreements. Repurchase agreements are instruments under which a Fund (such as SDCI, USG, USE, ZSB or ZSC) acquires ownership of a security, and the seller, a broker-dealer or a bank agrees to repurchase the security at a mutually agreed upon time and price. Repurchase agreements expose the Fund to the risk that the counterparty defaults on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement. In this circumstance, the Fund could lose money if the underlying instruments used as collateral lose their value before they can be sold. The Fund intends to enter into repurchase agreements that are cleared through the Fixed Income Clearing Corporation (“FICC”). In a FICC cleared transaction, the Fund would permit the seller’s obligation to be novated to FICC pursuant to an agreement between the Fund, FICC and the seller as a sponsoring member of FICC. In such case, the FICC would become the Fund’s counterparty. FICC acts as the common counterparty to all repurchase transactions that enter its netting system and guarantees that participants will receive their cash or securities collateral (as applicable) back at the close of the repurchase transaction. While this guarantee is intended to mitigate counterparty/credit risk that exists in the case of a bilateral repurchase transaction, the Fund is exposed to risk of delays or losses in the event of a bankruptcy or other default or nonperformance by FICC or the FICC sponsoring member through which the Fund acts in connection with such transactions.

Swaps. SDCI, USG, USE, ZSB and ZSC may enter into swaps and options to enter into swap agreements (called “swaptions”). Generally, swaps are contracts between a Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap may be negotiated bilaterally and traded over-the-counter between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap are those of a particular investment, a particular fixed or variable interest rate, a particular non-U.S. currency, or a “basket” of securities or investments representing a particular index. Swaps can also be based on credit and other events.

In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. When a Fund enters into a cleared swap, it must deliver initial margin to the central counterparty (via the FCM). During the term of the swap agreement, a variation margin is required to be paid by the Fund or may be received by the Fund. Specifically, if the value of a Fund’s cleared swap declines, the Fund will be required to make variation margin payments to the FCM to settle the change in value. Conversely, if the market value of a Fund’s position increases, the FCM will make variation margin payments to the Fund’s account. At the conclusion of the term of the swap, if a Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If a Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. Uncleared swaps are customarily documented using the International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of derivatives market participants that has developed standardized contracts for bilateral derivatives transactions. In the event that one party to an uncleared swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. During the term of an uncleared swap, a Fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to a Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

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A swaption generally is an over-the-counter option that gives the buyer of the option the right, but not the obligation, in return for payment of a premium to the seller, to enter into a previously negotiated swap, or to extend, terminate or otherwise modify the terms of an existing swap. The writer (seller) of a swaption receives premium payments from the buyer and, in exchange, becomes obligated to enter into or modify an underlying swap upon the exercise of the swaption by the buyer. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the swaption expire unexercised, plus any related transaction costs.

Additional Information about Investment Strategies of UDI and UMI

ESG Investments. UDI intends to invest in securities of issuers that exhibit UDI’s Environmental, Social and Governance (“ESG”) criteria. UDI screens out companies that (i) extract coal; (ii) derive greater than 10% of revenue from production of alcohol, tobacco, or firearms; and (iii) provide parts or services that are tailor-made and necessary for the lethal function of controversial weapons. In addition, UDI seeks to eliminate companies that have demonstrated a history of weak governance or repeated failures to prevent or mitigate ESG risks. UMI also considers ESG factors when selecting investments. UMI and UDI’s consideration of ESG factors in selecting investments may limit the investment opportunities available to the Funds or exclude the securities of certain issuers for non-financial reasons. As such, the Funds may invest in companies or industries that are out of favor in the market or underperforming the market, and the Funds may forego certain market opportunities available to funds that do not invest using ESG criteria. Companies that meet the Funds’ ESG criteria may be more focused on long-term rather than short-term returns, and thus may underperform in the short-term and adversely impact the Funds’ short-term performance. In evaluating a company based on ESG criteria, the Funds may use information and data from third-party providers of ESG research, which may be incomplete, inaccurate or unavailable. Research providers might only take into account one of many ESG related components of a company. There is no uniform set of ESG standards, and different third party providers may provide different or inconsistent information and data, and the data may not be comparable. There may be limitations with respect to availability of ESG data in certain sectors, as well as limited availability of investments with positive ESG assessments in certain sectors. A company’s business practices, products or services may change over time. It is possible that companies identified through the Funds’ consideration of ESG factors will not operate as expected and will not exhibit positive ESG characteristics to the extent the Funds might have anticipated. Further, investors may differ in their views of what constitutes positive or negative ESG characteristics of a company. As a result, the Funds may invest in companies that do not reflect the beliefs of any particular investor.

Additional Information about Investment Strategies of ZSB and ZSC

Carbon Offset Investments. ZSB and ZSC may invest in carbon credit futures in order to offset the aggregate carbon emissions of ZSB’s Metals Derivatives and ZSC’s Commodities Derivatives. Carbon credit futures are commodity futures contracts linked to the value of emission allowances or credits. Under certain regulatory regimes, a limit is set by a regulator, such as a government entity, on the total amount of specific greenhouse gases, such as CO2, that can be emitted by regulated entities, such as manufacturers or energy producers. The regulator then may issue or sell individual “emission allowances” to regulated entities, which can then be traded on the open market. The regulator may gradually reduce the market cap on emission allowances, thereby increasing the value of such allowances and forcing regulated entities to reduce their greenhouse gas emissions.

Metals Investments. ZSB and ZSC intend to invest primarily in Metals Derivatives and Commodities Derivatives, respectively, as each term is defined in the respective Prospectus. Investing in commodities in this manner carries risks. A Fund’s exposure to the commodities markets and derivatives may subject the Fund to greater volatility than investments in traditional securities. The value of Metals Derivatives, Commodities Derivatives and other derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, and other risks affecting a particular industry or commodity.

Additional Information about Investment Strategies of USE

Exchange Traded Notes (“ETNs”). USE may invest in ETNs. ETNs are senior, unsecured, unsubordinated debt securities that are based upon the performance of a market index and are issued by an underwriting bank. The value of an ETN will fluctuate as the value of the market index fluctuates, which can cause sudden and unpredictable changes in the value of the ETN. ETNs are subject to risk of default by the issuer and risk of downgrade of the issuer’s credit rating. ETNs are also exposed to illiquidity risk. There may be no willing purchaser or the issuer may restrict the redemption amount or its redemption date.

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Exchange Traded Products (“ETPs”). In addition to ETNs, USE may invest in other ETPs. Through its positions in ETPs, the Fund will be subject to the risks associated with such ETP’s investments, including the possibility that the value of the securities or instruments held by or linked to an ETP could decrease. An ETP’s lack of liquidity can result in its value being more volatile than the underlying portfolio investment or reference asset/benchmark component. In addition, certain ETPs may hold common portfolio positions, thereby reducing any diversification benefits.

Additional Information about Investment Risks

An investment in the Funds should be made with an understanding that the value of the portfolio held by a Fund may fluctuate in accordance with changes in the market and other factors.

Additional Information about Investment Risks of the Funds

Change of Tax Law Risks. Tax laws are subject to change. Any changes in tax laws could impact an investor’s return from a Fund, the ability of a Fund to qualify as a regulated investment company (“RIC”), or the ability of a Fund to meet its investment objectives.

Common Stock Risk. The Funds (except ZSB and ZSC) may invest in common stock. Equity securities are especially susceptible to general market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic or banking crises. The Adviser and Sub-Advisers cannot predict the direction or scope of any of these factors. Shareholders of common stock have rights to receive payments from the issuers of that common stock, which right are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers.

Shareholders of common stock of the type held by the Funds have a right to receive dividends only when and if, and in the amounts, declared by the issuer’s board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends, which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stock is subject to market fluctuations for as long as the common stock remains outstanding, and thus the value of the equity securities in the Funds will fluctuate over the life of the Funds and may be more or less than the price at which they were purchased by the respective Fund. The equity securities held in the Funds may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities, including the impact of the Fund’s purchase and sale of the equity securities and other factors.

Holders of common stock incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stock issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends, and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation, which are senior to those of common stockholders.

Currency Risk. Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make investments traded in foreign markets more volatile than securities traded exclusively in the U.S. The Adviser and Sub-Adviser attempt to manage currency risk by limiting the amounts the Funds invest in investments denominated in a particular foreign currency. However, diversification will not protect a Fund against a general increase in the value of the U.S. dollar relative to other currencies.

Investing in currencies or investments denominated in a foreign currency entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the economy of the country or region utilizing the currency. In addition, it is possible that a currency (such as, for example, the euro) could be abandoned in the future by countries that have already adopted its use, and the effects of such an abandonment on the applicable country and the rest of the countries utilizing the currency are uncertain but could negatively affect a Fund’s investments denominated in the currency. If a currency used by a country or countries is replaced by another currency, the Adviser and Sub-Adviser would evaluate whether to continue to hold any investments denominated in such currency, or whether to purchase investments denominated in the currency that replaces such currency, at the time. Such investments may continue to be held, or purchased, to the extent consistent with a Fund’s investment objective and permitted under applicable law.

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Many countries rely heavily upon export-dependent businesses and any strength in the exchange rate between a currency and the U.S. dollar or other currencies can have either a positive or a negative effect upon corporate profits and the performance of investments in the country or region utilizing the currency. Adverse economic events within such country or region may increase the volatility of exchange rates against other currencies, subjecting a Fund’s investments denominated in such country’s or region’s currency to additional risks.

Cybersecurity Risk. The Trust and its service providers may be prone to operational and information security risks resulting from breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Trust to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cybersecurity include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cybersecurity breaches affecting the Trust or its service providers may adversely impact the Trust. For instance, cybersecurity breaches may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Trust to regulatory fines or financial losses, and/or cause reputational damage. The Trust may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investments to lose value.

Depositary Receipts Risk. The Funds may invest in Depositary Receipts. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts, or ADRs, are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts, or EDRs, are receipts issued by a European bank or trust company evidencing ownership of securities issued by a foreign corporation. Global Depositary Receipts, or GDRs, are receipts issued throughout the world that evidence a similar arrangement. ADRs, EDRs and GDRs may trade in foreign currencies that differ from the currency the underlying security for each ADR, EDR or GDR principally trades in. Global shares are the actual (ordinary) shares of a non-U.S. company that trade both in the home market and the U.S. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets. EDRs, in registered form, are used to access European markets. GDRs, in registered form, are tradable both in the U.S. and in Europe and are designed for use throughout the world. Global shares are represented by the same share certificate in the U.S. and the home market, and separate registrars in the U.S. and the home country are maintained. In most cases, purchases occurring on a U.S. exchange would be reflected on the U.S. registrar. Global shares may also be eligible to list on exchanges in addition to the U.S. and the home country. The Funds may hold unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the U.S.; therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

European Related Risk. A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Funds’ investments in euro-denominated securities, securities of issuers located in the EU or with significant exposure to EU issuers or countries. If the euro is dissolved entirely, the legal and contractual consequences for holders of euro-denominated obligations would be determined by laws in effect at such time. Such investments may continue to be held, or purchased, to the extent consistent with a Fund’s investment objective and permitted under applicable law. These potential developments, or market perceptions concerning these and related issues, could adversely affect the value of the shares.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

The United Kingdom has withdrawn from the EU, and one or more other countries may withdraw from the EU and/or abandon the euro, the common currency of the EU. Among other things, a member state’s decision to leave the EU could result in increased volatility and illiquidity in the European and broader global economies. In addition, uncertainty regarding any member state’s exit from the EU may lead to instability in the foreign exchange markets, including volatility in the value of the euro. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

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In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching. Specifically, the United Kingdom recently left the EU. The impact that this withdrawal will have on the British economy and political situation and the economies and political situations of other EU countries is unknown at this time.

Foreign Securities Risk. The Funds (except ZSB and ZSC) may invest in foreign securities. Investing in foreign companies involves certain considerations and risks not ordinarily associated with investments in securities of U.S. issuers. Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than is applicable to U.S. exchanges, brokers and listed companies. In addition, dividend and interest income from foreign securities may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of a Fund held in foreign countries. The U.S. and governments of other countries may renegotiate some or all of its global trade relationships and may impose or threaten to impose significant import tariffs. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in U.S. and global investment markets.

Investments in emerging markets involve risks in addition to those generally associated with investments in foreign securities. Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization, expropriation or confiscation of assets and property, would be heightened. In addition, unanticipated political or social developments may affect the values of the Fund’s investments in such emerging markets. The small size and inexperience of the securities markets in certain emerging markets and the limited volume of trading in securities in those markets may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets.

Emerging market countries may have less government regulation and generally do not impose the same accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. As a result, the ability of the Adviser or Sub-Adviser to evaluate companies located in emerging markets, or their potential impact on a Fund’s performance could be inhibited. The imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions, and other government restrictions by the U.S. and other governments, or from problems in share registration, settlement or custody, may also result in losses.

Interest Rate Risk. Rising interest rates may adversely affect the price of the securities held by the Funds. During periods of declining interest rates, the market price of debt securities generally rises, and the market price of equity securities that pay significant dividends or other income to holders may be similarly affected. Conversely, during periods of rising interest rates, the market price of such debt securities generally declines with the market price of equity securities that pay significant dividends or other income again similarly affected. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of issuers to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of such issuers. The Funds may be subject to a greater risk of rising interest rates as the Federal Reserve continues to increase interest rates after a period of historically low rates.

Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

Lending of Portfolio Securities. The Funds may lend portfolio securities constituting up to 33 1/3% of its total assets (as permitted by the 1940 Act) to unaffiliated broker-dealers, banks, or other recognized institutional borrowers of securities, provided that the borrower at all times maintains with the Fund cash, U.S. Government securities, or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income (to be retained by the Fund) from a borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the Fund or the borrower. The Funds may invest any cash collateral and earn additional income, or they may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. The Funds do not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

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The primary risk in securities lending is a default by the borrower during a sharp rise in the price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Funds will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

During the fiscal year ended June 30, 2025, the Funds did not engage in securities lending.

Listing Standards Risk. The Funds are required by the Listing Exchange to comply with certain listing standards (which includes certain investment parameters) in order to maintain its listing on the Listing Exchange. Compliance with these listing standards may compel the Fund to sell securities at an inopportune time or for a price other than the security’s then-current market value. The sale of securities in such circumstances could limit the Fund’s profit or require the Fund to incur a loss, and as a result, the Fund’s performance could be impacted.

Non-Diversified Status. The Funds (except for UDI) are non-diversified, meaning that it is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. Because the Fund is “non-diversified” under the 1940 Act, it is subject only to certain U.S. federal tax diversification requirements. Pursuant to such requirements, the Fund must diversify its holdings so that, in general, at the close of each quarter of its taxable year, (a) at least 50% of the fair market value of the Fund’s total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), the securities of two or more issuers (other than securities of other regulated investment companies) controlled by the Fund and engaged in the same, similar or related trades or businesses, or the securities of certain publicly traded partnerships.

Prepayment and Call Risk. Debt securities, especially debt securities that are subject to “calls,” are subject to prepayment risk if their terms allow the payment of principal and other amounts due before their stated maturity. Amounts invested in a debt security that has been “called” or “prepaid” will be returned to an investor holding that security before expected by the investor. In such circumstances, the investor, such as a Fund, may be required to re-invest the proceeds it receives from the called or prepaid security in a new security which, in periods of declining interest rates, will typically have a lower interest rate. Prepayment risk is especially prevalent in periods of declining interest rates and will result for other reasons. Securities subject to prepayment risk are often called during a declining interest rate environment and generally offer less potential for gains and greater price volatility than other income-bearing securities of comparable maturity. Call risk is similar to prepayment risk and results from the ability of an issuer to call, or prepay, a debt security early. If interest rates decline enough, the debt security’s issuer can save money by repaying its callable debt securities and issuing new debt securities at lower interest rates.

RIC Qualification Risk. Each of the Funds has elected to be treated as a RIC under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to qualify each year as a RIC for U.S. federal income tax purposes. To qualify as a RIC for U.S. federal income tax purposes, a Fund must meet certain source-of-income, asset-diversification, and minimum distributions requirements. If a Fund fails to qualify as a RIC, it could significantly reduce the amounts available for distribution from the Fund.

Short Selling Risk. A short sale by a Fund involves borrowing investments from a lender which are then sold in the open market. At a future date, the investments are repurchased by the Fund and returned to the lender. While the investments are borrowed, the proceeds from the sale are deposited with the lender and the Fund pays interest to the lender. If the value of the investments declines between the time that a Fund borrows the investments and the time it repurchases and returns the investments to the lender, the Fund makes a profit on the difference (less any interest the Fund is required to pay the lender). Short selling involves risk. There is no assurance that investments will decline in value during the period of the short sale and make a profit for the Fund. Investments sold short may instead appreciate in value creating a loss for a Fund. A Fund also may experience difficulties repurchasing and returning the borrowed investments if a liquid market for the securities does not exist. The lender may also recall borrowed investments at any time. The lender from whom a Fund has borrowed securities may go bankrupt and the Fund may lose the collateral it has deposited with the lender. The Funds will adhere to controls and limits that are intended to offset these risks by short selling only liquid securities and by limiting the amount of exposure for short sales.

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Temporary Defensive Strategies. Under normal market conditions, UDI and UMI will stay fully invested according to their respective principal investment strategies. For temporary defensive purposes during adverse market, economic, political, or other conditions, UDI and UMI may invest up to 100% of their assets in cash or cash equivalents, such as U.S. Government obligations, investment grade debt securities and other money market instruments. Taking a temporary defensive position may result in the Fund not achieving its investment objective.

Additional Information about Investment Risks of SDCI, USG, USE, ZSB and ZSC

Commodity Risk. A Fund’s investments in commodities or commodity-linked investments, either directly or through a Subsidiary, may subject a Fund to greater volatility than investments in traditional securities. The prices of commodities and commodity-linked investments may be affected by a number of factors, including overall market movements, foreign currency exchange rates, changes in interest rates, or supply and demand factors affecting a particular industry or commodity market, such as drought, floods, weather, livestock disease, pandemics and public health emergencies, embargoes, taxation, war, terrorism, cyber hacking, economic and political developments, environmental proceedings, tariffs, changes in storage costs, availability of transportation systems, and international economic, political and regulatory developments. The prices of commodities and commodity-linked investments may fluctuate quickly and dramatically and may not correlate to price movements in other asset classes, such as stocks, bonds, and cash. Investments in commodities and commodity-linked investments can also present risks associated with delivery, custody, storage and maintenance, illiquidity, and the inability to accurately value a commodity or commodity-linked investment. These risks may be compounded by the impairment of a Fund’s ability to sell its commodity and commodity-linked portfolio holdings in a timely manner or for full value. Each of these factors and events could have a significant negative impact on a Fund.

Credit Risk. Credit risk includes the possibility that a party to a transaction involving SDCI, USG, USE, ZSB or ZSC will fail to meet its obligations. This could cause a Fund to lose the benefit of the transaction or prevent a Fund from selling or buying other investments to implement its investment strategy.

When a Fund purchases certain Commodity-Linked Investments it is exposed to the credit risk that the counterparty will not be able to meet its obligations. The counterparty for a futures contract is the clearinghouse associated with the particular exchange. In general, in addition to margin required to be posted by the clearinghouse in connection with cleared trades, clearinghouses are backed by their members who may be required to share in the financial burden resulting from the nonperformance of one of their members and, therefore, this additional member support should significantly reduce credit risk. Neither the Funds nor the Subsidiaries are currently a member of any clearinghouse. Some foreign exchanges are not backed by their clearinghouse members but may be backed by a consortium of banks or other financial institutions. There can be no assurance that any counterparty or clearinghouse, or their members or their financial backers, will satisfy their obligations in such circumstances.

The Adviser attempts to manage credit risk by following various trading limitations and policies. In particular, each Fund generally posts margin and/or holds liquid assets that are approximately equal to the market value of its obligations to counterparties under the futures contracts and other Commodity-Linked Investments it holds. The Adviser intends to execute and clear trades only with parties perceived to be creditworthy and/or requiring the posting of collateral or margin by such parties to limit credit exposure. Each FCM of the Funds, or any other broker that may be retained by the Funds in the future, when accepting orders to purchase or sell futures contracts on U.S. exchanges on behalf of a Fund, is required by CFTC regulations to separately account for and segregate as belonging to the Fund all assets of such entity relating to its domestic futures contracts trading. These FCMs are not allowed to commingle assets of a Fund with the FCM’s other assets. In addition, the CFTC requires commodity brokers to hold in a secure account the assets of a Fund related to foreign futures contracts trading.

Futures Contracts and Position Limits Risk. Certain futures exchanges have established accountability levels and position limits on the maximum net long or net short futures contracts in commodities that any person or group of persons under common trading control (other than as a hedge, which is not applicable to the investments of SDCI, USG, USE, ZSB and ZSC or the Subsidiaries) may hold, own or control. These levels and position limits apply to the futures contracts that the Funds and the Subsidiaries invest in to meet each Fund’s investment objective. In addition to accountability levels and position limits, certain futures exchanges also set daily price fluctuation limits on futures contracts. The daily price fluctuation limit established the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once that daily price fluctuation limit has been reached in a particular futures contract, no trades may be made at a price beyond that limit.

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With regard to SDCI, the accountability levels for the commodities comprising the SDCITR and other futures contracts traded on U.S.-based Futures Exchanges are not a fixed ceiling, but rather a threshold above which such exchanges may exercise greater scrutiny and control over an investor’s positions. Position limits differ from accountability levels in that they represent fixed limits on the maximum number of futures contracts that any person may hold and cannot allow such limits to be exceeded without express CFTC authority to do so. In addition to accountability levels and position limits that may apply at any time, the Futures Exchanges may impose position limits on contracts held in the last few days of trading in the near month contract to expire. The investment strategy of the Fund is to close out its positions during each monthly reconstituting and rebalancing period for the SDCITR in advance of the period right before expiration and purchase new contracts. As such, position limits that apply to the last few days prior to a contract’s expiration are not currently anticipated to impact the Fund.

Leverage Risk. Leverage risk is created when an investment exposes SDCI, USG, USE, ZSB or ZSC to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify a Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

Liquidity Risk. Trading opportunities are more limited for investments that are not widely held. This may make it more difficult to sell or buy an investment at a favorable price or time. Consequently, SDCI, USG, USE, ZSB and ZSC may have to accept a lower price to sell an investment, sell other investments to raise cash or give up an investment opportunity, any of which could have a negative effect on the Funds’ performance. Infrequent trading of investments may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that a Fund may not be able to sell an investment at a desired time or price. If this happens, the Fund will be required to continue to hold the investment or keep the position open, and the Fund could incur losses.

Futures positions cannot always be liquidated at the desired price. It is difficult to execute a trade at a specific price when there is a relatively small volume of buy and sell orders in a market. A market disruption, including an international pandemic, or a foreign government taking political actions that disrupt the market for its currency, its crude oil production or exports, or another major export, can also make it difficult to liquidate a position. Because Commodity-Linked Investments, including futures contracts, options and cleared and uncleared swaps, may be illiquid, a Fund’s investments in Commodity-Linked Investments may be more difficult to liquidate at favorable prices in periods of illiquid markets and losses may be incurred during the period in which positions are being liquidated. The large size of the positions that the Funds may acquire increases the risk of illiquidity both by making its positions more difficult to liquidate and by potentially increasing losses while trying to do so.

Over-the-counter swap contracts that are not subject to clearing may be even less marketable than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, they are not transferable without the consent of the counterparty. These conditions make such contracts less liquid than standardized futures contracts traded on a commodities exchange and could adversely impact a Fund’s ability to realize the full value of such contracts. In addition, even if collateral is used to reduce counterparty credit risk, sudden changes in the value of over-the-counter swap contracts may leave a party open to financial risk due to a counterparty default since the collateral held may not cover a party’s exposure on the transaction in such situations.

Risks of Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objective. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.

The regulation of derivatives in the United States, the EU and other jurisdictions is a rapidly changing area of law and is subject to modification by government and judicial action. Recent legislative and regulatory reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act, have resulted in new regulation of derivatives, including clearing, margin reporting, recordkeeping and registration requirements for certain types of derivatives. Because these requirements are new and evolving, and certain of the rules are not yet final, their ultimate impact remains unclear. New regulations could, among other things, restrict a Fund’s ability to engage in swap transactions (for example, by making certain types of swap transactions no longer available to a Fund) and/or increase the costs of such swap transactions (for example, by increasing margin or capital requirements), and a Fund may as a result be unable to execute its investment strategies in a manner that the Adviser might otherwise choose. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies.

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Also, in the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies could be stayed or eliminated under special resolution regimes adopted in the United States, the EU and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty and may prohibit a Fund from exercising termination rights based on the financial institution’s insolvency. In particular, in the EU, governmental authorities could reduce, eliminate or convert to equity the liabilities to a Fund of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”).

Funds that enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act are permitted to do so in accordance with Rule 18f-4 under the 1940 Act (“Rule 18f-4” or the “Derivatives Rule”). The Derivatives Rule defines the term “derivatives” to include short sales and forward contracts, such as TBA transactions, in addition to instruments traditionally classified as derivatives, such as swaps, futures, and option contracts. Rule 18f-4 also regulates other types of leveraged transactions, such as reverse repurchase transactions and transactions deemed to be “similar to” reverse repurchase transactions, such as certain securities lending transactions in connection with which a fund obtains leverage. Among other things, Rule 18f-4 prohibits a fund from entering into these derivatives transactions except in accordance with the provisions of the Derivatives Rule. The Derivatives Rule requires, among other things, a fund to adopt and implement a written “derivatives risk management program” and comply with limitations on risks relating to its derivatives transactions. The Derivatives Rule establishes limits on the derivatives transactions that a fund may enter into based on the value-at-risk (“VaR”) of the fund inclusive of derivatives. A fund generally satisfies the limits under the Derivatives Rule if the VaR of its portfolio (inclusive of derivatives transactions) does not exceed 200% of the VaR of its “designated reference portfolio.” The “designated reference portfolio” is a representative unleveraged index or the fund’s own portfolio absent derivatives holdings, as determined by such fund’s derivatives risk manager (the person or persons appointed by the fund’s board of directors/trustees responsible for administering the derivatives risk management program). This limits test is referred to as the “Relative VaR Test”. In addition, among other requirements, Rule 18f-4 also requires a fund carry out enhanced reporting to the board of directors/trustees, the SEC and the public regarding a fund’s derivatives activities. These requirements apply unless a fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. A Fund complies with the requirements of Rule 18f-4 in its usage of derivatives instruments. It is possible that the limits and compliance costs imposed by the Derivatives Rule may adversely affect a Fund’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives and may increase the costs associated with the operation of a Fund, which could adversely affect investors.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to a Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to a Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. The implementation of the clearing requirement for certain swaps has increased the costs of derivatives transactions for a fund, since a fund has to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they have historically posted for bilateral derivatives.

The costs of derivatives transactions may increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members. Certain aspects of these regulations are still being implemented, so their potential impact on a fund and the financial system are not yet known. While the regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the mechanisms imposed under the regulations will achieve that result, and in the meantime, as noted above, central clearing, minimum margin requirements and related requirements expose a Fund to new kinds of risks and costs.

Non-U.S. Investment Risk. SDCI, USG, USE, ZSB and ZSC may invest in Commodity-Linked Investments traded on non-U.S. exchanges or enter into over-the-counter Commodity-Linked Investments with non-U.S. counterparties. Transactions on non-U.S. exchanges or with non-U.S. counterparties present greater risk to the extent that they are not subject to the same degree of regulation as their U.S. counterparts. Because certain of the Fund’s underlying investments trade in markets that are closed when the market in which the Fund’s shares are listed for trading is open, there may be changes between the investment’s last quote from the closed foreign market and the value of the investment during the Fund’s domestic trading day. This may result in differences between the market price of the Fund’s shares and the underlying value of the Fund’s shares.

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Foreign markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of the Fund’s assets are uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, in possible liability to the purchaser.

Additional Information about Investment Risks of UMI and UDI

Credit Risk. Credit risk includes the possibility that a party to a transaction involving UMI or UDI will fail to meet its obligations. This could cause a Fund to lose the benefit of the transaction or prevent a Fund from selling or buying other investments to implement its investment strategy.

Deferred Tax Risk. As a limited partner in the master limited partnerships (“MLPs”) in which it may invest, UMI will be allocated its pro rata share of income, gains, losses, deductions and expenses from the MLPs. A significant portion of MLP income has historically been offset by tax deductions. A Fund will recognize income with respect to that portion of a distribution that is not offset by tax deductions, with the remaining portion of the distribution being treated as a tax-deferred return of capital. The percentage of an MLP’s distribution that is offset by tax deductions will fluctuate over time for various reasons. A significant slowdown in acquisition or investment activity by MLPs held in the Fund’s portfolio could result in a reduction of accelerated depreciation or other deductions generated by these activities, which may result in increased net income to the Fund. A reduction in the percentage of the income from an MLP offset by tax deductions or gains as a result of the sale of portfolio securities will reduce that portion, if any, of the Fund’s distribution treated as a tax-deferred return of capital and increase that portion treated as dividend income, resulting in lower after-tax distributions to the Fund’s shareholders.

Liquidity Risk. Trading opportunities are more limited for investments that are not widely held. This may make it more difficult to sell or buy an investment at a favorable price or time. Consequently, the Funds may have to accept a lower price to sell an investment, sell other investments to raise cash or give up an investment opportunity, any of which could have a negative effect on the Funds’ performance. Infrequent trading of investments may also lead to an increase in their price volatility.

Master Limited Partnership Tax Risk. The Fund’s ability to meet its investment objective relies in part upon the level of taxable income it receives from the MLPs in which it invests, a factor over which the Fund has no control. The benefit the Fund derives from its investment in MLPs is largely dependent on their being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A distribution by an MLP (that is taxed as a partnership) to the Fund will decrease the Fund’s tax basis in its MLP investment and will therefore increase the amount of gain (or decrease the amount of loss) that will be eventually recognized on the sale of such MLP investment. Distributions from an MLP in excess of the Fund’s tax basis in the MLP will generally be treated as capital gain. A portion of any gain or loss recognized by the Fund on a disposition of an MLP equity security (or by an MLP on a disposition of an underlying asset) may be separately computed and treated as ordinary income or loss under the Code to the extent attributable to assets of the MLP that give rise to depreciation recapture, intangible drilling and development cost recapture, or other “unrealized receivables” or “inventory items” under the Code. Any such gain may exceed net taxable gain realized on the disposition and will be recognized even if there is a net taxable loss on the sale. The Fund’s net capital losses may only be used to offset capital gains and therefore cannot be used to offset gains that are treated as ordinary income. Thus, the Fund could recognize both gain that is treated as ordinary income and a capital loss on a disposition of an MLP equity security (or on an MLP’s disposition of an underlying asset) and would not be able to use the capital loss to offset that gain. The tax treatment of taxable income allocated to the Fund each year by the MLPs will not be known until the Fund receives a schedule K-1 for that year with respect to each of its MLP investments.

A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income at the applicable corporate tax rate. This would have the effect of reducing the amount of cash available for distribution by an MLP and could result in a significant reduction in the value of the Fund’s investment. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits. To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in the amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for U.S. federal income tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from an MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued.

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The Fund will rely on information that is timely provided by MLPs to determine the tax character of the distributions to shareholders. To the extent such information is not timely provided, the Fund intends to rely on its own data, and the Fund may restate the character of its distributions and amend any shareholder tax reporting previously issued. Without regard to whether the fund restates the character of its distributions and amends any shareholder tax reporting previously provided, the shareholder may be required to report and pay tax based on the information provided by the MLPs. In addition, individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to taxable income from MLPs. Currently, there is not a regulatory mechanism for regulated investment companies such as the Fund to pass through the 20% deduction to shareholders. As a result, in comparison, investors investing directly in MLPs would generally be eligible for the 20% deduction for such taxable income from these investments while investors investing in MLPs held indirectly if any through the Fund would not be eligible for the 20% deduction for their share of such taxable income.

Preferred Stock Risk. The Fund may invest in preferred stock. A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. When investing in preferred stocks, the Fund may invest in the lowest credit rating category.

Real Estate Investment Trust Risk. The Fund may invest in real estate investment trusts (“REITs”). REITs pool investors’ funds for investment primarily in income producing real estate or real estate loans or interests. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, the Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) to the extent it invests in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates. Investments in REITs may subject Fund shareholders to duplicate management and administrative fees.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

Warrants and Rights. The Fund may purchase warrants and rights, which are instruments that permit the Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration, but they usually do not have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

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Additional Information about Investment Risks of SDCI and USG

Correlation Risk. To the extent that investors use USG as a means of indirectly investing in gold, there is a risk that the daily changes in NAV per share of the Fund will not closely track the daily changes in the spot price of gold. This could happen if the changes in the Fund’s NAV do not correlate closely with changes in the price of the futures contracts in which the Fund invests, or if the changes in the price of the futures contracts in which the Fund invests do not closely correlate with the changes in the cash or spot price of gold. The value of a gold-related derivative instruments is typically based upon the price movements of gold or an economic variable linked to such price movements. Spot prices and futures prices for gold will vary depending upon expectations regarding market conditions. Both spot and futures prices of gold may fluctuate quickly and dramatically and may not correlate to price movements in other asset classes, such as stocks, bonds and cash. This is a risk because if these correlations do not exist, then investors may not be able to use the Fund as a cost-effective way to indirectly invest in gold.

To the extent that investors use SDCI as a means of indirectly investing in commodities, there is the risk that the daily changes in the NAV per share of the Fund on a percentage basis will not closely track the daily changes in the spot prices of the commodities comprising the SDCITR on a percentage basis. This could happen if the changes in Fund’s NAV do not correlate closely with the changes in the price of the futures contracts in which the Fund invests, or if the changes in the price of the futures contracts in which the Fund invests do not closely correlate with the changes in the cash or spot price of the underlying commodities. This is a risk because if these correlations do not exist, then investors may not be able to use the Fund as a cost-effective way to indirectly invest in commodities or as a hedge against the risk of loss in commodity-related transactions.

The design of the SDCITR is such that every month it is made up of different Component Futures Contracts and the Fund primarily invests in the Component Futures Contracts composing the SDCITR. In the event of a commodity futures market where near month contracts to expire trade at a higher price than next month contracts to expire, a situation referred to as “backwardation,” then absent the impact of the overall movement in commodity prices, the value of the SDCITR would tend to rise as it approaches expiration. As a result, the Fund may benefit because it would be selling more expensive contracts and buying less expensive ones on an ongoing basis. Conversely, in the event of a commodity futures market where near month contracts trade at a lower price than next month contracts, a situation referred to as “contango,” then absent the impact of the overall movement in commodity prices, the value of the SDCITR would tend to decline as it approaches expiration. As a result, the Fund’s total return may be lower than might otherwise be the case because it would be selling less expensive contracts and buying more expensive ones. The impact of backwardation and contango may cause the total return of the Fund to vary significantly from the total return of other price references, such as the spot price of the commodities comprising the SDCITR. In the event of a prolonged period of contango, and absent the impact of rising or falling commodity prices, this could have a significant negative impact on the Fund’s NAV and total return.

Additional Information about Investment Risks of UMI

Industry Specific Risk. Energy infrastructure companies are subject to risks that are specific to the industry they serve.

•	Midstream energy infrastructure companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.
•	Propane companies are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.
•	Energy infrastructure companies with coal assets are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, transportation issues, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others.
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•	Energy infrastructure companies that own interstate pipelines are subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such a company could have a material adverse effect on its business, financial condition, results of operations and cash flows and its ability to pay cash distributions or dividends. In addition, FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC’s income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which in turn could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.
•	Marine shipping (or “tanker”) companies are exposed to many of the same risks as other energy infrastructure companies. In addition, the highly cyclical nature of the industry may lead to volatile changes in charter rates and vessel values, which may adversely affect a tanker company’s earnings. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Historically, the tanker markets have been volatile because many conditions and factors can affect the supply and demand for tanker capacity. Changes in demand for transportation of oil over longer distances and supply of tankers to carry that oil may materially affect revenues, profitability and cash flows of tanker companies. The successful operation of vessels in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. The value of tanker vessels may fluctuate and could adversely affect the value of tanker company securities. Declining tanker values could affect the ability of tanker companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting tanker company liquidity. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.

Additional Information about Investment Risks of ZSC

Industry Specific Risk.

•	The agricultural sector is subject to government subsidy policies and environmental, health and safety laws and regulations. Specific governmental policies, such as taxes, tariffs, duties, subsidies and import and export restrictions on agricultural commodities and commodity products, can influence the profitability of investing in agriculture. Import restrictions and tariffs that have recently been imposed by foreign countries on U.S. agricultural products are expected to negatively impact the profitability of investing in these products. The agricultural sector may also be adversely affected by changes in commercial and consumer demand for certain products. A growing competitive landscape and increased availability of such commodities can influence: (i) the planting and production of certain crops versus other uses of resources; (ii) the location and size of crop production; (iii) whether unprocessed or processed commodity products are traded; and (iv) the volume and types of imports and exports. Economic recession or labor difficulties may also lead to a decrease in demand for the products and services involved in agriculture. As a result, the price of agricultural commodities could decline, which would affect the performance of the Fund. The agricultural sector is also particularly sensitive to changing weather conditions, such as floods or droughts, natural disasters and other factors, such as disease outbreaks and pollution.

MANAGEMENT

Board Responsibilities

The business of the Trust and each of its series is overseen by the Board in accordance with the Trust’s Declaration of Trust. The Board has considered and approved contracts, as described herein, under which certain companies provide essential management and administrative services to the Funds. The day-to-day business of the Funds, including the day-to-day management of risk, is performed by the service providers of the Funds such as the Adviser, any of the Trust’s Sub-Advisers, the Distributor, and the administrator. The Board is responsible for overseeing the Funds’ service providers and, therefore, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks such as events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance, or reputation of the Trust or the Funds. The Board’s role in risk management oversight begins prior to the launch of a new series of the Trust, when the Board is first presented with information concerning the investment objective, strategies, and risks of a fund, and information about the fund’s adviser and/or sub-adviser, including investment philosophy, brokerage practices, and compliance infrastructure. Thereafter, the Board oversees the risk management of the fund, in part, by requesting and reviewing periodic reports from the Trust’s Chief Compliance Officer and the fund’s independent registered public accounting firm, and communicating with the fund’s service providers. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee of the Board, oversee efforts by management and service providers to manage the risks to which the Funds may be exposed.

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Under the overall supervision of the Board and the Audit Committee (discussed in more detail below), the Funds’ service providers employ a variety of processes, procedures, and controls to identify risks relevant to the operations of the Funds to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Funds’ business and, consequently, for managing the risks associated with that activity.

The Board is responsible for overseeing the nature, extent, and quality of the services provided to each Fund and each Subsidiary by the Adviser and Sub-Adviser, as applicable, and the Board receives information about those services at its meetings. In addition, on at least an annual basis, in connection with its consideration of whether to renew the Advisory Agreement or the Subsidiary Advisory Agreement with the Adviser, or, as applicable, the Sub-Advisory Agreement or Subsidiary Sub-Advisory Agreement with any of the Trust’s Sub-Advisers, the Board receives detailed information from the Adviser and any of the Trust’s Sub-Advisers. Among other things, the Board regularly considers the Adviser’s and each Sub-Adviser’s adherence, as applicable, to each Fund’s and each Subsidiary’s investment restrictions and compliance with various policies and procedures of the Trust and with applicable securities regulations. The Board also reviews information about each Fund’s performance history and investments.

The Trust’s Chief Compliance Officer meets regularly with the Board to review and discuss compliance and other issues. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and any of the Trust’s Sub-Advisers. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and material compliance matters since the date of the last report.

The Board receives reports from the Trust’s service providers regarding operational risks, portfolio valuation, and other matters. Annually, the Funds’ independent registered public accounting firm reviews its audit of the financial statements of the Funds with the Audit Committee, focusing on major areas of risk encountered by the Trust and noting any significant deficiencies or material weaknesses in the Trust’s internal controls.

The Board recognizes that not all risks that may affect each Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports that the Board receives, and the Board’s discussions with the service providers to the Trust, the Board may not be made aware of all the relevant information of a particular risk. Most of the Trust’s investment management and business affairs are carried out by or through the Adviser, Sub-Adviser and other service providers, each of which has an independent interest in risk management, but whose policies and methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s, including with respect to priorities, allocation of resources, and effectiveness. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Members of the Board and Officers of the Trust

Set forth below is the name, date of birth, position with the Trust, term of office, principal occupations and other directorships for a minimum of the last five years of each person currently serving as a member of the Board or as an executive officer of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Declaration of Trust.

The Board is currently comprised of seven Trustees, five of whom are “Independent Trustees” (as described below). The Chairman of the Board, John P. Love, and Mr. Stuart P. Crumbaugh are “interested persons” of the Trust, as that term is defined under Section 2(a)(19) of the 1940 Act, because of their affiliation with the Adviser. They are referred to herein as “Interested Trustees.” The Chairman’s role is to preside at all meetings of the Board and to act as liaison between the Trustees and the Adviser, counsel, and other service providers generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time.

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Ms. Robyn L. Alexander and Messrs. Thomas E. Gard, Jeremy Henderson, John D. Schwartz and H. Abram Wilson, and their immediate family members, have no affiliation or business connection with the Adviser, any of the Trust’s Sub-Advisers, or the Distributor or any of their affiliated persons and do not own any stock or other securities issued by the Adviser, any of the Trust’s Sub-Advisers or the Distributor. These Trustees are not interested persons of the Trust and are referred to herein as “Independent Trustees.” Mr. Henderson serves as the lead Independent Trustee. The lead Independent Trustee’s role is to preside at all meetings of the Independent Trustees and to act as liaison between the Independent Trustees and the Adviser, counsel, and other service providers generally between meetings. The lead Independent Trustee may also perform such other functions as may be delegated by the Board from time to time.

The Board has two standing committees, an Audit Committee and a Nominating Committee, each of which is chaired by an Independent Trustee and comprised solely of Independent Trustees. The chair for each Committee is responsible for running the Committee meetings, formulating agendas for those meetings, and coordinating with management to serve as a liaison between the Independent Trustees and management on matters within the scope of the responsibilities of such Committee as set forth in its Board-approved charter.

The Board has determined that the foregoing leadership structure is appropriate given the specific characteristics and circumstances of the Trust and the Funds. The Board made this determination in consideration of, among other things, the fact that the Independent Trustees constitute a majority of the Board, the assets under management of the Trust, the number of portfolios overseen by the Board, and the total number of Trustees on the Board.

Independent Trustees

Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
Robyn L. Alexander Year of Birth: 1969	Independent Trustee	Since 2024	Head of Transactions, Revantage (a Blackstone Company) from 2018 to present.	8	None
Thomas E. Gard Year of Birth: 1959	Independent Trustee	Since 2015	Partner of Armanino LLP from 1995 to 2019; Member of Armanino Executive Committee from 2001 to 2015; Partner in Charge of Armanino LLP Audit Department from 2004 to 2013. Mr. Gard has been retired from 2019 to present.	8	None
Jeremy Henderson Year of Birth: 1956	Independent Trustee	Since 2014	Chief Operating Officer, North Island LLC (an investment firm) from 2017 to present; Retired from 2007 to 2017; Managing Director of Societe Generale from 1991 to 2007.	8	None
John D. Schwartz Year of Birth: 1968	Independent Trustee	Since 2014	President of Sam Clar Office Furniture from 1996 to present.	8	None
H. Abram Wilson Year of Birth: 1946	Independent Trustee	Since 2014	San Ramon City, CA Council member from 1999 to 2011, including Mayor of San Ramon City, CA from 2002 to 2009. Mr. Wilson has been retired from 2011 to present.	8	None
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Interested Trustees and Officers of the Trust

Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
Stuart P. Crumbaugh(3) Year of Birth: 1963	Chief Financial Officer (Principal Accounting and Principal Financial Officer), Treasurer and Trustee	CFO and Treasurer since May 2015; Secretary from May 2015 to October 2016; Independent Trustee of USCF ETF Trust from inception to February 2015 and Interested Trustee since February 2015	Chief Financial Officer of Marygold since December 2017; Treasurer and a member of the Board of Directors of Marygold & Co. since November 2019; Chief Financial Officer (Principal Accounting Officer), Treasurer and Secretary of USCF Advisers and United States Commodity Funds LLC (“USCF”) since June 2015 and May 2015, respectively; Treasurer and member of the Board of Directors of Marygold & Co. (UK) Limited, a subsidiary of Marygold from August 2021.	8	Director, USCF, 2015 to present.
John P. Love(3) Year of Birth: 1971	President (Principal Executive Officer),Trustee and Chairman of the Board	Since 2015	Chief Executive Officer and President of USCF since June 2015 and Management Director of USCF since October 2016 and Chairman of the Board of Directors of USCF since 2019; Senior Portfolio Manager of USCF from March 2010 to June 2015; Portfolio Manager of USCF from April 2006 to March 2010; President of USCF Advisers since June 2015 and serves on Board of Managers of USCF Advisers since November 2016.	8	Director, USCF, 2016 to present.

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Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
Andrew F Ngim Year of Birth: 1960	Vice President, and Portfolio Manager	Vice President from December 2016 to present. Trustee from 2014 to February 2015 and May 2015 to September 2023;Secretary from October 2016 to May 2018	Co-founded USCF in 2005 and served as a Management Director from May 2005 to April 2023 and has served as Chief Operating Officer since August 2016; Portfolio Manager for the United States Commodity Index Funds Trust since January 2013; Treasurer of USCF from June 2005 to February 2012; Assistant Secretary and Assistant Treasurer of USCF Advisers since June 2013; Prior to and concurrent with his services to USCF, from January 1999 to January 2013, Mr. Ngim served as Managing Director for Ameristock Corporation which he co-founded in March 1995 and was Co-Portfolio Manager of Ameristock Mutual Fund, Inc. from January 2000 to January 2013; Portfolio Manager for USCF ETF Trust since 2014.	N/A	Management Director of USCF from May 2005 to April 2023.
Kenneth Kalina Year of Birth: 1959	Chief Compliance Officer and AML Officer	Chief Compliance Officer and AML Officer since 2022

Employee of USCF since November 2025; Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC (June 2017 to October 2025); Chief Compliance Officer, Henderson Global Funds (December 2005 to June 2017).

				N/A	N/A
Daphne G. Frydman Year of Birth: 1974	Chief Legal Officer and Secretary	Chief Legal Officer since May 2018; Secretary since 2021	General Counsel of USCF and USCF Advisers since May 2018; Director of Compliance of USCF since May 2022; Deputy General Counsel of USCF from May 2016 to April 2018; Assistant Secretary from October 2016 to May 2018; Partner at Sutherland Asbill & Brennan LLP from January 2011 to April 2016; and counsel and associate at the same from 2009 to 2010 and from 2001 to 2008, respectively.	N/A	N/A

(1)	The address of each Trustee and officer, unless otherwise noted, is c/o USCF ETF Trust, 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596.
(2)	The Trustees and Officers serve until their successors are duly elected and qualified.
(3)	Messrs. Crumbaugh and Love are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with the Adviser.
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Description of Standing Board Committees

Audit Committee. The principal responsibilities of the Audit Committee are the appointment, compensation, and oversight of the Trust’s independent auditors, including the resolution of disagreements regarding financial reporting between Trust management and such independent auditors.

The Audit Committee’s responsibilities include, without limitation, to (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (ii) oversee the quality and integrity of the Funds’ financial statements and the independent auditors thereof; (iii) oversee or, as appropriate, assist Board oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting, and independent audits; (iv) approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence, and performance of the Trust’s independent auditors; and (v) act as a liaison between the Trust’s independent auditors and the full Board. The Board has adopted a written charter for the Audit Committee. Each of the Independent Trustees serves on the Trust’s Audit Committee. Mr. Henderson is the chairperson of the Audit Committee. During the fiscal year ended June 30, 2026, the Audit Committee met [ ] times.

Nominating Committee. The Nominating Committee has been established to: (i) assist the Board in matters involving fund governance and industry practices; (ii) select and nominate candidates for appointment or election to serve as Trustees who are not “interested persons” of the Trust, the Adviser, or the Distributor (as the term “interested persons” is defined in the 1940 Act); and (iii) advise the Board on ways to improve its effectiveness. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Prospectuses and should be directed to the attention of the USCF ETF Trust Nominating Committee. The following Independent Trustees serve on the Trust’s Nominating Committee: Ms. Alexander and Messrs. Gard, Wilson, and Schwartz. During the fiscal year ended June 30, 2026, the Nominating Committee met [ ] time(s).

Individual Trustee Qualifications

The Trust has concluded that the Trustees should serve on the Board because of their collective ability to review and understand information about the Trust and the Funds, to identify and request information that they deem relevant to the performance of their duties, to question management and service providers regarding the operation and administration of the Trust and the Funds, and to exercise their business judgment in a manner that serves the best interest of each Fund’s shareholders.

The Trust has also concluded that the Trustees should serve on the Board based on their individual experiences, qualifications, attributes, and skills. In concluding that Robyn L. Alexander should serve as a Trustee, the Board considered her extensive experience as an executive in commercial real estate and senior corporate management roles. In concluding that Thomas E. Gard should serve as a Trustee, the Board considered his extensive accounting background, including the fact that he served as the partner-in-charge of Armanino LLP’s audit department for over 10 years. In concluding that Jeremy Henderson should serve as a Trustee, the Board considered his extensive business background, including the fact that he served as a managing director at Societe Generale for 16 years. In concluding that John D. Schwartz should serve as Trustee, the Board considered his extensive business background and the number of years for which he has served in a senior executive position. In concluding that H. Abram Wilson should serve as Trustee, the Board considered his past experience as a banker and federal funds trader and his role in serving on San Ramon’s finance committee. In concluding that John P. Love should serve as a Trustee, the Board considered his extensive background in the fund industry and the number of years for which he has served in senior executive positions of the Adviser and its affiliate. In concluding that Stuart P. Crumbaugh should serve as a Trustee, the Board considered his background in accounting and finance, as well as his experience as an Independent Trustee of the Trust.

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Trustees’ Ownership of Fund Shares

[As of June 30, 2026, the Trustees owned the following amounts of securities in the Funds, and in all funds in the same family of investment companies as the Funds:]

Name of Person, Position	Dollar Range of Equity Securities in UMI	Dollar Range of Equity Securities in UDI	Dollar Range of Equity Securities in SDCI	Dollar Range of Equity Securities in USG	Dollar Range of Equity Securities in USE	Dollar Range of Equity Securities in ZSB	Dollar Range of Equity Securities in ZSC	Aggregate Dollar Range Of Equity Securities In All Funds Overseen by the Trustee in Family of Investment Companies
Independent Trustees
Robyn L. Alexander	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Thomas E. Gard	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Jeremy Henderson	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
John D. Schwartz	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
H. Abram Wilson	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Interested Trustees
Stuart P. Crumbaugh	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
John P. Love	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

Board Compensation

Currently, each Independent Trustee receives annual compensation based on a formula that takes into account a number of factors, including the number of funds in the Trust, and that also takes into account the Trustee’s attendance at Board meetings. The Chair of the Audit Committee receives an annual retainer of $500 at the beginning of the Trust’s fiscal year on July 1. In addition, the Independent Trustees are reimbursed for all reasonable travel expenses relating to their attendance at the Board Meetings. Trustee fees are paid by the Adviser as part of its unitary fee arrangement with the Funds.

The table below details the amount of compensation the Trustees received from the Adviser for service on the Board during the fiscal year ended June 30, 2026. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name of Person, Position	Aggregate Compensation from the Trust		Total Compensation from Fund Complex Paid to Trustees
Independent Trustees
Robyn L. Alexander	$	[ ]	$	[ ]
Thomas E. Gard	$	[ ]	$	[ ]
Jeremy Henderson	$	[ ]	$	[ ]
John D. Schwartz	$	[ ]	$	[ ]
H. Abram Wilson	$	[ ]	$	[ ]
Interested Trustees
John P. Love	$	[ ]	$	[ ]
Stuart P. Crumbaugh	$	[ ]	$	[ ]
30

Code of Ethics

The Trust, the Adviser, each Sub-Adviser and the Distributor have adopted codes of ethics under Rule 17j-1 of the 1940 Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Funds.

PROXY VOTING POLICIES

The Board believes that the voting of proxies on securities held by the Funds is an important element of the overall investment process. As such, the Board has delegated responsibility for decisions regarding proxy voting for securities held by SDCI, USE, ZSB and ZSC to the Adviser and for securities held by USG, UMI and UDI to the Fund’s respective Sub-Adviser. The Adviser and each Sub-Adviser, as applicable, will vote such proxies in accordance with their proxy policies and procedures, summaries of which are included in Appendix A to this SAI. The Board will periodically review the Funds’ proxy voting records.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX during the most recent 12-month period ended June 30 and file it with the SEC no later than August 31 of each year. The Funds’ Form N-PX filing will be available at no charge upon request by calling 1-866-909-9473. It will also be available on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control. A shareholder who controls a Fund may be able to control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or the terms of the management agreement with the Adviser.

[As of September 30, 2026, each Fund had the following amount of shares outstanding:]

Fund	Shares Outstanding
UMI	[ ]
UDI	[ ]
SDCI	[ ]
USG	[ ]
USE	[ ]
ZSB	[ ]
ZSC	[ ]

[As of September 30, 2026, the Board and the Trust’s officers as a group (1) did not own any of UMI’s or ZSC’s outstanding shares; (2) owned [ ]% of the outstanding shares of USE, and (3) owned less than 1% of the outstanding shares of SDCI, UDI, USG and ZSB.]

[Although the Trust does not have information concerning the beneficial ownership of shares nominally held by DTC, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund, as of [September 30, 2026], is set forth below.][To be updated]

UMI

Name & Address	Percent of Fund
National Financial Services LLC, 499 Washington Blvd, Jersey City, NJ 07310	[ ]	%
Charles Schwab, 2423 E Lincoln Drive, Phoenix, AZ 85016-12	[ ]	%
31

UDI

Name & Address	Percent of Fund
Charles Schwab, 2423 E. Lincoln Drive, Phoenix, AZ 85016-1215	[ ]	%
Goldman, 30 Hudson St., Jersey City, NJ, 07302	[ ]	%
Pershing, One Pershing Plaza, Jersey City, NJ 07399	[ ]	%

SDCI

Name & Address	Percent of Fund
Charles Schwab, 2423 E Lincoln Drive, Phoenix, AZ 85016-1215	[ ]	%
National Financial Services LLC, 499 Washington Blvd., Jersey City, NJ 07310	[ ]	%
Huntington Bank, 5555 Cleveland Ave, GW4E62, Columbus, OH 43231	[ ]	%

USG

Name & Address	Percent of Fund
Morgan Stanley, 1300 Thames St, 6th Floor, Baltimore, MD 21231	[ ]	%
National Financial Services LLC, 499 Washington Blvd., Jersey City, NJ 07310	[ ]	%
Charles Schwab, 2423 E Lincoln Drive, Phoenix, AZ 85016-1215	[ ]	%
Vanguard, 14321 N. Northsight Blvd, Scottsdale, AZ 85260	[ ]	%
Pershing, One Pershing Plaza, Jersey City, NJ 07399	[ ]	%

USE

Name & Address	Percent of Fund
Goldman, 30 Hudson St., Jersey City, NJ, 07302	[ ]	%
Pershing, One Pershing Plaza, Jersey City, NJ 07399	[ ]	%
Bank of America, 9000 Southside Blvd, Bldg 300, Jacksonville, FL32256	[ ]	%
JP Morgan Securities /JP Morgan Chase, 500 Stanton Christiana Rd., NCC5, Newark, DE 19713	[ ]	%
Royal Bank of Canada, 200 Bay Street, 6th Floor, Royal Bank Plaza North Tower, Toronto, ON M5J2W7	[ ]	%

ZSB

Name & Address	Percent of Fund
Bank of New York Mellon, 525 William Penn Place, Pittsburgh, PA 15259	[ ]	%
National Financial Services LLC, 499 Washington Blvd., Jersey City, NJ 07310	[ ]	%
JP Morgan Securities /JP Morgan Chase, 500 Stanton Christiana Rd., NCC5, Newark, DE 19713	[ ]	%
Bank of New York Mellon/ SPDR, 525 William Penn Place, Pittsburgh, PA 15259	[ ]	%
Pershing, One Pershing Plaza, Jersey City, NJ 07399	[ ]	%

ZSC

Name & Address	Percent of Fund
Pershing, One Pershing Plaza, Jersey City, NJ 07399	[ ]	%
National Financial Services LLC, 499 Washington Blvd., Jersey City, NJ 07310	[ ]	%
Charles Schwab, 2423 E Lincoln Drive, Phoenix, AZ 85016-1215	[ ]	%
32

[In addition to the information provided above, the Adviser beneficially owns shares of each of the following Funds as of September 30, 2026 in the percentage ownership set forth below:]

Name of Fund	Percent of Fund
USE	[ ]	%
ZSB	[ ]	%
ZSC	[ ]	%

PORTFOLIO TURNOVER

Changes may be made in each Fund’s portfolio consistent with the investment objective and corresponding investment policies of the Fund when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio holdings for the fiscal year by (2) the monthly average of the value of portfolio holdings owned during the fiscal year. A 100% turnover rate would occur if all the holdings in each Fund’s portfolio holdings, with the exception of holdings whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. The table below shows the portfolio turnover rate for each Fund, for the last two fiscal years (or periods, as applicable) ended June 30.

Fund	2026	2025	2024
UMI	[ ]	41%	21%
UDI	[ ]	24%	28%
SDCI	[ ]	0%	0%
USG	[ ]	0%	0%
USE	[ ]	0%	0%
ZSB	[ ]	138%[1]	38%
ZSC	[ ]	14%	8%[2]

[1]	The Fund experienced substantial creation and redemption activities relative to its size, which contributed to the increase in the portfolio turnover rate as compared to the prior fiscal year.
[2]	For the fiscal period from August 8, 2023 (commencement of operations) through June 30, 2024.

MANAGEMENT SERVICES

The following information supplements and should be read in conjunction with the section of each Fund’s Prospectus entitled “Management.”

Adviser

The Adviser serves as investment adviser to the Funds and has overall responsibility for the general management and administration of the Trust pursuant to the investment advisory agreement between the Trust and the Adviser (the “Advisory Agreement”). The Adviser also serves as investment adviser to each Subsidiary and has overall responsibility for the management of the Subsidiary pursuant to a subsidiary investment advisory agreement between the Adviser and each Subsidiary (each a “Subsidiary Advisory Agreement” and together with the Advisory Agreement, the “Advisory Agreements”).

Under the Advisory Agreements, the Adviser, subject to the supervision of the Board, provides an investment program for each Fund and Subsidiary. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund and Subsidiary. The Adviser is responsible for the retention of sub-advisers to manage the investment of each Fund’s and Subsidiary’s assets in conformity with their respective investment policies if the Adviser does not provide these services directly. The Adviser also arranges for the provision of distribution, transfer agency, custody, administration, and all other services necessary for the Funds and Subsidiaries to operate.

In addition to providing advisory services, the Adviser also: (i) supervises all non-advisory operations of the Funds and Subsidiaries; (ii) provides personnel to perform such executive, administrative, and clerical services as are reasonably necessary to provide effective administration of the Funds and Subsidiaries; (iii) arranges for (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of the Trust’s registration statement, and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains the Funds’ and Subsidiaries’ records; and (v) provides office space and all necessary office equipment and services.

33

The Advisory Agreements will continue in effect from year to year with respect to each Fund and Subsidiary provided such continuance is specifically approved at least annually by (i) the vote of a majority of each Fund’s outstanding voting securities or a majority of the Trustees of the Trust, and (ii) the vote of a majority of the Independent Trustees of the Board, cast in person at a meeting called for the purpose of voting on such approval.

The Advisory Agreements will terminate automatically if “assigned” (as defined in the 1940 Act). The Advisory Agreements are also terminable at any time without penalty by the Board or by a vote of a majority of the outstanding voting securities of the Funds on 60 days’ written notice to the Adviser or by the Adviser on 60 days’ written notice to the Trust.

Sub-Adviser to UMI and UDI

Miller/Howard (along with the Adviser and subject to the Adviser’s oversight) supervises and manages the investment portfolio of UMI and UDI and directs the purchase and sale of each Fund’s investments. Miller/Howard serves as the sub-adviser to UMI and UDI pursuant to a sub-advisory agreement between the Adviser and Miller/Howard, with respect to each Fund (the “Miller/Howard Sub-Advisory Agreements”).

The Miller/Howard Sub-Advisory Agreement provides for an initial two-year term with respect to UMI and UDI after the date the Fund commenced operations. The Miller/Howard Sub-Advisory Agreements will continue in effect with respect to UMI and UDI from year to year thereafter, provided such continuance is specifically approved at least annually by (i) the vote of a majority of the Fund’s outstanding voting securities or a majority of the Trustees of the Board, and (ii) the vote of a majority of the Independent Trustees of the Board, cast in person at a meeting called for the purpose of voting on such approval.

The Miller/Howard Sub-Advisory Agreements will terminate automatically if “assigned” (as defined in the 1940 Act). The Miller/Howard Sub-Advisory Agreements are also terminable at any time without penalty by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to Miller/Howard or by Miller/Howard on 60 days’ written notice to the Trust.

Sub-Adviser to USG and its Subsidiary

SummerHaven (along with the Adviser and subject to the Adviser’s oversight) supervises and manages the investment portfolio of USG and its Subsidiary and directs the purchase and sale of the Fund’s and Subsidiary’s investments. SummerHaven serves as the sub-adviser to USG pursuant to a sub-advisory agreement between the Adviser and SummerHaven (the “USG Sub-Advisory Agreement”) and serves as the Sub-Adviser to the Subsidiary pursuant to a Sub-Advisory Agreement between the Subsidiary and SummerHaven (the “USG Subsidiary Sub-Advisory Agreement” and together with the USG Sub-Advisory Agreement, the “USG Sub-Advisory Agreements”).

The USG Sub-Advisory Agreements provide for an initial two-year term after the date the Fund commenced operations. The USG Sub-Advisory Agreements will continue in effect with respect to the Fund and the Subsidiary from year to year thereafter, provided such continuance is specifically approved at least annually by (i) the vote of a majority of USG’s outstanding voting securities or a majority of the Trustees of the Board, and (ii) the vote of a majority of the Independent Trustees of the Board, cast in person at a meeting called for the purpose of voting on such approval.

The USG Sub-Advisory Agreements will terminate automatically if “assigned” (as defined in the 1940 Act). The USG Sub-Advisory Agreements are also terminable at any time without penalty by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to SummerHaven or by SummerHaven on 60 days’ written notice to the Trust.

Sub-Adviser to SDCI’s Wholly-Owned Subsidiary

SummerHaven (along with the Adviser and subject to the Adviser’s oversight) supervises and manages the commodity trading account of SDCI’s wholly-owned subsidiary. SummerHaven serves as the sub-adviser to the Subsidiary pursuant to a sub-advisory agreement between the Adviser and SummerHaven (the “SDCI Subsidiary Sub-Advisory Agreement”).

The SDCI Subsidiary Sub-Advisory Agreement provides for an initial two-year term. The SDCI Subsidiary Sub-Advisory Agreement will continue in effect with respect to the Subsidiary from year to year thereafter, provided such continuance is specifically approved at least annually by (i) the vote of a majority of SDCI’s outstanding voting securities or a majority of the Trustees of the Board, and (ii) the vote of a majority of the Independent Trustees of the Board, cast in person at a meeting called for the purpose of voting on such approval.

34

The SDCI Subsidiary Sub-Advisory Agreement will terminate automatically if “assigned” (as defined in the 1940 Act). The SDCI Subsidiary Sub-Advisory Agreement is also terminable at any time without penalty by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to SummerHaven or by SummerHaven on 60 days’ written notice to the Trust.

Advisory Fees

Pursuant to the Advisory Agreements, each Fund pays the Adviser an annual unitary management fee based upon the Fund’s average daily net assets at the rate indicated in the table below:

Fund	Advisory Fee
UMI	0.85%
UDI	0.65%
SDCI	0.80%
USG	0.45%
USE	0.79%
ZSB	0.79%
ZSC	0.79%

In connection with the annual unitary management fee, the Adviser is responsible for all expenses of each Fund (including expenses of the Subsidiary, as applicable) except expenses for taxes and governmental fees; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel. The Subsidiaries do not pay separate fees to the Adviser.

During the past three fiscal years ended June 30, the Adviser received the following compensation from each Fund:

	2026			2025			2024
Fund	Fees Earned	Fees Waived	Net Fees	Fees Earned	Fees Waived	Net Fees	Fees Earned	Fees Waived	Net Fees
UMI(1)	[ ]	[ ]	[ ]	$2,948,295	—	$2,948,295	$1,967,308	—	$1,967,308
UDI	[ ]	[ ]	[ ]	$31,383	—	$31,383	$37,150	—	$37,150
SDCI(2)	[ ]	[ ]	[ ]	$539,564	$134,891	$404,672	$108,802	$27,201	$81,601
USG	[ ]	[ ]	[ ]	$45,737	—	$45,737	$15,412	—	$15,412
USE(3)	[ ]	[ ]	[ ]	$25,877	—	$25,877	28,285	—	$28,285
ZSB(2)(4)	[ ]	[ ]	[ ]	$11,130	$2,818	$8,312	13,698	$3,468	$10,230
ZSC(2)(5)	[ ]	[ ]	[ ]	$18,122	$4,588	$13,534	17,885	10,227	$7,658

(1)	The Adviser has contractually agreed through October 31, 2026 to waive 0.16% of its management fees for UMI. The agreement may be amended or terminated prior to October 31, 2027 only by agreement of the Board and the Adviser, and will terminate automatically if the Advisory Agreement is terminated. After October 31, 2027, the Adviser, in its sole discretion, may choose to renew or amend the agreement, subject to approval by the Board. Amounts waived are not subject to recoupment by the Adviser.
(2)	The Adviser has contractually agreed through October 31, 2027 to waive 0.20% of its management fees for each of SDCI, ZSB and ZSC. The agreement may be amended or terminated prior to October 31, 2027 only by agreement of the Board and the Adviser, and will terminate automatically if the Advisory Agreement is terminated. After October 31, 2027, the Adviser, in its sole discretion, may choose to renew or amend the agreement, subject to approval by the Board. Amounts waived are not subject to recoupment by the Adviser.
(3)	USE commenced operations on May 4, 2023.
(4)	ZSB commenced operations on January 10, 2023.
(5)	ZSC commenced operations on August 8, 2023.

With respect to ZSC, the Adviser has contractually agreed to permanently waive any management fees received in connection with the Fund’s investment in any affiliated fund. The agreement may be amended or terminated only by agreement of the Board and the Adviser, and will terminate automatically if the advisory agreement between the Adviser and the Fund is terminated. Amounts waived are not subject to recoupment by the Adviser.

35

Sub-Advisory Fees – Miller/Howard

As compensation for the services that it provides to UMI, Miller/Howard receives a sub-advisory fee of 0.38% of the Fund’s average daily net assets, which is calculated daily and paid monthly by the Adviser out of its annual unitary management fee. The sub-advisory fee is paid by the Adviser, not the Fund.

Miller/Howard has contractually agreed through October 31, 2027 to waive 0.08% of its sub-advisory fees for UMI. The agreement may be amended or terminated prior to October 31, 2027 only by agreement of Miller/Howard and the Adviser, and will terminate automatically if the Miller/Howard Sub-Advisory Agreement with respect to UMI is terminated. After October 31, 2027, Miller/Howard and the Adviser may choose to renew or amend the agreement. Amounts waived are not subject to recoupment by Miller/Howard.

During the past three fiscal years ended June 30, Miller/Howard received the following sub-advisory fees from the Adviser, with respect to UMI:

	2026	2025	2024
UMI	[ ]	$1,318,065	$881,912

As compensation for its services to UDI, Miller/Howard receives an annual fee based on the average daily net assets of the Fund, which is calculated daily and paid monthly by the Adviser out of its annual unitary management fee as outlined in the table below. The sub-advisory fee is paid by the Adviser, not by the Fund.

Assets	Annual Fee as a percent of average daily net assets
On the first $5 million ($0 - $5,000,000)	0.20%
On the next $45 million ($5,000,001 - $50,000,000)	0.00%
On the next $50 million ($50,000,001 - $100,000,000)	0.20%
For the portion of Total Net Assets over $100 million	0.25%

During the past three fiscal years ended June 30, Miller/Howard received the following sub-advisory fees from the Adviser, with respect to UDI:

	2026		2025	2024
UDI	$	[ ]	$7,877	$10,027

Sub-Advisory Fees - SummerHaven

As compensation for the services that it provides to SDCI’s Subsidiary, SummerHaven receives a management fee of 0.06% of the Fund’s average daily net assets, which is calculated daily and paid monthly by the Adviser out of its advisory fee. The sub-advisory fee is paid by the Adviser, not by the Fund.

During the past three fiscal years ended June 30, SummerHaven received the following sub-advisory fees from the Adviser, with respect to SDCI’s Subsidiary:

	2026		2025	2024
SDCI Subsidiary	$	[ ]	$117,704	$25,942

As compensation for the services that it provides to USG and its Subsidiary, SummerHaven receives a sub-advisory fee of 0.15% of the Fund’s average daily net assets, which is calculated daily and paid monthly by the Adviser out of its annual unitary management fee. The sub-advisory fee is paid by the Adviser, not by the Fund.

36

During the past three fiscal years ended June 30, SummerHaven received the following sub-advisory fees from the Adviser, with respect to USG and its Subsidiary:

	2026		2025	2024
USG and Subsidiary	$	[ ]	$0	$0	(1)

(1)	Because SummerHaven agreed to waive its fee at certain asset levels, $0 of the fee received by the Adviser was paid to SummerHaven.

Portfolio Managers

The persons primarily responsible for the day-to-day management of each Fund are as follows:

Fund	Portfolio Managers
UMI	Adam Fackler, CFA John R. Cusick, CFA

UDI	Adam Fackler, CFA Michael Roomberg, CFA John (“Jack”) E. Leslie III, CFA

SDCI	Andrew F Ngim Seth Lancaster

USG	Jake DeSantis Rajkumar Janardanan

USE	Seth Lancaster Darius Coby Andrew F Ngim

ZSB	Seth Lancaster Darius Coby Andrew F Ngim

ZSC	Seth Lancaster Darius Coby Andrew F Ngim
37

[The following table provides information about the other accounts managed by each Portfolio Manager, as of June 30, 2026:]

UMI

	Adam Fackler, CFA			John R. Cusick, CFA
Registered Investment Companies
Number of Accounts		[	]		[	]
Total Assets (in millions)	$	[	]	$	[	]
Number of Accounts Subject to a Performance Fee		[	]		[	]
Total Assets Subject to a Performance Fee (in millions)	$	[	]	$	[	]
Other Pooled Investment Vehicles
Number of Accounts		[	]		[	]
Total Assets (in millions)	$	[	]	$	[	]
Number of Accounts Subject to a Performance Fee		[	]		[	]
Total Assets Subject to a Performance Fee (in millions)	$	[	]	$	[	]
Other Accounts
Number of Accounts		[	]		[	]
Total Assets (in millions)	$	[	]	$	[	]
Number of Accounts Subject to a Performance Fee		[	]		[	]
Total Assets Subject to a Performance Fee (in millions)	$	[	]	$	[	]

UDI

	Adam Fackler, CFA			John E. Leslie III, CFA			Michael Roomberg, CFA
Registered Investment Companies
Number of Accounts		[	]		[	]		[	]
Total Assets (in millions)	$	[	]	$	[	]	$	[	]
Number of Accounts Subject to a Performance Fee		[	]		[	]		[	]
Total Assets Subject to a Performance Fee (in millions)	$	[	]	$	[	]	$	[	]
Other Pooled Investment Vehicles
Number of Accounts		[	]		[	]		[	]
Total Assets (in millions)	$	[	]	$	[	]	$	[	]
Number of Accounts Subject to a Performance Fee		[	]		[	]		[	]
Total Assets Subject to a Performance Fee (in millions)	$	[	]	$	[	]	$	[	]
Other Accounts
Number of Accounts		[	]		[	]		[	]
Total Assets (in millions)	$	[	]	$	[	]	$	[	]
Number of Accounts Subject to a Performance Fee		[	]		[	]		[	]
Total Assets Subject to a Performance Fee (in millions)	$	[	]	$	[	]	$	[	]
38

SDCI

	Andrew F Ngim			Seth Lancaster
Registered Investment Companies
Number of Accounts		[	]		[	]
Total Assets (in millions)	$	[	]	$	[	]
Number of Accounts Subject to a Performance Fee		[	]		[	]
Total Assets Subject to a Performance Fee (in millions)	$	[	]	$	[	]
Other Pooled Investment Vehicles
Number of Accounts		[	]		[	]
Total Assets (in millions)	$	[	]	$	[	]
Number of Accounts Subject to a Performance Fee		[	]		[	]
Total Assets Subject to a Performance Fee (in millions)	$	[	]	$	[	]
Other Accounts
Number of Accounts		[	]		[	]
Total Assets (in millions)	$	[	]	$	[	]
Number of Accounts Subject to a Performance Fee		[	]		[	]
Total Assets Subject to a Performance Fee (in millions)	$	[	]	$	[	]

USG

	Jake DeSantis			Rajkumar Janardanan
Registered Investment Companies
Number of Accounts		[	]		[	]
Total Assets (in millions)	$	[	]	$	[	]
Number of Accounts Subject to a Performance Fee		[	]		[	]
Total Assets Subject to a Performance Fee (in millions)	$	[	]	$	[	]
Other Pooled Investment Vehicles
Number of Accounts		[	]		[	]
Total Assets (in millions)	$	[	]	$	[	]
Number of Accounts Subject to a Performance Fee		[	]		[	]
Total Assets Subject to a Performance Fee (in millions)	$	[	]	$	[	]
Other Accounts
Number of Accounts		[	]		[	]
Total Assets (in millions)	$	[	]	$	[	]
Number of Accounts Subject to a Performance Fee		[	]		[	]
Total Assets Subject to a Performance Fee (in millions)	$	[	]	$	[	]

USE

	Andrew F Ngim			Darius Coby			Seth Lancaster
Registered Investment Companies
Number of Accounts		[	]		[	]		[	]
Total Assets (in millions)	$	[	]	$	[	]	$	[	]
Number of Accounts Subject to a Performance Fee		[	]		[	]		[	]
Total Assets Subject to a Performance Fee (in millions)	$	[	]	$	[	]	$	[	]
Other Pooled Investment Vehicles
Number of Accounts		[	]		[	]		[	]
Total Assets (in millions)	$	[	]	$	[	]	$	[	]
Number of Accounts Subject to a Performance Fee		[	]		[	]		[	]
Total Assets Subject to a Performance Fee (in millions)	$	[	]	$	[	]	$	[	]
Other Accounts
Number of Accounts		[	]		[	]		[	]
Total Assets (in millions)	$	[	]	$	[	]	$	[	]
Number of Accounts Subject to a Performance Fee		[	]		[	]		[	]
Total Assets Subject to a Performance Fee (in millions)	$	[	]	$	[	]	$	[	]
39

ZSB

	Andrew F Ngim			Darius Coby			Seth Lancaster
Registered Investment Companies
Number of Accounts		[	]		[	]		[	]
Total Assets (in millions)	$	[	]	$	[	]	$	[	]
Number of Accounts Subject to a Performance Fee		[	]		[	]		[	]
Total Assets Subject to a Performance Fee (in millions)	$	[	]	$	[	]	$	[	]
Other Pooled Investment Vehicles
Number of Accounts		[	]		[	]		[	]
Total Assets (in millions)	$	[	]	$	[	]	$	[	]
Number of Accounts Subject to a Performance Fee		[	]		[	]		[	]
Total Assets Subject to a Performance Fee (in millions)	$	[	]	$	[	]	$	[	]
Other Accounts
Number of Accounts		[	]		[	]		[	]
Total Assets (in millions)	$	[	]	$	[	]	$	[	]
Number of Accounts Subject to a Performance Fee		[	]		[	]		[	]
Total Assets Subject to a Performance Fee (in millions)	$	[	]	$	[	]	$	[	]

ZSC

	Andrew F Ngim			Darius Coby			Seth Lancaster
Registered Investment Companies
Number of Accounts		[	]		[	]		[	]
Total Assets (in millions)	$	[	]	$	[	]	$	[	]
Number of Accounts Subject to a Performance Fee		[	]		[	]		[	]
Total Assets Subject to a Performance Fee (in millions)	$	[	]	$	[	]	$	[	]
Other Pooled Investment Vehicles
Number of Accounts		[	]		[	]		[	]
Total Assets (in millions)	$	[	]	$	[	]	$	[	]
Number of Accounts Subject to a Performance Fee		[	]		[	]		[	]
Total Assets Subject to a Performance Fee (in millions)	$	[	]	$	[	]	$	[	]
Other Accounts
Number of Accounts		[	]		[	]		[	]
Total Assets (in millions)	$	[	]	$	[	]	$	[	]
Number of Accounts Subject to a Performance Fee		[	]		[	]		[	]
Total Assets Subject to a Performance Fee (in millions)	$	[	]	$	[	]	$	[	]

Material Conflicts of Interest

Because the portfolio managers manage multiple portfolios for multiple clients, the potential for conflicts of interest exists. Each portfolio manager may manage portfolios having substantially the same investment style as the Funds. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to that of the Funds due, for example, to specific investment limitations or guidelines present in some portfolios or accounts, but not others. The portfolio manager may purchase or sell securities for one portfolio and not another portfolio, and the performance of securities purchased or sold for one portfolio may vary from the performance of securities purchased or sold for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are, or have the potential to be, higher than the advisory fees paid by a Fund, which can cause potential conflicts in the allocation of investment opportunities between the Fund and the other accounts. However, the compensation structure for the portfolio manager does not generally provide incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others. There are many other factors considered in determining the portfolio manager’s bonus and there is no formula that is applied to weight the factors listed. In addition, current trading practices do not allow portfolio managers to intentionally favor one portfolio over another as trades are executed as trade orders are received. Portfolio rebalancing dates also generally vary from portfolio to portfolio.

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Compensation – The Adviser

The Adviser compensates its portfolio management personnel through cash remuneration. The cash portion consists of market-based base salary and a year-end discretionary bonus. Base salary is determined by the employee’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses. Base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. The discretionary cash component is driven by both individual performance and the performance of the firm overall, as measured by assets under management, revenues, and profitability.

Compensation – SummerHaven

SummerHaven compensates its non-partner level portfolio management personnel through cash remuneration. The cash portion consists of market-based base salary and a year-end discretionary bonus. Base salary is determined by the employee’s experience and performance in the role. Base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. The discretionary cash component is driven by both individual performance and the performance of the firm overall, as measured by assets under management, revenues, and profitability. Partner-level portfolio management personnel receive a base salary and an allocated portion of the annual profits of SummerHaven.

Compensation – Miller/Howard

Miller/Howard Portfolio Managers and Research Analysts have a mandate to select stocks with high and growing income from financially strong companies that can deliver sustainable investment performance. ESG integration is also a major part of this evaluation. The Portfolio Managers are evaluated on investment performance, research quality, productivity, teamwork, and marketing support. Investment performance is judged relative to a universe that meets the investment mandate. By selecting the highest quality names within the investible universe, and holding companies that pay and grow their income, the Portfolio Managers should invest in companies that perform well against the universe and also achieve the stated income objective. Research quality and productivity are measured by the research reports that the portfolio management team members create for each stock candidate. The report includes an overview of the company’s operations, the bull and bear cases for the stock, and a review of strategy-fit for all relevant portfolios. The research pack also includes extensive background materials such as the quantitative profile, financial statements, ESG profile, applicable notes, sell-side reports, relevant industry materials, etc. Having the standard pack allows the team to have efficient discussions and make fully informed decisions on a particular company. Teamwork and Marketing support are measured by success of the team, interpersonal communications and support, 360 interviews, marketing collateral, client-service, and support.

Miller/Howard’s compensation package for investment and non-investment professionals comprises salary and bonus, as well as generous health and welfare benefits. Bonuses are discretionary and are affected by the profits and losses of the company as well as consideration of factors that contribute to client goals and the long-term success of the company.

In addition, all participating employees receive an allocation of Miller/Howard’s contributions and dividends in the Miller/Howard Employee Stock Ownership Plan (“ESOP”). The value of each employee’s ESOP account will change based on the company’s financial performance. Certain investment team members also participate under the company’s Management Incentive Program, which enables them to share in valuation increases of the company over a number of years.

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Ownership of Securities

[The table below sets forth the dollar ranges of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) by the portfolio managers of that Fund as of June 30, 2026.]

Fund	Portfolio Manager	Dollar Range of Shares of Fund
UMI	Adam Fackler, CFA	[ ]
	John R. Cusick, CFA	[ ]

UDI	Adam Fackler, CFA Michael Roomberg, CFA John (“Jack”) E. Leslie III, CFA	[ ] [ ] [ ]

SDCI	Andrew F Ngim	[ ]
	Seth Lancaster	[ ]

USG	Jake DeSantis	[ ]
	Rajkumar Janardanan	[ ]

USE	Andrew F Ngim	[ ]
	Darius Coby	[ ]
	Seth Lancaster	[ ]

ZSB	Andrew F Ngim	[ ]
	Darius Coby	[ ]
	Seth Lancaster	[ ]

ZSC	Andrew F Ngim	[ ]
	Darius Coby	[ ]
	Seth Lancaster	[ ]

OTHER SERVICE PROVIDERS

Administrator, Custodian, and Transfer Agent

Under the Fund Administration and Accounting Agreement (the “Administration Agreement”), The Bank of New York (“BNY” or the “Administrator”) serves as administrator for the Funds. BNY’s principal address is 240 Greenwich Street, New York, New York 10286. Under the Administration Agreement, BNY provides necessary valuation and computation accounting services, financial reporting services, tax services, fund administration services, and regulatory administration services for the Trust and the Funds.

As the Administrator, BNY assists with the overall administration of the Trust and the Funds, including, among other responsibilities, assisting in the preparation and filing of documents required for compliance by the Funds with applicable laws and regulations and arranging for the maintenance of books and records of the Funds.

BNY also serves as custodian of the Funds’ and the Subsidiaries’ assets. BNY has agreed to (1) make receipts and disbursements of money on behalf of the Funds; (2) collect and receive all income and other payments and distributions on account of the Funds’ portfolio investments; and (3) make periodic reports to the Funds concerning the Funds’ operations. BNY does not exercise any supervisory function over the purchase and sale of securities.

BNY also serves as transfer agent and dividend paying agent for the Funds. BNY has agreed, among other duties, to (1) issue and redeem shares of the Funds; (2) make dividend and other distributions to shareholders of the Funds; (3) maintain shareholder accounts; (4) maintain certain books and records relating to, among other things, the issuance and redemption of fund shares, dividend records, and year-end tax statements and forms; and (5) make periodic reports to the Funds.

As compensation for the foregoing services, BNY receives certain out of pocket costs and asset-based fees, which are accrued daily and paid monthly by the Adviser.

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The following table sets forth the compensation received by BNY for its roles as the Administrator, custodian, and transfer agent during the fiscal years ended June 30, 2024, 2025 and 2026.

Fiscal Year	Total Compensation Received
2024		$726,959
2025		$795,206
2026	$	[ ]

Distributor

ALPS Distributors, Inc., the Distributor, is located at 1290 Broadway, Suite 1000, Denver, Colorado 80203. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and a member of the Financial Industry Regulatory Authority (“FINRA”).

Shares will be continuously offered for sale by the Trust through the Distributor only in whole Creation Units, as described in the section of this SAI entitled “Purchase and Redemption of Creation Units.” The Distributor also acts as an agent for the Trust. The Distributor will deliver a prospectus to persons purchasing shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor has no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

As compensation for the foregoing services, the Distributor receives certain out of pocket costs and asset-based fees, all of which are paid by the Adviser out of its own assets. The Distributor receives no compensation from the Trust.

The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Funds. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

Independent Registered Public Accounting Firm

[ ], located at [ ], serves as the independent registered public accounting firm to the Trust and the Funds. For the fiscal year ended June 30, 2025, [ ] performed the annual audit of the Funds’ financial statements; reviewed, and signed as paid preparer of, the Funds’ U.S. federal, state, and excise tax returns and advised the Funds on matters of accounting and U.S. federal and state income taxation.

Legal Counsel

Dechert LLP, located at 1900 K St, NW, Washington, DC 20006-1110, serves as legal counsel to the Trust and the Funds.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Board, the Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions (which may be affiliates of the Adviser or a Sub-Adviser), and the negotiation of brokerage commissions. The Funds may execute brokerage or other agency transactions through registered broker-dealers who receive compensation for their services in conformity with the 1940 Act, the Exchange Act, and the rules and regulations thereunder. Compensation may also be paid in connection with riskless principal transactions (in NASDAQ or over-the-counter securities and securities listed on an exchange) and agency NASDAQ or over-the-counter transactions executed with an electronic communications network or an alternative trading system.

The Funds will give primary consideration to obtaining the most favorable prices and efficient executions of transactions in implementing trading policy. Consistent with this policy, when securities are traded on an exchange, the Funds’ policy will be to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Adviser and Sub-Advisers believe that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Funds from obtaining a high quality of brokerage services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser and Sub-Advisers will rely upon their experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations will be necessarily subjective and imprecise, as in most cases an exact dollar figure appropriate for those services is not ascertainable.

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The Adviser and Sub-Advisers do not consider sales of shares by broker-dealers as a factor in the selection of broker-dealers to execute portfolio transactions.

As permitted by Section 28(e) of the Exchange Act, the Adviser or Sub-Advisers may cause the Funds to pay a broker-dealer a commission for effecting a securities transaction for the Funds that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, if the Adviser makes a good faith determination that the broker’s commission paid by the Funds is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Adviser’s or Sub-Adviser’s overall responsibilities to the Funds and its other investment advisory clients. The practice of using a portion of the Funds’ commission dollars to pay for brokerage and research services provided to the Adviser or a Sub-Adviser is sometimes referred to as “soft dollars.” Section 28(e) is sometimes referred to as a “safe harbor,” because it permits this practice, subject to a number of restrictions, including the Adviser’s or a Sub-Adviser’s compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor.

Research products and services may include, but are not limited to, general economic, political, business, and market information and reviews; industry and company information and reviews; evaluations of securities and recommendations as to the purchase and sale of securities; financial data on a company or companies; performance and risk measuring services and analysis; stock price quotation services; computerized historical financial databases and related software; credit rating services; analysis of corporate responsibility issues; brokerage analysts’ earnings estimates; computerized links to current market data; software dedicated to research; and portfolio modeling. Research services may be provided in the form of reports, computer-generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics, and governmental representatives. Brokerage products and services assist in the execution, clearance, and settlement of securities transactions, as well as functions incidental thereto, including but not limited to related communication and connectivity services and equipment, software related to order routing, market access, algorithmic trading, and other trading activities. On occasion, a broker-dealer may furnish the Adviser or a Sub-Adviser with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities). In this case, the Adviser or a Sub-Adviser is required to reasonably allocate the cost of the service, so that any portion of the service that does not qualify for the safe harbor is paid for by the Adviser or a Sub-Adviser from its own funds, and not by portfolio commissions paid by the Funds.

Research products and services provided to the Adviser or a Sub-Adviser by broker-dealers that effect securities transactions for a Fund may be used by the Adviser or a Sub-Adviser in servicing all of its accounts. Accordingly, not all of these services may be used by the Adviser or a Sub-Adviser in connection with a particular Fund. Some of these products and services are also available to the Adviser or Sub-Advisers for cash, and some do not have an explicit cost or determinable value. The research received does not reduce the advisory fees paid to the Adviser or Sub-Advisers for services provided to the Funds.

The Adviser, Miller/Howard and SummerHaven have not utilized soft dollars in connection with the management of any Funds.

Brokerage Commissions Paid

The following table shows total brokerage commissions paid by the Funds in the last three fiscal years.

	Fiscal Year/Period Ended
Fund	June 30, 2026		June 30, 2025	June 30, 2024
UMI	$	[ ]	$129,726	$42,985
UDI	$	[ ]	$589	$794
SDCI	$	[ ]	$0	$0
USG	$	[ ]	$0	$0
USE	$	[ ]	$0	$0
ZSB	$	[ ]	$900	$310
ZSC	$	[ ]	$491	$1,483	[1]

1.	For the fiscal period from August 8, 2023 (commencement of operations) through June 30, 2024.
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DISCLOSURE OF PORTFOLIO HOLDINGS

Portfolio Disclosure Policy

The Trust has adopted a Portfolio Holdings Policy (the “Policy”) designed to govern the disclosure of portfolio holdings and the use of material non-public information about Fund holdings. The Policy applies to all officers, employees, and agents of the Trust, including the Adviser and Sub-Advisers. The Policy is designed to ensure that the disclosure of information about the Funds’ portfolio holdings is consistent with applicable legal requirements and otherwise in the best interest of the Funds.

The Funds’ portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services, including the Funds’ website, www.uscfinvestments.com. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual cash components is publicly disseminated daily prior to the opening of the Listing Exchange via the National Securities Clearing Corporation (the “NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of each Fund.

The Distributor may make available portfolio holdings information to institutional market participants, including Authorized Participants and other entities that provide information services. This information typically reflects a Fund’s anticipated holdings on the following business day.

The Trust, Adviser, Sub-Advisers, custodian, and Distributor will not disseminate non-public information concerning the Trust or the Funds.

Daily access to the Funds’ portfolio holdings is permitted to personnel of the Adviser, Sub-Advisers, the Distributor, the Administrator, the custodian and the Trust’s other agents and service providers who have need of such information in connection with the ordinary course of their respective duties to the Funds. The Trust’s Chief Compliance Officer may authorize disclosure of portfolio holdings.

Each Fund discloses its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year, within sixty (60) days of the end of the quarter, and provides that information to shareholders, as required by federal securities laws and regulations thereunder.

No person is authorized to disclose a Fund’s portfolio holdings or other investment positions except in accordance with the Policy. The Board reviews the implementation of the Policy on a periodic basis.

ADDITIONAL INFORMATION CONCERNING SHARES

Organization and Description of Shares of Beneficial Interest

The Trust is a Delaware statutory trust and a registered investment company. The Trust was organized on November 8, 2013, and has authorized capital of an unlimited number of shares of beneficial interest par value $0.001, which may be issued in more than one class or series.

Under Delaware law, the Trust is not required to hold an annual shareholder meeting if the 1940 Act does not require such a meeting. Generally, annual meetings of Trust shareholders will not be held. Meetings of Shareholders shall be called by the Secretary upon the written request of the holders of no less than 25% of the outstanding shares entitled to vote upon the matter requested. Such request shall state the purpose of such meeting and the matters proposed to be acted upon. Shareholders holding two-thirds of the outstanding shares of the Trust may remove a Trustee from office by votes cast at a meeting of Trust shareholders or by written consent.

All shares of the Trust are freely transferable; provided, however, that shares may not be redeemed individually, but only in Creation Units. The shares will not have preemptive rights or cumulative voting rights, and none of the shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Shares have equal voting rights, except that only shares of a particular series may be entitled to vote on a matter affecting that series. Trust shareholders are entitled to require the Trust to redeem Creation Units if such shareholders are Authorized Participants. The Declaration of Trust confers upon the Board the power, by resolution, to alter the number of shares constituting a Creation Unit or to specify that shares of the Trust may be individually redeemable. The Trust reserves the right to adjust the stock prices of shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds.

45

The Trust’s Declaration of Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification by the Trust for all loss and expense of each Fund’s shareholders held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would not be able to meet the Trust’s obligations, and this risk should be considered remote. If a Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, shareholders may be required to liquidate or transfer their shares at an inopportune time and shareholders may lose money on their investment.

Book Entry Only System

The following information supplements and should be read in conjunction with the section in the Prospectuses entitled “Book Entry.”

The Depository Trust Company (“DTC”) acts as securities depository for the Funds’ shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, LLC (the “NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows: Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Funds as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

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DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost. The DTC Participants’ rules and policies are made publicly available through its website at: www.dtcc.com.

PURCHASE AND REDEMPTION OF CREATION UNITS

Procedures and Policies for UDI and UMI

Creation

The Trust issues and sells shares of UMI and UDI only in Creation Units on a continuous basis through the Distributor at the NAV next determined after receipt, on any Business Day (as defined below), for an order received in proper form. Notwithstanding the foregoing, the Trust may, but is not required to, permit non-standard orders (cash, cash in lieu, custom) until 4:00 p.m. Eastern Time, or until the market close (in the event an exchange closes early).

A “Business Day” is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year’s Day; Martin Luther King, Jr. Day; President’s Day (Washington’s Birthday); Good Friday; Memorial Day; Juneteenth National Independence Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

Fund Deposit. For UMI and UDI, the consideration for purchase of a Creation Unit consists of Deposit Securities constituting a substantial replication, or a representation, or a non-representative sampling as allowed by the Trust’s Custom Basket Procedures of the securities included in the Fund’s portfolio and an amount of cash (the “Cash Component”) computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit. The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), the Cash Component shall be such negative amount and the creator will be entitled to receive cash from UMI or UDI in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities.

BNY, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of UMI or UDI until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for the Fund Deposit for UMI or UDI changes as rebalancing adjustments and corporate action events are reflected from time to time by the portfolio manager(s) with a view to the investment objective of the Fund.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of the Fund Deposit, BNY, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the Fund.

Cash Purchase. The Trust reserves the right to permit or require the substitution of an amount of cash (a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the Clearing Process (discussed below), or which may not be eligible for trading by an Authorized Participant or the investor for which it is acting.

When, in the sole discretion of the Trust, cash purchases of Creation Units are available or specified for UMI or UDI, such purchases shall be effected in essentially the same manner as in-kind purchases thereof. In the case of a cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset UMI and UDI’s brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the Authorized Participant must pay the transaction fees required for the Fund.

47

Procedures for Creation of Creation Units. To be eligible to place orders for a Creation Unit, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”), and, in each case, must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to purchase shares of UMI or UDI directly from the Fund, including non-standard orders, must be placed for one or more Creation Units. All orders for Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the close of the regular trading session on the Listing Exchange (ordinarily 4:00 p.m. Eastern Time (“Closing Time”)) on the date such order is placed in order for the Creation Unit to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. The date on which an order for Units is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and/or applicable order form, as described below (see “Placement of Creation and Redemption Orders Using Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failures, may impede the ability to reach the Distributor or an Authorized Participant.

Orders for Creation Units of UMI or UDI shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, i.e., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders for Creation Units of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Orders for creation or redemption that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders and Redemption Orders Using the Clearing Process. The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Deposit Securities or cash in lieu amounts, as applicable, transferred through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through BNY to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order or redemption order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component (or any cash in lieu amount, if applicable) to the Trust, together with such additional information as may be required by the Distributor. An order for Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor no later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Issuance of a Creation Unit. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component, and cash in lieu amounts, as applicable, have been completed. The delivery of Creation Units generally will occur no later than the prescribed settlement date. However, the Fund reserves the right to settle Creation Unit transactions on a basis other than the normal settlement cycle in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.

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Acceptance of Orders for Creation Units. The Trust reserves the right to reject a creation order transmitted to it by the Distributor with respect to UMI or UDI, for reasons including, but not limited to (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the Deposit Securities delivered are not as disseminated through the facilities of the Listing Exchange for that date by BNY, as described above; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (e) in the event that circumstances outside the control of the Trust, the Distributor, and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, BNY, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. To compensate the Fund for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a creation transaction fee of $100. UMI and UDI reserve the right to waive the transaction fee, if it is in the best interest of the Fund.

UMI or UDI may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a creation of a Creation Unit may be charged a fee for such services.

Redemption

For UMI and UDI, shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor and the Fund through BNY and only on a Business Day. The Fund will not redeem shares in amounts less than the size of a Creation Unit. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Fund. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to the Fund, BNY, through the NSCC, makes available immediately prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the designated portfolio of securities (“Fund Securities”) per each Creation Unit that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to creations of Creation Units.

For UMI and UDI, unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities — as announced by BNY on the Business Day of the request for redemption received in proper form — plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee described below in the section entitled “Redemption Transaction Fee.” In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

Cash Redemptions. UMI or UDI may permit or require full or partial cash redemptions of Creation Units of the Fund. Such redemptions will be effected in essentially the same manner as in-kind redemptions. In the case of full or partial cash redemptions, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Redemption Amount to be paid to an in-kind redeemer.

Placement of Redemption Orders Using Clearing Process. For UMI and UDI, orders to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by BNY not later than 4:00 p.m., Eastern Time, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Fund after 4:00 p.m., Eastern Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the prescribed settlement date.

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Additional Redemption Procedures. Deliveries of redemption proceeds generally will be made by the prescribed settlement date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than the normal settlement cycle. If neither the redeeming shareholder nor the Authorized Participant acting on behalf of such redeeming shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholders will be required to receive redemption proceeds in cash. Because the portfolio securities of the Fund may trade on the relevant exchange(s) on days that the Listing Exchange is closed or are otherwise not business days for the Fund, shareholders may not be able to redeem their shares, or to purchase or sell shares on the Listing Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

Redemption Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in redemption transactions through the Clearing Process, investors will be required to pay a redemption transaction fee of $100. UMI and UDI reserve the right to waive the transaction fee, if it is in the best interest of the Fund.

UMI or UDI may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

Procedures and Policies for SDCI, USG, and USE

Creation

The Trust issues and sells shares of SDCI, USG and USE only in Creation Units on a continuous basis through the Distributor at the NAV next determined after receipt, on any Business Day (as defined below), for an order received in proper form.

A “Business Day” is any day on which the NYSE is open for business. As of the date of the Prospectuses, the NYSE observes the following holidays: New Year’s Day; Martin Luther King, Jr. Day; President’s Day (Washington’s Birthday); Good Friday; Memorial Day; Juneteenth National Independence Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. A Business Day closes at the time as of which SDCI, USG and USE calculate their NAVs.

Deposit Cash. Creation Units of SDCI, USG and USE are issued for cash, calculated based on the NAV per Share multiplied by the number of Shares representing a Creation Unit (“Deposit Cash”), plus a transaction fee, as discussed below.

Fund Deposit. SDCI, USG and USE generally accept only cash for the purchase of a Creation Unit. However, the Funds reserve the right to permit or require Creation Units to be issued in-kind, in certain circumstances, although they do not currently expect to do so. If a Fund permits an in-kind transaction, the consideration for purchase of a Creation Unit of shares consists of Deposit Securities constituting a substantial replication, or a representation, of the securities included in the Fund’s portfolio and an amount of cash (the “Cash Component”) computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), the Cash Component shall be such negative amount and the creator will be entitled to receive cash from a Fund in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities.

BNY, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern Time), either the Deposit Cash amount or the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the applicable Fund. Such Deposit Cash amount or Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of a Fund until such time as the next-announced Fund Deposit amount or composition of the Deposit Securities is made available.

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Procedures for Creation of Creation Units. To be eligible to place orders for a Creation Unit of SDCI, USG or USE, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”), and, in each case, must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All shares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders must be placed for one or more Creation Unit-sized aggregations of shares. All orders for Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than 10:30 a.m. Eastern Time on a Business Day (the “Cut-off Time”) in order for the creation of a Creation Unit to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. The date on which an order for Creation Units is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below. Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

Orders for Creation Units shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, i.e., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Cut-off Time on the Transmittal Date.

Orders for creation or redemption that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Cash or Deposit Securities and Cash Component.

Placement of Creation Orders and Redemption Orders Using the Clearing Process. The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits or Deposit Cash, as applicable, transferred through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through BNY to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order or redemption order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Cash (or the Deposit Securities and the Cash Component, if applicable) to the Trust, together with such additional information as may be required by the Distributor. An order for Creation Units made through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor no later than the Cut-off Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Acceptance of Orders for Creation Units. SDCI, USG and USE reserve the right to reject a creation order transmitted to it by the Distributor with respect to a Fund, for reasons including, but not limited to, (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Funds; (c) the Deposit Securities delivered are not as disseminated through the facilities of the Listing Exchange for that date by BNY, as described above; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (e) in the event that circumstances outside the control of the Trust, the Distributor, and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, BNY, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits or Deposit Cash nor shall either of them incur any liability for the failure to give any such notification.

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All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. To compensate the Fund for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a creation transaction fee of $250. SDCI, USG and USE reserve the right to waive transaction fees, if doing so is in the best interest of the Fund.

The Funds may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a creation of a Creation Unit may be charged a fee for such services.

Redemption

For SDCI, USG and USE, shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor and the Funds through BNY and only on a Business Day. The Fund will not redeem shares in amounts less than the size of a Creation Unit. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Fund. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

SDCI, USG and USE will generally provide cash in exchange for a Creation Unit. If the Funds elect to offer or require in-kind redemptions, BNY, through the NSCC, will make available immediately prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the designated portfolio of securities (“Fund Securities”) per each Creation Unit that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to creations of Creation Units.

In times when in-kind redemptions are provided, the redemption proceeds for a Creation Unit generally consist of Fund Securities — as announced by BNY on the Business Day of the request for redemption received in proper form — plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee described below in the section entitled “Redemption Transaction Fee.” In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

Placement of Redemption Orders Using Clearing Process. For SDCI, USG and USE, orders to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by BNY not later than the Cut-off Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed, such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Fund after the Cut-off Time on the Transmittal Date will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite cash amount or the Fund Securities and the Cash Redemption Amount, as applicable, will be transferred by the prescribed settlement date.

Redemption Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in redemption transactions through the Clearing Process, investors will be required to pay a redemption transaction fee of $250. SDCI, USG and USE reserve the right to waive transaction fees, if doing so is in the best interest of the Fund.

Each Fund may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

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Procedures and Policies for ZSB and ZSC

Creation

The Trust issues and sells shares of ZSB and ZSC only in Creation Units on a continuous basis through the Distributor at the NAV next determined after receipt, on any Business Day (as defined below), for an order received in proper form. Notwithstanding the foregoing, the Trust may, but is not required to, permit non-standard orders (cash, cash in lieu, custom) until 4:00 p.m. Eastern Time, or until the market close (in the event an exchange closes early).

A “Business Day” is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year’s Day; Martin Luther King, Jr. Day; President’s Day (Washington’s Birthday); Good Friday; Memorial Day; Juneteenth National Independence Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

Generally, Creation Units of ZSB and ZSC are issued for cash and calculated based on the NAV per Share multiplied by the number of Shares representing a Creation Unit, plus a transaction fee, as discussed below.

Fund Deposit. ZSB and ZSC generally accept only cash for the purchase of a Creation Unit. However, the Funds reserve the right to permit or require full or partial in-kind purchases of Creation Units under certain circumstances. If a Fund permits an in-kind transaction, the consideration for purchase of a Creation Unit consists of Deposit Securities constituting a substantial replication, or a representation, or a non-representative sampling as allowed by the Trust’s Custom Basket Procedures, of the securities included in the Fund’s portfolio and an amount of cash (the “Cash Component”) computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit. The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), the Cash Component shall be such negative amount and the creator will be entitled to receive cash from the Fund in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities.

BNY, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the portfolio manager(s) with a view to the investment objective of the Fund.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of the Fund Deposit, BNY, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the Fund.

Cash Purchase. Due to the nature of the securities held by ZSB and ZSC, the Funds will generally require the substitution of an amount of cash to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the Clearing Process (discussed below), or which may not be eligible for trading by an Authorized Participant or the investor for which it is acting (a “cash in lieu” amount).

When, in the sole discretion of the Trust, cash purchases of all or part of a Creation Unit are required, such purchases shall be effected in essentially the same manner as in-kind purchases thereof. In the case of a cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Fund’s brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the Authorized Participant must pay the transaction fees required for the Fund.

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Procedures for Creation of Creation Units. To be eligible to place orders for a Creation Unit, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”), and, in each case, must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to purchase shares of ZSB or ZSC directly from the Fund, including non-standard orders, must be placed for one or more Creation Unit-sized aggregations of shares. All orders for Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the close of the regular trading session on the Listing Exchange (ordinarily 4:00 p.m. Eastern Time (“Closing Time”)) on the date such order is placed in order for the creation of Creation Unit to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. The date on which an order for purchase or redemption of a Creation Unit is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below. Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

Orders for Creation Units of ZSB and ZSC shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, i.e., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders for Creation Units of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Orders for creation or redemption that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders and Redemption Orders Using the Clearing Process. The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Deposit Securities or cash in lieu amounts, as applicable, transferred through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through BNY to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order or redemption order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component (or any cash in lieu amount, if applicable) to the Trust, together with such additional information as may be required by the Distributor. An order for Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor no later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Issuance of a Creation Unit. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component, and cash in lieu amounts, as applicable, have been completed. The delivery of Creation Units generally will occur no later than the prescribed settlement date. However, the Fund reserves the right to settle Creation Unit transactions on a basis other than the normal settlement cycle in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.

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Acceptance of Orders for Creation Units. ZSB and ZSC reserve the right to reject a creation order transmitted to it by the Distributor with respect to the Fund, for reasons including, but not limited to, (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the Deposit Securities delivered are not as disseminated through the facilities of the Listing Exchange for that date by BNY, as described above; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (e) in the event that circumstances outside the control of the Trust, the Distributor, and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, BNY, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. To compensate the Fund for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a creation transaction fee of $250. ZSB and ZSC reserve the right to waive transaction fees, if doing so is in the best interest of the Fund.

The Fund may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a creation of a Creation Unit may be charged a fee for such services.

Redemption

For ZSB and ZSC, shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor and the Fund through BNY and only on a Business Day. The Fund will not redeem shares in amounts less than the size of a Creation Unit. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Fund. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to ZSB and ZSC, BNY, through the NSCC, makes available immediately prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the designated portfolio of securities (“Fund Securities”) per each Creation Unit that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to creations of Creation Units.

ZSB and ZSC will generally provide cash in exchange for a Creation Unit. When in-kind redemptions are allowed, the redemption proceeds for a Creation Unit generally consist of Fund Securities, cash equivalents of Fund Securities, and cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (including cash equivalents of Fund Securities) (the “Cash Redemption Amount”), less a redemption transaction fee described below in the section entitled “Redemption Transaction Fee.” In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

Cash Redemptions. Due to the nature of the securities held by ZSB and ZSC, the Fund will generally permit or require full or partial cash redemptions of Creation Units of the Fund. Such redemptions will be effected in essentially the same manner as in-kind redemptions. In the case of full or partial cash redemptions, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Redemption Amount to be paid to an in-kind redeemer.

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Placement of Redemption Orders Using Clearing Process. For ZSB and ZSC, orders to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by BNY not later than 4:00 p.m., Eastern Time, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Fund after 4:00 p.m., Eastern Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the prescribed settlement date.

Additional Redemption Procedures. Deliveries of redemption proceeds generally will be made by the prescribed settlement date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than the normal settlement cycle. If neither the redeeming shareholder nor the Authorized Participant acting on behalf of such redeeming shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholders will be required to receive redemption proceeds in cash.

Because the portfolio securities of the Fund may trade on the relevant exchange(s) on days that the Listing Exchange is closed or are otherwise not business days for the Fund, shareholders may not be able to redeem their shares, or to purchase or sell shares on the Listing Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

Redemption Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in redemption transactions through the Clearing Process, investors will be required to pay a redemption transaction fee of $250. ZSB and ZSC reserve the right to waive transaction fees, if doing so is in the best interest of the Fund.

The Fund may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

Required Early Acceptance Of Orders. Because the securities held by the Fund may trade in foreign markets, notwithstanding the foregoing, as described in the Participant Agreement and/or the applicable order form, ZSB and ZSC may require orders to be placed prior to the Transmittal Date in order to receive the Transmittal Date’s NAV. The cut-off time to receive the Transmittal Date’s NAV will not precede the calculation of the NAV of the Fund’s shares on the prior Business Day. Orders to purchase shares of the Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) that the equity markets in the relevant foreign market are closed may not be accepted. Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular Business Day, as described in the Participant Agreement and the applicable order form.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

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Broker-dealer firms should also note that dealers who are effecting transactions in shares of a Fund, whether or not participating in the distribution of such shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. Broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to an ordinary secondary market transaction), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus-delivery obligation with respect to Shares are reminded that under Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a national securities exchange member in connection with a sale on the national securities exchange is satisfied if a Fund’s prospectus is made available upon request at the national securities exchange on which the shares of such fund trade. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange and not with respect to other transactions.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectuses entitled “Determination of Net Asset Value.”

The NAV per share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined as of the close of the regular trading session on the Listing Exchange (ordinarily 4:00 p.m., Eastern Time) on each day that such exchange is open, except that the NAV of SDCI is calculated at 2:30 p.m. Eastern Time. If regular trading on the Listing Exchange closes earlier than 4:00 p.m. Eastern Time on a given day, (or earlier than 2:30 p.m. with respect to SDCI), the NAV of the Fund will be calculated as of that earlier time. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. The NAV of the liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In computing a Fund’s NAV, the Fund’s portfolio securities are valued based on market quotations. When market quotations are not readily available for a portfolio security, the Fund must use such security’s fair value as determined in good faith in accordance with the Trust’s Fair Value Pricing Procedures, which are approved by the Board.

Rule 2a-5 under the 1940 Act sets forth the requirements for determining fair value in good faith. Pursuant to Rule 2a-5, the Board, including a majority of Trustees who are not “interested persons” of the Trust, as such term is defined in the 1940 Act, designated the Adviser to perform fair value determinations and act as “valuation designee.” As valuation designee, the Adviser must (i) periodically assess and manage valuation risks; (ii) establish and apply fair value methodologies; (iii) test fair value methodologies; (iv) oversee and evaluate independent pricing services; (v) provide the Board with the reporting required under Rule 2a-5; and (vi) maintain records as required under Rule 31a-4 under the 1940 Act.

The value of a Fund’s portfolio securities is based on such securities’ closing price on local markets when available. If a portfolio security’s market price is not readily available or does not otherwise accurately reflect the fair value of such security, the portfolio security will be valued by another method that the Adviser believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures approved by the Board. Each Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of the Fund’s portfolio security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. In addition, each Fund may fair value foreign equity portfolio securities each day the Fund calculates its NAV. Accordingly, each Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a portfolio security is materially different than the value that could be realized upon the sale of such security. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.

DIVIDENDS AND DISTRIBUTIONS

General Policies

The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Dividends and Distributions.”

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Dividends from net investment income are declared and paid at least monthly with respect to UMI and UMI, at least quarterly with respect to USG, and at least annually with respect to SDCI, USE, ZSB and ZSC. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for a Fund to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of each Fund, net of expenses of each Fund, as if the Fund owned such underlying portfolio securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for U.S. federal income tax purposes for certain shareholders.

Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to satisfy the Annual Distribution Requirement (as defined below) and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service

No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of each Fund through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

TAXATION

The following discussion is a summary of certain U.S. federal income tax considerations affecting the Funds and the purchase, ownership and disposition of Fund shares. It is based upon the Code, the Treasury Regulations promulgated thereunder, judicial authorities, and administrative rulings, published guidance and practices as in effect as of the date of this SAI, all of which are subject to change (possibly with retroactive effect), including the following information which also supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Tax Information.”

This discussion does not constitute a detailed explanation of all U.S. federal income tax aspects affecting the Trust or Fund shareholders and does not purport to deal with the U.S. federal income tax consequences that may be important to particular shareholders in light of their individual investment circumstances or to some types of shareholders subject to special tax rules, such as financial institutions; broker dealers; insurance companies; tax-exempt organizations; partnerships and pass-through entities; persons holding shares in connection with a hedging, straddle, conversion, or other integrated transaction; non-U.S. shareholders (as defined below) engaged in a trade or business in the United States and who hold shares in connection with such business (determined under applicable U.S. federal income tax laws); or persons who have ceased to be U.S. citizens or to be taxed as resident aliens or individual non-U.S. shareholders present in the United States for 183 days or more during a taxable year. This discussion also does not address any aspects of U.S. estate or gift tax or foreign, state, or local tax considerations. This discussion assumes that shareholders hold their shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No ruling has been or will be sought from the IRS regarding any matter discussed herein.

For purposes of this discussion, a “U.S. Shareholder” generally is a beneficial owner of Fund shares who is for U.S. federal income tax purposes:

•	An individual who is a citizen or resident of the United States;
•	A corporation or other entity treated as a corporation, created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;
•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•	A trust if either (i) a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all its substantial decisions, or (ii) if the trust was in existence on August 20, 1996, it was treated as a U.S. person prior to that date, and has made a valid election to be treated as a U.S. person.
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A “Non-U.S. Shareholder” generally is a beneficial owner of Fund shares who is neither a U.S. Shareholder nor a partnership (or an entity or arrangement classified as a partnership for U.S. federal income tax purposes). Non-U.S. Shareholders that hold Fund shares as part of a U.S. trade or business should consult their own tax advisor as to the tax consequences of holding and disposing of Fund shares.

If a partnership, or other entity or arrangement treated as a partnership, for U.S. federal income tax purposes, holds Fund shares, the U.S. federal income tax treatment of the partnership and each partner generally depends on the status of the partner, the activities of the partnership and certain determinations made at the partner level. A partnership (and any partner in such partnership) considering an investment in Fund shares should consult its own tax advisers regarding the U.S. federal income tax consequences of the acquisition, ownership, and disposition of shares by the partnership.

Tax matters are very complicated and the tax consequences to an investor of an investment in shares will depend on the facts of his, her, or its particular situation. The Trust encourages investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal income, estate and gift tax laws; state, local, and foreign tax law; eligibility for the benefits of any applicable tax treaty; and the effect of any possible changes in the tax laws.

Tax Treatment of the Funds

Election to be Taxed as a RIC. Each Fund intends to elect to be treated, and qualify annually thereafter, as a RIC under subchapter M of the Code.

Taxation as a RIC.

If a Fund:

•	qualifies as a RIC; and
•	satisfies the Annual Distribution Requirement (defined below),

then the Fund will not be subject to U.S. federal income tax on the portion of its income and capital gains that it timely distributes (or is deemed to distribute) to shareholders. The Fund will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to shareholders.

To qualify as a RIC, a Fund must, among other things:

•	derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to the business of investing in stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership,” or “QPTP,” hereinafter the “90% Gross Income Test;” and
•	diversify its holdings so that, at the end of each quarter of each taxable year:
o	at least 50% of the value of total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs, and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the RIC’s total assets and not more than 10% of the outstanding voting securities of such issuer, and
o	not more than 25% of the value of total assets is invested in the securities of any issuer (other than U.S. Government securities and the securities of other RICs), the securities (other than securities of other RICs) of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more QPTPs, hereinafter the “Diversification Tests.”

The Funds intend to distribute annually all or substantially all of such income. The Funds may choose to retain net capital gains for investment or any investment company taxable income, and pay the associated U.S. federal corporate income tax.

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As a RIC, a Fund generally is not subject to U.S. federal income tax on investment company taxable income and net capital gains timely distributed to shareholders in any taxable year, if the Fund distributes an amount equal to at least the sum of (i) 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any net realized short-term capital gains over net realized long-term capital losses, and other taxable income (other than any net capital gain), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) 90% of its net tax-exempt interest income (which is the excess of gross tax-exempt interest income over certain disallowed deductions), or the “Annual Distribution Requirement.” Each Fund intends to distribute annually all or substantially all of such income. Generally, if a Fund fails to meet this Annual Distribution Requirement for any taxable year, the Fund will fail to qualify as a RIC for such taxable year. To the extent a Fund meets the Annual Distribution Requirement for a taxable year, but retains net capital gains for investment or any investment company taxable income, the Fund will be subject to U.S. federal income tax on such retained capital gains and investment company taxable income. The Fund may choose to retain net capital gains for investment or any investment company taxable income, and pay the associated U.S. federal corporate income tax. Capital loss carryforwards of a Fund generally can be carried forward indefinitely. The amounts that are available to be carried forward to offset future capital gains are determined under the Code and the applicable Treasury Regulations.

To maintain its qualification as a RIC, a Fund cannot invest more than 25% of its total assets in QPTPs. The MLPs in which UMI intends to invest will generally be QPTPs. As a result, in order to maintain its qualification as a RIC, UMI intends to limit its investment in MLPs, which could reduce the Fund’s return.

U.S. Federal Excise Tax. A Fund will be subject to a nondeductible 4% U.S. federal excise tax on certain undistributed income if the Fund does not distribute to its shareholders in each calendar year an amount equal to at least the sum of 98% of its ordinary income for the calendar year, (ii) 98.2% of its capital gain net income for the twelve months ended October 31 of such year, and (iii) any previously undistributed ordinary income or capital gain net income that the Fund recognized in preceding years, but were not distributed during such years, and on which the Fund did not pay any U.S. federal income tax. The Fund intends to make distributions necessary to avoid the 4% U.S. federal excise tax.

Failure to Maintain RIC Status. If a Fund fails to qualify as a RIC for any year (subject to certain curative measures allowed by the Code), the Fund will be subject to U.S. federal income tax imposed at corporate rates on all of its taxable income derived in that year, regardless of whether the Fund makes any distributions to its shareholders. In addition, distributions by the Funds to their shareholders generally will be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits and possibly eligible for (i) in the case of a non-corporate Fund shareholder, treatment as a qualifying dividend (as discussed below) taxable at the same maximum tax rates applicable to long-term capital gains or (ii) in the case of a corporate Fund shareholder, a dividends-received deduction.

Distributions in excess of a Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s adjusted tax basis, and any remaining distributions would be treated as a capital gain. If a Fund fails to qualify as a RIC for a period greater than two taxable years, in order to qualify as a RIC in a subsequent year the Fund may be subject to U.S. federal income tax imposed at corporate tax rates on any net built-in gains with respect to certain of the Fund assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) that the Fund elects to recognize on requalification or when recognized over the next five years.

Recognition of Income Prior to Receiving Cash. With respect to some or all of their investments, the Funds may be required to recognize taxable income in advance of receiving the related cash payment. For example, if a Fund invests in original issue discount obligations (such as zero coupon debt instruments or debt instruments with payment-in-kind interest), the Fund will be required to include as interest income a portion of the original issue discount that accrues over the term of the obligation, even if the related cash payment is not received by the Fund until a later year. Under the “wash sale” rules, the Fund may not be able to deduct a loss on a disposition of a portfolio security. As a result, the Fund may be required to make an annual income distribution greater than the total cash actually received during the year. Such distribution may be made from the cash assets of the Fund or by selling portfolio securities. A Fund may realize gains or losses from such sales, in which event the Fund’s shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

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Foreign Investments and Taxes. Investment income and gains received by a Fund from foreign investments may be subject to foreign withholding and other taxes, which could decrease the Fund’s return on those investments. The effective rate of foreign taxes to which the Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance. If more than 50% of a Fund’s assets at year-end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Tax Information about Investments in Commodities and Subsidiaries (SDCI, USG, USE, ZSB and ZSC)

Income from commodities is generally not qualifying income for purposes of the 90% Gross Income Test. Consistent with this general statement, the IRS issued a revenue ruling indicating that certain direct investments in commodity-linked derivatives would not produce qualifying income for purposes of the 90% Gross Income Test. The IRS subsequently issued a revenue ruling and several private letter rulings in which it concluded that certain commodity-linked notes and other commodity-linked derivatives qualifying as securities and certain investments in foreign subsidiaries holding commodity-linked derivatives would produce qualifying income for purposes of the 90% Gross Income Test.

As discussed above, each of SDCI, USG, USE, ZSB and ZSC intends to gain exposure to the commodities market primarily through an investment in its Subsidiary. Each Fund expects that its Subsidiary will be treated as a controlled foreign corporation or “CFC.” In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of such corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. shareholders. A “U.S. shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power or 10% or more of the total value of all classes of shares of a corporation. As a U.S. Shareholder, each Fund will be treated as receiving a deemed distribution (taxable as ordinary income) each year from such CFC in an amount equal to the Fund’s pro rata share of the CFC’s income for the tax year (including both ordinary earnings and capital gains),” regardless of whether or not the CFC makes an actual distribution during such year. The Fund will be required to include such deemed distribution in its investment company taxable income, which will be subject to the Annual Distribution Requirement and will be taken into account for purposes of calculating the 4% excise tax.

Treasury regulations provide that the income inclusion from a CFC will be treated as qualifying income for purposes of the 90% Gross Income Test only if the (1) CFC distributes such income in the same taxable year that such income is includable in the RIC’s taxable income or (2) the income inclusion derived with respect to a RIC’s business of investing in stock, securities, or currencies. As a result, the Fund anticipates that its income inclusion from the Subsidiary will be treated as qualifying income for purposes of the 90% Gross Income Test. This tax treatment may be adversely affected by additional changes in legislation, regulations, or other legally binding authority. No assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not qualifying income. If, as a result of any such adverse action, the income of the Fund from the Subsidiary is treated as non-qualifying income, the Fund might fail to qualify as a RIC, in which case, it would be subject to U.S. federal income tax at the Fund level at regular corporate tax rates with no deduction for any distributions paid to shareholders. Should the IRS issue guidance (which could be applied to the Fund retroactively) or Congress enact legislation that adversely affects the tax treatment of the Fund’s investment in the Subsidiary, it could, among other consequences, limit the Fund’s ability to pursue its investment strategy or cause the Fund to fail to qualify as a RIC.

It is expected that all of the Subsidiary’s income will be “subpart F income.” The Fund’s recognition of the Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund and such loss may not be carried forward to offset profit, if any, realized by the Subsidiary in future years.

A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities under certain circumstances without being deemed to be engaged in a U.S. trade or business. However, if certain of the Subsidiary’s activities were deemed not to be of the type described in the safe harbor, then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

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In general, foreign corporations, such as the Subsidiary, that do not conduct a U.S. trade or business are nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands, where the Subsidiary is a resident for U.S. federal income tax purposes, that would reduce this rate of withholding tax. It is not expected that the Subsidiary will derive income subject to such withholding tax.

In addition, to maintain its qualification as a RIC, each Fund intends to limit its investment in its Subsidiary so that it does not constitute more than 25% of its total assets as of the end of any quarter. Each Fund also intends to limit its investments in other commodity-linked derivatives in an effort to maintain its qualification as a RIC.

Derivatives. A Fund’s transactions in derivatives are subject to special provisions of the Code that, among other things, (1) could affect the character, amount and timing of distributions to shareholders of the Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Annual Distribution Requirement and to eliminate its liability for Fund-level U.S. federal income tax and the 4% U.S. federal excise tax (described above).

A Fund may be required for federal income tax purposes to mark-to-market and recognize as income for each taxable year any net unrealized gains and losses on certain futures contracts and option contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures contracts required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss if held directly by the Fund but if held by the Subsidiary as is expected such gains will be recognized as ordinary income by the Fund to the extent of the Subsidiary’s annual net earnings if any. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts or certain option contracts to the extent of any unrecognized gains on related positions held by the Fund.

PFIC Investments. A Fund may purchase shares in a foreign corporation treated as a “passive foreign investment company” (or “PFIC”) for U.S. federal income tax purposes. As a result, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains. This additional tax and interest may apply even if the Fund makes a distribution in an amount equal to any “excess distribution” or gain from the disposition of such shares as a taxable dividend by it to its shareholders.

In lieu of the increased income tax and deferred tax interest charges on excess distributions on and dispositions of a PFIC’s shares, each Fund can elect to treat the underlying PFIC as a “qualified electing fund,” provided that the PFIC agrees to provide the Fund with adequate information regarding its annual results and other aspects of its operations. With a “qualified electing fund” election in place, the Fund must include in its income each year its share (whether distributed or not) of the ordinary earnings and net capital gain of a PFIC.

In the alternative, each Fund can elect, under certain conditions, to mark-to-market at the end of each taxable year its PFIC shares. The Fund would recognize as ordinary income any increase in the value of the PFIC shares and as an ordinary loss (up to any prior income resulting from the mark-to-market election) any decrease in the value of the PFIC shares.

With a “mark-to-market” or “qualified electing fund” election in place on a PFIC, the Fund might be required to recognize in a year income in excess of its actual distributions on and proceeds from dispositions of the PFIC’s shares. Nonetheless, the Fund would be required to timely distribute such income to shareholders in order to satisfy the Annual Distribution Requirement and to eliminate its liability for Fund-level U.S. federal income tax and the 4% U.S. federal excise tax (described above).

Income inclusions from a qualified electing fund will be “good income” for purposes of the 90% Gross Income Test provided that they are derived in connection with the Fund’s business of investing in stocks and securities or the qualified electing fund distributes such income to the Fund in the same taxable year to which the income is included in the Fund’s income.

Foreign Currency Transactions. Gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income, expenses, or other items denominated in a foreign currency and the time the Fund actually collects or pays such items are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

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Special or Uncertain Tax Consequences. Each Fund’s investment or other activities could be subject to special and complex tax rules that may produce differing tax consequences, such as disallowing or limiting the use of losses or deductions (such as the “wash sale” rules), causing the recognition of income or gain without a corresponding receipt of cash, affecting the time as to when a purchase or sale of stock or securities is deemed to occur or altering the characterization of certain complex financial transactions. Each Fund will monitor its investment activities for any adverse effects that may result from these special tax rules.

Each Fund may engage in investment or other activities the treatment of which may not be clear or may be subject to recharacterization by the IRS. In particular, the treatment of swaps and other derivatives and income from foreign currency transactions is unclear for purposes of determining the Fund’s status as a RIC. If a final determination on the tax treatment of a Fund’s investment or other activities differs from the Fund’s original expectations, the final determination could adversely affect the Fund’s status as a RIC or the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell assets, alter its portfolio, or take other action in order to comply with the final determination.

Capital Loss Carryforwards. For federal income tax purposes, each Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains, if any. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations. Any such loss carryforwards will retain their character as short-term or long-term. In the event that a Fund were to experience an ownership change as defined under the Code, the capital loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.

Post-October Losses. In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, a Fund generally may also elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

REITs. Certain of UDI’s holdings in real estate assets may be held through one or more entities treated as real estate investment trusts or “REITs” for U.S. federal income tax purposes. To obtain the favorable tax treatment afforded to REITs under the Code, among other things, such REIT generally will be required each year to distribute to its shareholders at least 90% of its REIT taxable income determined without regard to the dividends-paid deduction and excluding net capital gain. To the extent that it does not distribute all of its net capital gains, or distributes at least 90%, but less than 100%, of its REIT taxable income, as adjusted, it will have to pay an entity-level tax on amounts retained. Furthermore, if it fails to distribute during each calendar year at least the sum of (a) 85% of its ordinary income for that year, (b) 95% of its capital gain net income for that year, and (c) any undistributed taxable income from prior periods, it would have to pay a 4% nondeductible U.S. federal excise tax on the excess of the amounts required to be distributed over the sum of (x) the amounts that it actually distributed and (y) the amounts it retained and upon which it paid income tax at the entity level. These requirements could cause it to distribute amounts that otherwise would be spent on investments in real estate assets, and it is possible that the REIT might be required to borrow funds, possibly at unfavorable rates, or sell assets to fund the required distributions. In addition, in order to qualify as a REIT, not more than 50% of the value of each REIT’s shares may be owned, directly or indirectly, through the application of certain attribution rules under the Code, by any five or fewer individuals, as defined in the Code to include specified entities, during the last half of any taxable year other than a REIT’s first taxable year.

If a REIT fails to qualify as a REIT for any taxable year and it does not qualify for certain statutory relief provisions, it will be subject to U.S. federal income tax on its taxable income at the applicable corporate income tax rate. In addition, it would generally be disqualified from treatment as a REIT for the four taxable years following any taxable year in which it fails to qualify as a REIT. Loss of REIT status would reduce such REIT’s net earnings available for investment or distribution to the Fund as a result of the imposition of entity-level tax on the REIT.

Master Limited Partnerships. (UMI). UMI may invest up to 25% of its total assets in certain MLPs. The Fund’s ability to meet its investment objective relies in part upon the level of taxable income it receives from the MLPs in which it invests, a factor over which the Fund has no control. The benefit the Fund derives from investing in MLPs is largely dependent on their being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income at the applicable corporate tax rate. This would have the effect of reducing the amount of cash available for distribution by an MLP and could result in a significant reduction in the value of the Fund’s investment. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits. To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in the amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for U.S. federal income tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests.

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As a limited partner in such MLPs, UMI will be allocated its pro rata share of each MLP’s income, gains, losses, deductions, and credits. The Fund expects that a significant portion of its allocable share of taxable income and gains from the MLPs will be offset by its allocable share of tax deductions from such MLPs. As a result, such MLPs may make distributions to the Fund that represent non-taxable return of capital distributions. The percentage of an MLP’s taxable income that is offset by taxable deductions will fluctuate over time for various reasons. To the extent that an MLP reduces its pace of acquiring new investments, tax deductions for depreciation and amortization may similarly be reduced. A reduction in the percentage of the income from an MLP offset by tax deductions or gains as a result of the sale of portfolio securities will reduce that portion, if any, of the Fund’s distribution treated as a tax-deferred return of capital and increase that portion treated as dividend income, resulting in a relative increase in the amount of taxable distributions to the shareholder compared to non-taxable distributions. In addition, when the Fund receives return of capital distributions from an MLP, its adjusted tax basis in the limited partnership interests in such MLP is reduced by the non-taxable portion of such distributions. This will result in an increase in the amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for U.S. federal income tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from an MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued. The Fund will rely on information that is timely provided by MLPs to determine the tax character of the distributions to shareholders. To the extent such information is not timely provided, the Fund intends to rely on its own data, and the Fund may restate the character of its distributions and amend any shareholder tax reporting previously issued. Without regard to whether the fund restates the character of its distributions and amends any shareholder tax reporting previously provided, the shareholder may be required to report and pay tax based on the information provided by the MLPs.

Tax Treatment of U.S. Shareholders

Fund Distributions. In general, Fund distributions are subject to U.S. federal income tax when paid, regardless of whether they consist of cash or property or are re-invested in Fund shares. However, any Fund distribution declared in October, November, or December of any calendar year and payable to shareholders of record on a specified date during such month will be deemed to have been received by the Fund shareholder on December 31 of such calendar year, provided such dividend is actually paid during January of the following calendar year.

Distributions of a Fund’s investment company taxable income (i.e., net investment income and net short-term capital gains) are taxable as ordinary income to the extent of the Fund’s current or accumulated earnings and profits. Distributions of a Fund’s realized net long-term capital gains in excess of realized net short-term capital losses properly reported by the Fund as “capital gain dividends” are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, regardless of the Fund shareholder’s holding period in the Fund’s shares.

“Qualified dividend income” received by an individual is taxed at the rates applicable to net capital gain. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a PFIC. In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

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In general, dividends of net investment income received by corporate shareholders of the Funds may qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for 45 days or less (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

Distributions in excess of earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s common stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. shareholder.

Any distributions reinvested in additional shares will nevertheless remain taxable to the U.S. shareholder. The U.S. shareholder will have an adjusted tax basis in the additional shares equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are acquired by the U.S. shareholder.

Each Fund intends to distribute its long-term capital gains at least annually. However, by providing written notice to its shareholders no later than 60 days after its year-end, a Fund may elect to retain some or all of its long-term capital gains and designate the retained amount as a “deemed distribution.” In that event, the Fund pays income tax on the retained long-term capital gain, and the Fund shareholder recognizes a proportionate share of the Fund’s undistributed long-term capital gain. In addition, a Fund shareholder can claim a refundable tax credit for the shareholder’s proportionate share of the Fund’s income taxes paid on the undistributed long-term capital gain and increase the adjusted tax basis of the Fund shares by an amount equal to the shareholder’s proportionate share of the Fund’s undistributed long-term capital gains, reduced by the amount of the shareholder’s tax credit.

Long-term capital gains of non-corporate Fund shareholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 20%. In addition, Fund distributions of qualifying dividend income to non-corporate Fund shareholders may qualify for taxation at long-term capital gain rates.

Investors considering buying Fund shares just prior to a distribution should be aware that, although the price of a Fund’s shares purchased at such time may reflect the forthcoming distribution, such distribution nevertheless may be taxable (as opposed to a non-taxable return of capital).

In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, a Fund generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

Individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to ordinary dividends received from REITs (“qualified REIT dividends”) and certain taxable income from certain MLPs. Applicable Treasury Regulations permit a RIC to pass through to its shareholders qualified REIT dividends eligible for the 20% deduction. However, the regulations do not provide a mechanism for a RIC to pass through to its shareholders income from MLPs that would be eligible for such deduction if received directly by the shareholders.

In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, a Fund generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

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Sales of Fund Shares. A U.S. shareholder generally will recognize gain or loss on the sale, exchange or other taxable disposition of Fund shares in an amount equal to the difference between the amount realized on the disposition of the shares and the U.S. shareholder’s adjusted tax basis in the shares. Generally, gain recognized by a U.S. shareholder on the disposition of Fund shares will result in capital gain or loss to a U.S. shareholder, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss recognized by a U.S. shareholder upon the disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the U.S. shareholder. A loss recognized by a U.S. shareholder on a disposition of Fund shares will be disallowed as a deduction if the U.S. shareholder acquires additional Fund shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed. In this case, the adjusted tax basis of the shares acquired will be adjusted to reflect the disallowed loss.

Each Fund (or financial intermediaries, such as brokers, through which shareholders own Fund shares) is required to report adjusted cost basis information for covered securities, which generally include shares of a RIC, to the IRS and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Issuance and Redemption of Creation Units. With respect to in-kind transactions, on an issue of shares as part of a Creation Unit, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at issue) of the issued Fund shares (plus any cash received by the Authorized Participant as part of the issue) and (ii) the Authorized Participant’s aggregate adjusted tax basis in the exchanged securities (plus any cash paid by the Authorized Participant as part of the issue). With respect to in-kind transactions, on a redemption of a Creation Unit, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at redemption) of the securities received (plus any cash received by the Authorized Participant as part of the redemption) and (ii) the Authorized Participant’s adjusted tax basis in the redeemed Fund shares (plus any cash paid by the Authorized Participant as part of the redemption). However, the IRS may assert, under the “wash sale” rules or on the basis that there has been no significant change in the Authorized Participant’s economic position, that any loss on an issue or redemption of Creation Units cannot be deducted currently.

In general, any capital gain or loss recognized upon the issue or redemption of Fund shares (as components of a Creation Unit) is treated either as long-term capital gain or loss, if the deposited securities (in the case of an issue) or the Fund shares (in the case of a redemption) have been held for more than one year, or otherwise as short-term capital gain or loss. However, any capital loss on a redemption of Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.

As a result of U.S. federal income tax requirements, the Trust on behalf of each Fund, has the right to reject an order for a creation of shares if the Authorized Participant (or group of Authorized Participants) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the deposited securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Medicare Tax. In addition, if applicable to a shareholder, a 3.8% Medicare tax will be imposed on net investment income. Please consult your tax advisor regarding this tax.

Backup Withholding. A Fund may be required to withhold U.S. federal income tax (currently, at a rate of 24%) (“backup withholding”) from all distributions to any U.S. shareholder of the Fund (1) who fails to furnish the Fund with a correct U.S. taxpayer identification number or a certificate that such shareholder is exempt from backup withholding or (2) with respect to whom the IRS notifies the Fund that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. The taxpayer identification number of an individual who is a U.S. Shareholder generally is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Shareholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.

Tax Shelter Reporting Regulations. If the Fund shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual Fund shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the Fund shareholder must file a disclosure statement with the IRS. Significant penalties may be imposed upon the failure to comply with these reporting rules.

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Special Issues for Non-U.S. Shareholders

In general. Non-U.S. Shareholders who do not hold Fund shares as part of a U.S. trade or business generally will be subject to withholding tax at a rate of 30% (or at a lower rate established under an applicable tax treaty) on distributions of the Fund’s ordinary income unless an exception applies. Subject to the discussion regarding backup withholding and FATCA, defined below, no withholding is generally required with respect to certain distributions of (i) U.S. source interest income, and (ii) net short term capital gains in excess of net long term capital losses, in each case to the extent the Fund properly reports such distributions as “interest-related dividends” or “short-term capital gain dividends” and certain other requirements were satisfied. The Fund anticipates that a portion of distributions will be eligible for this exception from withholding; however, the Fund cannot determine what portion of distributions (if any) will be eligible for this exception until after the end of their taxable year. No certainty can be provided that any distributions will be reported as eligible for this exception.

Under current law, a Non-U.S. Shareholder who does not hold Fund shares as part of U.S. trade or business generally is not subject to U.S. federal income tax on gain realized on a sale or exchange of Fund shares unless (i) in the case of an individual Non-U.S. Shareholder, such shareholder is physically present in the United States for at least 183 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the Non-U.S. Shareholder held such Fund shares and the five-year period ending on the date of the disposition of those shares, the Fund was a “U.S. real property holding corporation” (as defined below) and the Non-U.S. Shareholder actually or constructively held more than 5% of the Fund shares of the same class. In the case of a disposition described in clause (ii) of the preceding sentence, the gain generally would be taxed in the same manner as for a domestic Fund shareholder and in certain cases will be collected through withholding at the applicable rate. No Fund anticipates that it will be a U.S. real property holding corporation.

Unless treated as a “domestically-controlled” RIC, a Fund will be a “U.S. real property holding corporation” if the fair market value of its U.S. real property interests (which includes shares of U.S. real property holding corporations and certain participating debt securities) equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. A “domestically controlled” RIC is any RIC in which at all times during the relevant testing period more than 50% in value of the RIC’s stock was owned by U.S. persons.

In general, if a Fund is a “U.S. real property holding corporation” (and the exceptions for “domestically controlled” RICs and publicly-traded RICs do not apply), distributions by the Fund attributable to gains from “U.S. real property interests” (including gain on the sale of shares in certain “non-domestically controlled” REITs and certain capital gain dividends from REITs) will be treated as income effectively connected to a trade or business within the United States, subject generally to tax at the same rates applicable to domestic Fund shareholders and, in the case of a corporate Non-U.S. Shareholder, a “branch profits” tax at a rate of 30% (or other applicable lower rate under an income tax treaty) may apply. Such distributions will be subject to U.S. withholding tax and will generally give rise to an obligation on the part of the Non-U.S. Shareholder to file a U.S. federal income tax return.

Even if a Fund is treated as a U.S. real property holding company, distributions on and sales of the Fund shares will not be treated as income effectively connected with a U.S. trade or business in the case of a Non-U.S. Shareholder owning (for the applicable period) 5% or less (by class) of the Fund shares. Investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described rules.

Non-U.S. Shareholders should provide each Fund or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E or an acceptable substitute or successor form for establishing that it is a Non-U.S. Shareholder and establishing an exemption from backup withholding. To claim a credit or refund for any Fund-level U.S. federal income taxes on any undistributed long-term capital gains (as discussed above) or any taxes collected through withholding or to claim a benefit under an applicable tax treaty, a Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and may be required to file a U.S. federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. Special certification requirements apply to a Non-U.S. Shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisor.

Non-U.S. Shareholders that engage in certain “wash sale” and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from a Fund that would be treated as gain effectively connected with a U.S. trade or business or avoiding withholding tax will be treated as having received such distributions. Non-U.S. Shareholders should consult their tax advisers regarding the application of these rules.

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Foreign Account Tax Compliance Act. Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs (i) enter into an agreement with the U.S. Department of the Treasury to report certain required information with respect to accounts held by certain specified U.S. persons (or held by foreign entities that have certain specified U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the IRS to provide such information and are in compliance with the terms of such IGA and any implementing legislation or regulation. The types of income subject to the tax include U.S.-source interest and dividends. While the Code would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends, the U.S. Department of the Treasury has indicated its intent to eliminate this requirement in proposed regulations, which state that taxpayers may rely on the proposed regulations until final regulations are issued. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on certain payments to certain foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% owner that is a specified U.S. person or provides the withholding agent with identifying information on each greater than 10% owner that is a specified U.S. person. Depending on the status of the Fund shareholder and the status of the intermediaries through which they hold their shares, Fund shareholders could be subject to this 30% withholding tax with respect to distributions on their shares. Under certain circumstances, the Fund shareholder might be eligible for refunds or credits of such taxes.

OTHER INFORMATION

The Funds are not sponsored, endorsed, sold, or promoted by the Listing Exchange. The Listing Exchange makes no representation or warranty, express or implied, to the owners of shares or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of a Fund to achieve its investment objective. The Listing Exchange has no obligation or liability in connection with the administration, marketing, or trading of the Funds.

Shareholder inquiries may be made by writing to the Trust, c/o USCF Advisers LLC, 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596.

FINANCIAL STATEMENTS

The Funds’ audited financial statements and report of [ ], as the independent registered public accounting firm, are hereby incorporated by reference to the Annual Report for the Trust for the fiscal period ended June 30, 2026. You can obtain a copy of the Trust’s Annual Report without charge by calling the Fund at 1-800-920-0259 or by visiting www.uscfinvestments.com.

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APPENDIX A

USCF ADVISERS LLC
PROXY VOTING GUIDELINES

General Introduction

USCF Advisers LLC (“the Adviser” or “USCF”) has adopted the following policies and procedures (the “Proxy Guidelines”), as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, to ensure that proxies on securities held by its investment advisory clients are voted in the best interests of such clients. These Proxy Guidelines apply to the USCF ETF Trust (“Trust”) which is an investment company registered under the Investment Company Act of 1940 (the “1940 Act”) for which the Adviser serves as an “investment adviser” (as defined in Section 2(a)(20) of the 1940 Act), provided that the Board of Trustees (“Trustees”) of the Trust has delegated to the Adviser the authority to vote proxies on securities held by any series of the Trust (individually a “Fund” and collectively the “Funds”) and provided that the Adviser has not otherwise delegated such authority to a sub-adviser to vote proxies on behalf of a Fund.

When the Adviser votes proxies for a Fund, it acts as the Fund agent and is subject to a fiduciary duty to vote proxies in a manner that the Adviser believes is consistent with the best interests of the Fund that owns the related security.

Proxy Voting Policy and Arrangements with Proxy Voting Vendor

USCF recognizes the growing view that sustainability or environmental, social, and corporate governance (ESG) factors could present material risks to portfolio investments. USCF has determined that it is in the best interests of shareholders to vote proxies in accordance with these principles. As a result, USCF has contracted with Institutional Investor Services (“ISS” or “proxy vendor”), an independent third-party proxy vendor, to provide vote recommendations according to proxy voting guidelines that are consistent with the objectives of sustainability-minded investors and fiduciaries. On matters of ESG import, ISS’ Sustainability Policy seeks to promote support for recognized global governing bodies promoting sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights to a set of pre-determined proxy voting policy guidelines.

It is USCF’s policy to follow and vote proxies in accordance with the recommendations of the ISS International and United States Sustainability Proxy Voting Guidelines (“ISS Guidelines”). A copy of the ISS Guidelines can be found at www.issgovernance.com. USCF has also contracted with ISS not only to act as agent for the proxy voting process but also to maintain records on its proxy voting on behalf of the Funds.

There may be occasional circumstances in which USCF exercises its voting discretion to deviate from the proxy vendor’s recommendation. USCF’s action in these cases is described in the Conflicts of Interest section of these Proxy Guidelines.

Proxy Voting Oversight

The Adviser’s Chief Compliance Officer (“CCO”), the Operations Manager, and one or more Portfolio Managers (the “Group”) are responsible for the general oversight of the proxy voting process. As a result, the Group, either individually or collectively, will perform the following tasks in satisfying this responsibility:

•	Review annually, and revise as necessary, these Proxy Guidelines.
•	Review annually the ISS Guidelines to determine that they continue to be consistent with the Proxy Guidelines and reasonably designed to be in the best interests of the Trust; and
•	Annually review a sample of proxy votes taken to determine whether those votes were consistent with these Proxy Guidelines, including any votes where USCF determined it had a material conflict of interest.

The CCO shall coordinate a meeting, at least annually, to discuss the aforementioned with the Group.

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Initial and Periodic Due Diligence of Proxy Vendors

When considering whether to retain or continue retaining USCF’s proxy vendor to provide voting recommendations, the CCO will conduct due diligence of the proxy vendor and will consider factors such as the following:

•	The proxy vendor’s capacity and competency to adequately analyze the matters for which the investment adviser is responsible for voting.
•	The adequacy and quality of the proxy vendor’s personnel, processes, and technology.
•	The adequacy of the proxy vendor’s process for seeking timely input from issuers and proxy vendor clients with respect to proxy voting policies, methodologies, and peer group constructions, including for “say-on-pay” votes.
•	The proxy vendor’s engagement with issuers, including the firm’s process for ensuring that it has complete and accurate information about the issuer and each particular matter, and the firm’s process, if any, for investment advisers to access the issuer’s views about the firm’s voting recommendations in a timely and efficient manner.
•	The adequacy of the proxy vendor’s disclosures regarding its sources of information and methodologies for formulating voting recommendations and, in making such recommendations, whether it uses any third party information.
•	The proxy vendor’s consideration of factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote.
•	The proxy vendor’s policies and procedures for identifying and addressing conflicts of interest.
•	Whether the proxy vendor updates the Adviser regarding business changes that may affect the proxy vendor’s capacity and competency to provide independent proxy voting advice or carry out voting instructions.
•	Whether the proxy vendor appropriately updates its methodologies, guidelines, and voting recommendations on an ongoing basis, including in response to feedback from issuers and their shareholders; and
•	The proxy voting vendor’s policies and procedures for implementing an investment adviser’s proxy voting instructions if any to keep confidential Frontier’s non-public information, including USCF’s intention to proxy votes.

At least annually, the CCO will provide the Group with a report on the results of the review and a recommendation whether to retain the proxy vendor.

Conflicts of Interest

Because of the limited scope of the business of the Adviser, it does not expect conflicts between the interests of the Adviser and those of the Funds with respect to voting proxies to arise frequently. However, if proxies are being solicited with respect to an issuer that currently or periodically does any business with the Adviser or its affiliates (including, for example, as a broker executing transactions for the Adviser’s clients, or as a customer of an affiliate of the Adviser) or any other potential conflict of interest, the proxy shall be referred to the CCO before it is voted.

If the CCO determines that a material conflict exists, the CCO will consult with the Operations Manager, and one or more Portfolio Managers responsible for the general oversight of the proxy voting process. The Group will decide to vote the proxy by: (a) following the recommendations of the proxy vendor; or (b) by voting the proxy by not taking into consideration the relationship that gave rise to the conflict and voting the proxy in the best interest of the Fund.

Recordkeeping

USCF will maintain in an easily accessible place for a period of six years, the first two years in an easily accessible place, all records relating to proxy voting. These records include the following:

•	A copy of the proxy voting policy.
•	A copy of each proxy statement received on behalf of the Funds.
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•	A record of each vote cast on behalf of the Funds.
•	A copy of all documents created by USCF’s personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and
•	A copy of each written request by an investor for information on how USCF voted proxies, as well as a copy of any written response.

USCF reserves the right to maintain certain proxy records with the proxy vendor or any other entity in accordance with all applicable regulations.

Amended: December 1, 2022

Proxy Voting Guidelines of SummerHaven Investment Management, LLC

I.	STATEMENT OF POLICY

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Sub-Adviser generally retains proxy-voting authority with respect to securities purchased for its Securities Clients. Under such circumstances, the Sub-Adviser votes proxies in the best interest of those Securities Clients and in accordance with these policies and procedures.

II.	USE OF THIRD-PARTY PROXY VOTING SERVICE

The Sub-Adviser has entered into an agreement with Institutional Shareholder Services Inc. (the “Proxy Voting Service”), an independent third party, for the Proxy Voting Service to provide the Sub-Adviser with its research on proxies and to facilitate the electronic voting of proxies.

The Sub-Adviser has instructed the Proxy Voting Service to execute all proxies in accordance with its recommendations unless otherwise instructed by the Sub-Adviser.

The SEC has expressed its view that although the voting of proxies remains the duty of a registered adviser, an adviser may contract with service providers to perform certain functions with respect to proxy voting so long as the adviser is comfortable that (i) the proxy voting service is independent from the issuer companies on which it completes its proxy research, and (ii) the adviser maintains ongoing oversight of delegated proxy voting functions.

In assessing whether a proxy voting service is independent (as defined by the SEC), the SEC counsels investment advisers that they should not follow the recommendations of an independent proxy voting service without first determining, among other things, that in making this determination the proxy voting service (i) has the capacity and competence to adequately analyze proxy issues, and (ii) is in fact independent and can make recommendations in an impartial manner in the best interests of the adviser’s clients.

At a minimum annually, or more frequently as deemed necessary, the Compliance Officer will seek to ensure that a review of the independence and impartiality of the Proxy Voting Service is carried out, including obtaining certification or other information from the Proxy Voting Service to enable the Sub-Adviser to make such an assessment. The Compliance Officer will also monitor any new SEC interpretations regarding the voting of proxies and the use of third-party proxy voting services and revise the Sub-Adviser’s policies and procedures as necessary.

Proxies relating to securities held in Securities Client accounts will be sent directly to the Proxy Voting Service. If a proxy is received by the Sub-Adviser and not sent directly to the Proxy Voting Service, the Compliance Officer will promptly forward it to the Proxy Voting Service. In the event that (i) the Proxy Voting Service is unable to complete/provide its research regarding a security on a timely basis, (ii) the Compliance Officer or the Proxy Voting Service determines that the Proxy Voting Service has a conflict of interest with respect to voting a proxy, or (iii) the Sub-Adviser has made a determination that it is in the best interests of the Securities Clients for the Sub-Adviser to vote a proxy, the Sub-Adviser’s general proxy-voting procedures are required to be followed, as follows. The Compliance Officer will:

1.	Keep a record of each proxy received;
2.	Forward the proxy to the Portfolio Manager responsible for managing the assets of the Securities Clients on behalf of the Sub-Adviser;
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3.	Determine which Securities Clients hold the security to which the proxy relates;
4.	Provide the Portfolio Manager with a list of Securities Clients that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which the Sub-Adviser must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place;
5.	Absent material conflicts (see Section V), the Portfolio Manager will determine whether the Sub-Adviser will follow the Proxy Voting Service’s recommendation or vote the proxy directly in accordance with the Sub-Adviser’s voting guidelines. The Portfolio Manager will send his decision on how the Sub-Adviser will vote a proxy to the Proxy Voting Service, or will instruct the Compliance Officer to vote and mail the proxy in a timely and appropriate manner; and
6.	Perform reconciliations to ensure that all proxies are voted (e.g., reconcile the list of Securities Clients for which the Sub-Adviser has proxy voting obligations against a list of votes cast by the Sub-Adviser or by the Proxy Voting Service for Securities Clients) or that the Sub-Adviser has determined that not voting for a particular Securities Client is appropriate.
III.	VOTING GUIDELINES

To the extent the Sub-Adviser determines to vote a proxy directly (i.e., does not utilize the Proxy Voting Service), the Sub-Adviser will vote such proxy in the best interests of each particular Securities Client, which may result in different voting results for proxies for the same issuer. The Sub-Adviser believes that voting proxies in accordance with the following guidelines is in the best interests of its Securities Clients.

•	Generally, the Sub-Adviser will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.
•	Generally, the Sub-Adviser will vote against proposals that make it more difficult to replace members of the issuer’s board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

For other proposals, the Sub-Adviser shall determine whether a proposal is in the best interests of its Securities Clients and may take into account the following factors, among others:

•	whether the proposal was recommended by management and the Sub-Adviser’s opinion of management;
•	whether the proposal acts to entrench existing management; and
•	whether the proposal fairly compensates management for past and future performance.
IV.	DISCLOSURE
A.	The Sub-Adviser will disclose in its Form ADV Part 2 that Securities Clients may contact the Compliance Officer via e-mail or telephone in order to obtain information on how the Sub-Adviser voted such Securities Client’s proxies, and to request a copy of these policies and procedures. If a Securities Client requests this information, the Compliance Officer will prepare a written response to the Securities Client that lists, with respect to each voted proxy that the Securities Client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how the Sub-Adviser voted the Securities Client’s proxy.
B.	A concise summary of these Proxy Voting Policies and Procedures will be included in the Sub-Adviser’s Form ADV Part 2, and will be updated whenever these policies and procedures are updated.
V.	POTENTIAL CONFLICTS OF INTEREST OF THE SUB-ADVISER
A.	In the event that the Sub-Adviser is directly voting a proxy, the Compliance Officer will examine conflicts that exist between the interests of the Sub-Adviser and its Securities Clients. This examination will include a review of the relationship of the Sub-Adviser, its personnel and its affiliates with the issuer of each security and any of the issuer’s affiliates to determine if the issuer is a Securities Client of the Sub-Adviser or an affiliate of the Sub-Adviser or has some other relationship with the Sub-Adviser, its personnel or a Securities Client of the Sub-Adviser.
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B.	If, as a result of the Compliance Officer’s examination, a determination is made that a material conflict of interest exists, the Sub-Adviser will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the Securities Client. If the proxy involves a matter covered by the voting guidelines and factors described above, the Sub-Adviser will generally vote the proxy in accordance with the voting guidelines. Alternatively, the Sub-Adviser may vote the proxy in accordance with the recommendation of the Proxy Voting Service.

The Sub-Adviser may disclose the conflict to the affected Securities Clients and, except in the case of Securities Clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), give the Securities Clients the opportunity to vote their proxies themselves. In the case of ERISA Securities Clients, if the Investment Management Agreement reserves to the ERISA Securities Client the authority to vote proxies when the Sub-Adviser determines it has a material conflict that affects its best judgment as an ERISA fiduciary, the Sub-Adviser will give the ERISA Securities Client the opportunity to vote the proxies itself. Absent the Securities Client reserving voting rights, the Sub-Adviser will either vote the proxies in accordance with the policies outlined in Section III “Voting Guidelines” above or vote the proxies in accordance with the recommendation of the Proxy Voting Service.

VI.	PROXY RECORDKEEPING

The Compliance Officer will maintain files relating to the Sub-Adviser’s proxy voting procedures in an easily accessible place. (Under the services contract between the Sub-Adviser and its Proxy Voting Service, the Proxy Voting Service will maintain the Sub-Adviser’s proxy-voting records). Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the most recent two years kept in the offices of the Sub-Adviser. Records of the following will be included in the files:

1.	Copies of these proxy voting policies and procedures, and any amendments thereto;
2.	A copy of each proxy statement that the Sub-Adviser receives regarding Securities Client securities (the Sub-Adviser may rely on third parties or EDGAR);
3.	A record of each vote that the Sub-Adviser casts;
4.	A copy of any document the Sub-Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision. (For votes that are inconsistent with the Sub-Adviser’s general proxy voting polices, the reason/rationale for such an inconsistent vote is required to be briefly documented and maintained); and
5.	A copy of each written Securities Client request for information on how the Sub-Adviser voted such Securities Client’s proxies, and a copy of any written response to any (written or oral) Securities Client’s request for information on how the Sub-Adviser voted its proxies.
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Proxy Voting Guidelines of Miller/Howard Investments, Inc.

Proxy Voting Policy

Miller/Howard Investments, Inc. (“Miller/Howard”) recognizes, as a fiduciary to our clients and as a matter of policy, that proxy voting is a valuable right of shareholders. Proxy voting is a direct way for an investor to communicate to a company his or her opinions on management’s policies—typically during the company’s Annual General Meeting (AGM). Miller/Howard supports voting proxies consistent with our financial and governance goals, and commitments to our clients. For more information regarding these objectives or about Miller/Howard’s Sustainable Income Opportunities®, please refer to our ESG Investment and Engagement Policy on mhinvest.com.

During each AGM, in addition to the routine items placed on the ballot by management, there may be other important items put forward by shareholders in the form of shareholder resolutions. We support resolutions—whether raised by management or shareholders—that we believe will maintain or increase shareholder value, and generally support resolutions that ask for reports on specific policies and practices with respect to the environment, human rights, labor standards, diversity, nondiscrimination, executive compensation, political spending or lobbying activities. The primary goal of the shareholder resolution process is to bring concerns to the attention of company management and other shareholders, which will hopefully result in dialogue and the redress of concerns. We support the right of both shareholders and stakeholders to pursue such discussions.

ADMINISTRATION AND RESEARCH

Miller/Howard utilizes the services of proxy voting vendor(s) for the facilitation of electronic voting of ballots, records retention, and accessing research reports and recommendations. We seek research and recommendations aligned with our financial and governance goals, including those reflecting our commitment as a signatory to the United Nations Principles for Responsible Investment.

We affirm each ballot, ensuring that voting decisions are in what we believe are the best interests of our clients and in alignment with our policies and objectives.

LIMITATIONS, DISCLOSURE, AND UPDATES

Proxy voting responsibility will be determined at the opening of all new client relationships. For those clients who have retained proxy voting authority, Miller/Howard has no responsibility to receive, vote, or otherwise advise voting. Additionally, Miller/Howard may refrain from voting a proxy if the shares are unsupervised, no longer held by the client at the time of the meeting, or not delivered to us by the account custodian.

Miller/Howard discloses a summary of our Proxy Voting Policy in our Form ADV Part 2. On an annual basis, Miller/Howard will amend or update this policy, as necessary, to remain consistent and current with our proxy practices. Client interests, compliance, and regulatory requirements will be reviewed and addressed.

Our proxy voting record and other reports are available on our website or upon request via phone (toll free at 855-679-9166) or email at compliance@mhinvest.com. Other questions may be sent to our ESG team at esg@mhinvest.com.

Miller/Howard Investments, Inc.
The Fuller Building
45 Pine Grove Ave | Suite 301
Kingston, NY 12401
(ph) 845-679-9166
esg@mhinvest.com | www.mhinvest.com

PART C
OTHER INFORMATION
USCF ETF TRUST

Item 28. Exhibits

(a)	(1)	Amended and Restated Certificate of Trust of USCF ETF Trust(2)

(2)	Amended and Restated Declaration of Trust of USCF ETF Trust(2)

(b)	Bylaws of USCF ETF Trust(11)

(c)	See Article 4, Article 8, Section 9.3, and Section 10.3 of USCF ETF Trust’s Amended and Restated Declaration of Trust, dated June 16, 2014, filed as Exhibit (a)(2) to Pre-Effective Amendment No. 1 to the Registration Statement filed on June 27, 2014

(d)	(1)	Investment Advisory Agreement by and between USCF ETF Trust and USCF Advisers LLC, dated as of April 10, 2018(15)

(2)	Investment Advisory Agreement by and between USCF Cayman Commodity 2 and USCF Advisers LLC, dated as of April 18, 2018(4)

(3)	Sub-Advisory Agreement by and between USCF Advisers LLC and SummerHaven Investment Management, LLC, dated as of May 29, 2020, on behalf of the USCF Cayman Commodity 2(7)

(4)	Sub-Advisory Agreement by and between USCF Advisers LLC and Miller/Howard Investments, Inc., dated as of February 18, 2021(11)

(5)	Investment Advisory Agreement by and between USCF Cayman Commodity 4 and USCF Advisers LLC, dated as of June 1, 2021(10)

(6)	Sub-Advisory Agreement by and between USCF Advisers LLC and SummerHaven Investment Management, LLC, dated as of September 20, 2021, on behalf of USCF Gold Strategy Plus Income Fund(10)

(7)	Sub-Advisory Agreement by and between USCF Advisers LLC and SummerHaven Investment Management, LLC, dated as of September 20, 2021, on behalf of USCF Cayman Commodity 4(10)

(8)	Investment Advisory Agreement by and between USCF Cayman Commodity 5 and USCF Advisers LLC, dated as of September 1, 2022(12)

(9)	Investment Advisory Agreement by and between USCF Cayman Commodity 3 and USCF Advisers LLC, dated as of February 1, 2023(13)

(10)	Investment Advisory Agreement by and between USCF Cayman Commodity 7 and USCF Advisers LLC, dated as of March 21, 2023(14)

(11)	Investment Advisory Agreement by and between USCF Cayman Commodity 10 and USCF Advisers LLC(18)

(12)	Amendment to Investment Advisory Agreement by and between USCF ETF Trust and USCF Advisers LLC, dated as of September 18, 2025(18)

(13)	Amendment to Investment Advisory Agreement by and between USCF ETF Trust and USCF Advisers LLC*

(14)	Investment Advisory Agreement by and between USCF Cayman Commodity 11 and USCF Advisers LLC*

(15)	Sub-Advisory Agreement by and between USCF Advisers LLC and SummerHaven Investment Management, LLC on behalf USCF Cayman Commodity 12*

(e)	(1)	Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of April 16, 2018(5)

(2)	Amendment No. 1 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of April 25, 2018(7)

(3)	Amendment No. 2 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of October 1, 2018(7)

(4)	Amendment No. 3 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of December 10, 2018(6)

(5)	Amendment No. 4 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of May 6, 2020(7)

(6)	Amendment No. 5 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of February 18, 2021(9)

(7)	Amendment No. 6 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of May 6, 2021(9)

(8)	Amendment No. 7 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of February 22, 2022(11)

(9)	Amendment No. 8 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of May 27, 2022(11)

(10)	Amendment No. 9 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of August 3, 2022(11)

(11)	Amendment No. 10 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of December 1, 2022(12)

(12)	Amendment No. 11 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of May 15, 2023(14)

(13)	Amendment No. 12 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of September 21, 2023(15)

(14)	Amendment No. 16 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of September 18, 2025(18)

(f)	Not Applicable

(g)	(1)	Custody Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and USCF Cayman Commodity 2, dated March 26, 2020(7)

(2)	Foreign Custody Manager Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and USCF Cayman Commodity 2, dated March 26, 2020(7)

(3)	Amendment to Custody Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated May 18, 2022(11)

(4)	Amendment to Custody Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated September 15, 2023(15)

(5)	Amendment to Foreign Custody Manager Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated September 15, 2023(15)

(6)	Amendment to Custody Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated August 18, 2025(18)

(7)	Amendment to Foreign Custody Manager Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated August 18, 2025(18)

(8)	Amendment to Custody Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated November 24, 2025(19)

(9)	Amendment to Foreign Custody Manager Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated November 24, 2025(19)

(h)	(1)	Services and Licensing Agreement by and between USCF Advisers LLC and SummerHaven Index Management, LLC, dated as of April 20, 2018(4)

(2)	Fund Administration and Accounting Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and USCF Cayman Commodity 2, dated March 26, 2020(7)

(3)	Transfer Agency and Service Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series, dated March 26, 2020(7)

(4)	Management Fee Waiver Letter Agreement by and between USCF Advisers LLC and USCF ETF Trust on behalf of USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund, USCF Sustainable Battery Metals Strategy Fund and USCF Sustainable Commodity Strategy Fund dated September 18, 2025(18)

(5)	Management Fee Waiver Letter Agreement by and between USCF Advisers LLC and USCF ETF Trust on behalf of USCF Midstream Energy Income Fund, dated September 18, 2025(18)

(6)	Fee Waiver Agreement by and between USCF Advisers, LLC and Miller/Howard Investments, Inc. on behalf of USCF Midstream Energy Income Fund, dated September 18, 2025(18)

(7)	Amendment to Fund Administration and Accounting Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated October 24, 2022(12)

(8)	Amendment to Fund Administration and Accounting Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated September 15, 2023(15)

(9)	Amendment to Transfer Agency and Service Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated September 15, 2023(15)

(10)	Amendment to Fund Administration and Accounting Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated August 18, 2025(18)

(11)	Amendment to Transfer Agency and Service Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated August 18, 2025(18)

(12)	Amendment to Fund Administration and Accounting Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated November 24, 2025(19)

(13)	Amendment to Transfer Agency and Service Agreement between The Bank of New York Mellon and USCF ETF Trust on behalf of itself and each of its series and subsidiaries, dated November 24, 2025(19)

(i)	(1)	Opinion of Legal Counsel(2)

(2)	Consent of Dechert LLP*

(j)	Consent of Independent Registered Public Accounting Firm*

(k)	Not Applicable

(l)	Form of Initial Capital Agreement(2)

(m)	Not Applicable

(n)	Not Applicable

(o)	Reserved

(p)	(1)	Code of Ethics of USCF ETF Trust and USCF Advisers LLC(2)

(2)	Code of Ethics of ALPS Distributors, Inc.(2)

(3)	Code of Ethics of Miller/Howard Investments, Inc.(8)

(4)	Code of Ethics of SummerHaven Investment Management, LLC(8)

(q)	(1)	Power of Attorney (for all Trustees except Robyn L. Alexander)(3)

(2)	Power of Attorney (for Robyn L. Alexander)(17)

(1)	Filed herewith.

(2)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed on June 27, 2014.

(3)	Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement filed on October 21, 2016.

(4)	Incorporated herein by reference to Post-Effective Amendment No. 45 to the Registration Statement filed on April 24, 2018.

(5)	Incorporated herein by reference to Post-Effective Amendment No. 54 to the Registration Statement filed on October 29, 2018.

(6)	Incorporated herein by reference to Post-Effective Amendment No. 69 to the Registration Statement filed on October 28, 2019.

(7)	Incorporated herein by reference to Post-effective Amendment No. 93 to the Registration Statement filed on October 27, 2020.

(8)	Incorporated herein by reference to Post-Effective Amendment No. 105 to the Registration Statement filed on March 17, 2021.

(9)	Incorporated herein by reference to Post-Effective Amendment No. 117 to the Registration Statement filed on October 26, 2021.

(10)	Incorporated herein by reference to Post-Effective Amendment No. 119 to the Registration Statement filed on October 27, 2021.

(11)	Incorporated herein by reference to Post-Effective Amendment No. 136 to the Registration Statement filed on October 27, 2022.

(12)	Incorporated herein by reference to Post-Effective Amendment No. 143 to the Registration Statement filed on January 3, 2023.

(13)	Incorporated herein by reference to Post-Effective Amendment No. 155 to the Registration Statement filed on April 24, 2023.

(14)	Incorporated herein by reference to Post-Effective Amendment No. 165 to the Registration Statement filed on July 31, 2023.

(15)	Incorporated herein by reference to Post-Effective Amendment No. 170 to the Registration Statement filed on September 26, 2023.

(16)	Incorporated herein by reference to Post-Effective Amendment No. 173 to the Registration Statement filed on October 27, 2023.

(17)	Incorporated herein by reference to Post-Effective Amendment No. 188 to the Registration Statement filed on September 27, 2024.

(18)	Incorporated herein by reference to Post-Effective Amendment No. 220 to the Registration Statement filed on October 28, 2025.

(19)	Incorporated herein by reference to Post-Effective Amendment No. 225 to the Registration Statement filed on December 1, 2025.

(20)	Incorporated herein by reference to Post-Effective Amendment No. [__] to the Registration Statement filed on August 25, 2026.

*	To be filed by post-effective amendment

Item 29. Persons Controlled By or Under Common Control with Registrant

The Registrant wholly-owns and controls the following Cayman Islands subsidiaries: USCF Cayman Commodity 2, wholly-owned subsidiary of USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund; USCF Cayman Commodity 3, wholly-owned subsidiary of USCF Energy Commodity Strategy Absolute Return Fund; USCF Cayman Commodity 4, wholly-owned subsidiary of USCF Gold Strategy Plus Income Fund; USCF Cayman Commodity 5, wholly-owned subsidiary of USCF Sustainable Battery Metals Strategy Fund; and USCF Cayman Commodity 7, wholly-owned subsidiary of USCF Sustainable Commodity Strategy Fund and USCF Cayman Commodity 10, wholly-owned subsidiary of USCF Oil Plus Bitcoin Strategy Fund. Reference is made to the captions “Principal Investment Strategies of the Fund” and “Management of the Subsidiary” in each Fund’s Prospectus.

Item 30. Indemnification

Reference is made to Article 9 of the Registrant’s Amended and Restated Declaration of Trust, which is incorporated herein by reference. The general effect of the indemnification available to an officer or trustee may be to reduce the circumstances under which the officer or trustee is required to bear the economic burden of liabilities and expenses related to actions taken by the individual in his or her capacity as an officer or trustee.

The Registrant (also referred to as the “Trust” or “USCF ETF Trust”) is organized as a Delaware statutory trust and is operated pursuant to an Amended and Restated Declaration of Trust that permits the Registrant to indemnify every person who is, or has been, a trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (each, a “Covered Person”). Each Covered Person is indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been such a director, trustee, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. This indemnification is subject to the following conditions:

No indemnification is provided to a Covered Person:

(a)	For any liability to the Trust or its shareholders arising out of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office;

(b)	With respect to any matter as to which the Covered Person has been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust; or

(c)	In the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b) above) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or position by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, such determination being made by: (i) a vote of a majority of the Disinterested Trustees (as such term is defined in Section 8.5.5 of the Amended and Restated Declaration of Trust) acting on the matter (provided that a majority of Disinterested Trustees then in office act on the matter); or (ii) a written opinion of independent legal counsel.

The rights of indemnification under the Amended and Restated Declaration of Trust may be insured against by policies maintained by the Trust are severable; will not affect any other rights to which any Covered Person is entitled; will continue as to a person who has ceased to be a Covered Person; and will inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained in the Amended and Restated Declaration of Trust will affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under Section 8.5 of the Amended and Restated Declaration of Trust will be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under Section 8.5 of the Amended and Restated Declaration of Trust, provided that either:

(a)	Such undertaking is secured by a surety bond or some other appropriate security or the Trust is insured against losses arising out of any such advances; or

(b)	A majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion determines, based upon a review of the readily available facts (as opposed to the facts available upon a full trial), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Amended and Restated Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 31. Business and Other Connections of the Investment Adviser

Reference is made to the caption “Management” in the Prospectuses included in this Registration Statement.

USCF Advisers LLC

USCF Advisers LLC is located at 1850 Mt. Diablo Blvd., Suite 640 Walnut Creek, CA 94596. The information as to the directors and officers of USCF Advisers LLC is set forth in USCF Advisers LLC’s Form ADV filed with the SEC (File No. 801-79985), as amended through the date hereof, and is incorporated herein by reference.

SummerHaven Investment Management, LLC

SummerHaven Investment Management, LLC is located at 1286 East Main Street, Fourth Floor, Stamford, CT 06902. The information as to the directors and officers of SummerHaven Investment Management, LLC is set forth in SummerHaven Investment Management, LLC’s Form ADV filed with the SEC (File No. 801-111663), and amended through the date hereof, and is incorporated herein by reference.

Miller/Howard Investments, Inc.

Miller/Howard Investments, Inc., is located at The Fuller Building, 45 Pine Grove Ave, Suite 301, Kingston, NY 12401. The information as to the directors and officers of Miller/Howard Investments, Inc., is set forth in Miller/Howard Investments, Inc.’s Form ADV filed with the SEC (File No. 801-28170), and amended through the date hereof, and is incorporated herein by reference.

Item 32. Principal Underwriters

(a)	ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies:

1290 Funds

1WS Credit Income Fund

Aberdeen Income Credit Strategies Fund

abrdn ETFs

abrdn Funds

abrdn Global Dynamic Dividend Fund

abrdn Global Premier Properties Fund

abrdn Income Credit Strategies Fund

Accordant ODCE Index Fund

Alpha Alternative Assets Fund

ALPS Series Trust

Alternative Credit Income Fund

Apollo Diversified Credit Fund

Apollo Diversified Real Estate Fund

AQR Funds

Arrowmark Financial Corp.

Axonic Alternative Income Fund

Axonic Funds

BBH Trust

Bluerock High Income Institutional Credit Fund

Bridge Builder Trust

Cambria ETF Trust

CION Ares Diversified Credit Fund

CION Grosvenor Infrastructure Fund

CoinShares ETF Trust (formerly Valkyrie ETF Trust II)

Columbia ETF Trust

Columbia ETF Trust I

Columbia ETF Trust II

Columbia Seligman Premium Technology Growth Fund, Inc.

CRM Mutual Fund Trust

DBX ETF Trust

Diameter Dynamic Credit Fund

Eagle Point Defensive Income Trust

Eagle Point Enhanced Income Trust

EA Series Trust (Cambria Series)

ETF Series Solutions (Vident Series)

Financial Investors Trust

Firsthand Funds

FS Credit Income Fund

FS Credit Opportunities Corp.

FS MVP Private Markets Fund

Gemcorp Commodities Alternative Products Fund

Goehring & Rozencwajg Investment Funds

Goldman Sachs ETF Trust

Goldman Sachs ETF Trust II

Graniteshares ETF Trust

Hartford Funds Exchange-Traded Trust

Heartland Group, Inc.

iM Global Partner Funds (formerly Litman Gregory Funds Trust)

Investment Managers Series Trust II (AXS-Advised Funds)

Investment Managers Series Trust II (Alternative Access-Advised Fund)

Janus Detroit Street Trust

Lattice Strategies Trust

Longleaf Partners Funds Trust

Manager Directed Portfolios (Spyglass Growth Fund)

Meridian Fund, Inc.

Natixis ETF Trust

Natixis ETF Trust II

NYLIM Active ETF Trust

NYLIM ETF Trust

Opportunistic Credit Interval Fund

Principal Exchange-Traded Funds

RiverNorth Funds

RiverNorth Opportunities Fund, Inc.

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

RiverNorth Opportunistic Municipal Income Fund, Inc.

RiverNorth Managed Duration Municipal Income Fund, Inc.

RiverNorth Flexible Municipal Income Fund, Inc.

RiverNorth Capital and Income Fund, Inc.

RiverNorth Flexible Municipal Income Fund II, Inc.

RiverNorth Managed Duration Municipal Income Fund II, Inc.

State Street® SPDR® Dow Jones® Industrial Average℠ ETF Trust

State Street® SPDR® S&P 500® ETF Trust

State Street® SPDR® S&P MIDCAP 400® ETF Trust

Sprott Funds Trust

The Arbitrage Funds

Themes ETF Trust

Tidal Trust II (Cambria Series)

Thornburg ETF Trust

Thornburg Investment Trust (Thornburg American Opportunities Fund ETF Class Shares and Thornburg Focus Growth Fund ETF Class Shares)

Thrivent ETF Trust

Trust for Professional Managers (PT Asset Management Series)

USCF ETF Trust

Wasatch Funds Trust

Wilmington Funds

X-Square Balanced Fund

X-Square Series Trust

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Stephen J. Kyllo	President, Chief Operating Officer, Director, Chief Compliance Officer	None
Brian Schell **	Vice President & Treasurer	None
Eric Parsons	Vice President, Controller and Assistant Treasurer	None
Jason White***	Secretary	None
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None
Eric Theroff^	Assistant Secretary	None
Adam Girard^^	Tax Officer	None
Liza Price	Vice President, Managing Counsel	None
Jed Stahl	Vice President, Managing Counsel	None
James Stegall	Vice President	None
Hilary Quinn	Vice President	None

* Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

** The principal business address for Mr. Schell is 100 South Wacker Drive, 19th Floor, Chicago, IL 60606.

*** The principal business address for Mr. White is 4 Times Square, New York, NY 10036.

^ The principal business address for Mr. Theroff is 1055 Broadway Boulevard, Kansas City, MO 64105

^^ The principal business address for Mr. Girard is 80 Lamberton Road, Windsor, CT 06095

* Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

** The principal business address for Mr. Schell is 100 South Wacker Drive, 19th Floor, Chicago, IL 60606.

*** The principal business address for Mr. White is 4 Times Square, New York, NY 10036.

^ The principal business address for Mr. Theroff is 1055 Broadway Boulevard, Kansas City, MO 64105.

^^ The principal business address for Mr. Girard is 80 Lamberton Road, Windsor, CT 06095.

(c)	:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption and Repurchases	Brokerage Commissions	Other Compensation
ALPS Distributors, Inc.	0	0	0	0

Item 33. Location of Accounts and Records

All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at:

USCF Advisers LLC
1850 Mt. Diablo Blvd., Suite 640
Walnut Creek, CA 94596

The Bank of New York
240 Greenwich Street
New York, New York 10286

ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, CO 80203

SummerHaven Investment Management, LLC
1286 East Main Street, 4th Floor
Stamford, CT 06902

Miller/Howard Investments, Inc.
The Fuller Building
45 Pine Grove Ave, Suite 301
Kingston, NY 12401

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 251 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Walnut Creek of the State of California on this 25th day of August, 2026.

USCF ETF TRUST

By:	/s/ John P. Love
John P. Love
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ Stuart P. Crumbaugh	Chief Financial Officer (Principal Accounting and	August 25, 2026
Stuart P. Crumbaugh	Principal Financial Officer), Treasurer, Secretary, and Trustee

/s/ John P. Love	President, Principal Executive Officer, Chairman, and Trustee	August 25, 2026
John P. Love

*	Independent Trustee	August 25, 2026
H. Abram Wilson

*	Independent Trustee	August 25, 2026
Thomas E. Gard

*	Independent Trustee	August 25, 2026
Jeremy Henderson

*	Independent Trustee	August 25, 2026
John D. Schwartz

*	Independent Trustee	August 25, 2026
Robyn L. Alexander

*By:	/s/ John P. Love
John P. Love
Attorney in Fact
(pursuant to Power of Attorney dated October 13, 2016 for all Trustees other than Robyn L. Alexander and Power of Attorney dated September 12, 2024 for Robyn L. Alexander)